LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

$1,927,436,000 (Approximate) STRUCTURED ASSET INVESTMENT LOAN TRUST, SERIES 2005-11 SENIOR/SUBORDINATE CERTIFICATES Available Funds Floaters No Hard Cap - Act/360 - No Delay

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/ Moody’s /Fitch)
A1(4)	50,484,000	1M LIBOR	2.11	1-78	17.80%	TBD	1/25/2036	AAA/Aaa/AAA
A2(5)	493,187,000	1M LIBOR	2.10	1-78	17.80%	TBD	1/25/2036	AAA/Aaa/AAA
A3(5)	54,798,000	1M LIBOR	2.10	1-78	17.80%	TBD	1/25/2036	AAA/Aaa/AAA
A4(6)	598,484,000	1M LIBOR	0.87	1-23	17.80%	TBD	1/25/2036	AAA/Aaa/AAA
A5(6)	100,000,000	1M LIBOR	3.00	23-63	17.80%	TBD	1/25/2036	AAA/Aaa/AAA
A6(6)	176,681,000	1M LIBOR	3.00	23-63	17.80%	TBD	1/25/2036	AAA/Aaa/AAA
A7(6)	118,681,000	1M LIBOR	6.24	63-78	17.80%	TBD	1/25/2036	AAA/Aaa/AAA
M1	136,567,000	1M LIBOR	4.09	40-76	10.75%	TBD	1/25/2036	AA/Aa2/AA
M2	34,868,000	1M LIBOR	6.49	76-78	8.95%	TBD	1/25/2036	AA-/Aa3/AA-
M3	30,994,000	1M LIBOR	4.46	39-78	7.35%	TBD	1/25/2036	A+/A1/A+
M4	30,025,000	1M LIBOR	4.44	39-78	5.80%	TBD	1/25/2036	A/A2/A
M5	23,245,000	1M LIBOR	4.42	38-78	4.60%	TBD	1/25/2036	A-/A3/A-
M6	21,308,000	1M LIBOR	4.41	38-78	3.50%	TBD	1/25/2036	BBB+/Baa1/BBB+
M7	17,434,000	1M LIBOR	4.40	37-78	2.60%	TBD	1/25/2036	BBB/Baa2/BBB
M8	11,623,000	1M LIBOR	4.31	37-78	2.00%	TBD	1/25/2036	BBB-/Baa3/BBB-
B1	19,371,000	1M LIBOR	3.96	37-69	1.00%	TBD	1/25/2036	BB+/Ba1/BB+
B2	9,686,000	1M LIBOR	3.20	37-47	0.50%	TBD	1/25/2036	BB/NR/BB

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/ Moody’s /Fitch)
A1(4)	50,484,000	1M LIBOR	2.29	1-173	17.80%	TBD	1/25/2036	AAA/Aaa/AAA
A2(5)	493,187,000	1M LIBOR	2.29	1-172	17.80%	TBD	1/25/2036	AAA/Aaa/AAA
A3(5)	54,798,000	1M LIBOR	2.29	1-172	17.80%	TBD	1/25/2036	AAA/Aaa/AAA
A4(6)	598,484,000	1M LIBOR	0.87	1-23	17.80%	TBD	1/25/2036	AAA/Aaa/AAA
A5(6)	100,000,000	1M LIBOR	3.00	23-63	17.80%	TBD	1/25/2036	AAA/Aaa/AAA
A6(6)	176,681,000	1M LIBOR	3.00	23-63	17.80%	TBD	1/25/2036	AAA/Aaa/AAA
A7(6)	118,681,000	1M LIBOR	7.81	63-173	17.80%	TBD	1/25/2036	AAA/Aaa/AAA
M1	136,567,000	1M LIBOR	4.09	40-76	10.75%	TBD	1/25/2036	AA/Aa2/AA
M2	34,868,000	1M LIBOR	8.53	76-140	8.95%	TBD	1/25/2036	AA-/Aa3/AA-
M3	30,994,000	1M LIBOR	4.82	39-118	7.35%	TBD	1/25/2036	A+/A1/A+
M4	30,025,000	1M LIBOR	4.75	39-112	5.80%	TBD	1/25/2036	A/A2/A
M5	23,245,000	1M LIBOR	4.68	38-104	4.60%	TBD	1/25/2036	A-/A3/A-
M6	21,308,000	1M LIBOR	4.59	38-97	3.50%	TBD	1/25/2036	BBB+/Baa1/BBB+
M7	17,434,000	1M LIBOR	4.47	37-88	2.60%	TBD	1/25/2036	BBB/Baa2/BBB
M8	11,623,000	1M LIBOR	4.31	37-78	2.00%	TBD	1/25/2036	BBB-/Baa3/BBB-
B1	19,371,000	1M LIBOR	3.96	37-69	1.00%	TBD	1/25/2036	BB+/Ba1/BB+
B2	9,686,000	1M LIBOR	3.20	37-47	0.50%	TBD	1/25/2036	BB/NR/BB

(1)	Subject to a permitted variance of + 5% in the aggregate.
(2)	The Certificates will be priced assuming a prepayment speed equal to 30% CPR. Assumes a closing date of 11/28/2005 and first payment date of 12/25/2005.
(3)	Initial Credit Enhancement includes overcollateralization of approximately 0.50%.
(4)	The Class A1 Certificates are the Senior Certificates of Group 1.
(5)	The Class A2 and Class A3 Certificates are the Senior Certificates of Group 2.
(6)	The Class A4, Class A5, Class A6 and Class A7 Certificates are the Senior Certificates of Group 3.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Available Information

This document summarizes selected information and may not contain all of the information that you need to consider in making your investment decision. Before you invest, you should read the prospectus dated September 26, 2005 (this may be obtained on Lehman Brother’s web site http://www.lehman.com/pub/sasco) conveyed with this document as well as the registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. See the information in the legend below to learn how to get these documents.

Risk Factors
The Class A1, A2, A3, A4, A5, A6, A7, M1, M2, M3, M4, M5, M6, M7, M8, B1 and B2 Certificates will be subject to certain risks. You should carefully consider the information provided under “Risk Factors” in the prospectus dated September 26, 2005.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Principal Payment Priority
On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the Swap Account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1, Group 2 and Group 3 in proportion to the aggregate collateral balance of each group and then from the unrelated groups, to the extent unpaid. Any funds remaining will be paid in the following order of priority:

I.	Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)	To pay concurrently, to the Senior Certificates:

(a)	All principal from Group 1 will be paid to the Class A1 Certificates, until reduced to zero;

(b)	All principal from Group 2 will be paid to the Class A2 and Class A3 Certificates as follows:

(i)  If a Sequential Trigger Event (as defined herein) is not in effect, all principal from Group 2 will be paid to the Class A2 and Class A3 Certificates, pro rata, in proportion to their outstanding balance, until they have been reduced to zero; or

(ii)  If a Sequential Trigger Event is in effect, all principal from Group 2 will be paid to the Class A2 and Class A3 Certificates, sequentially and in that order, until they have been reduced to zero;

(c)	All principal from Group 3 will be paid to the Class A4, Class A5, Class A6 and Class A7 Certificates, in the following order of priority:

(i)  To the Class A4 Certificates until reduced to zero;

(ii)  To the Class A5 and Class A6 Certificates, pro rata, in proportion to their outstanding balance, until they have been reduced to zero; and

(iii)  To the Class A7 Certificates until reduced to zero;

2)
If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated groups, pro rata based on the aggregate principal balance of the Senior Certificates related to each Group, to be paid as described above, until all the Senior Certificates have been reduced to zero; and

3)	To the Class M1, M2, M3, M4, M5, M6, M7, M8, B1 and B2 Certificates, sequentially and in that order, until reduced to zero.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

II.	On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)
All principal from each Group will be allocated to the Senior Certificates, to be paid as described in (I)(1) above; provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)
If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated groups, pro rata based on the aggregate principal balance of the Senior Certificates related to each Group, to be paid as described above, until the Targeted Senior Enhancement Percentage has been reached in the aggregate; and

3)	All remaining principal will be allocated follows:

(a)	To the Class M1 and M2 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the Class M2 initial credit enhancement percentage;

(b)
To the Class M3, M4, M5, M6, M7, M8, B1 and B2 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial enhancement percentage.

The Stepdown Date is the earlier of (x) the first Distribution Date following the Distribution Date in which the Class Principal Amount of each of the Senior Certificates has been reduced to zero or (y) the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) is greater than or equal to 35.60% (the “Targeted Senior Enhancement Percentage”) or (ii) the 37th distribution date.

A “Sequential Trigger Event” is in effect on any Distribution Date if (a) before the 25th Distribution Date, the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of Cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance exceeds [1.05]%, or (b) on or after the 25th Distribution Date, a Trigger Event is in effect.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, A4, A5, A6, A7, M1, M2, M3, M4, M5, M6, M7, M8, B1 and B2 Certificates (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the applicable Net Funds Cap (as defined herein). Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on December 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)	To pay fees: Servicing Fee and any applicable Mortgage Insurance Fee;

(2)
To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, to be paid from any of Group 1, Group 2 and Group 3 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)
To deposit into the Swap Account any Net Swap Payment or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, in an amount proportionate to the aggregate collateral balance of the unrelated Groups, to the extent not paid above;

(4)	On each Distribution Date beginning in January 2016, to the Final Maturity Reserve Account, the Final Maturity Reserve Fund Amount from each Group;

(5)	To pay Current Interest and Carryforward Interest to the Class A1 Certificates from Group 1 Interest;

(6)	To pay Current Interest and Carryforward Interest to the Class A2 and Class A3 Certificates from Group 2 Interest on a pro rata basis;

(7)	To pay Current Interest and Carryforward Interest to the Class A4, Class A5, Class A6 and Class A7 Certificates from Group 3 Interest, on a pro rata basis;

(8)	To pay Current Interest and Carryforward Interest to the Senior Certificates, on a pro rata basis, to the extent not paid above;

(9)	To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, B1 and B2 Certificates, sequentially and in that order;

(10)	To pay the Credit Risk Manager Fee;

(11)	To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the trust agreement;

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

(12)
Any interest remaining after the application of (1) through (11) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(13)	To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, B1 and B2 Certificates any Deferred Amounts;

(14)
To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Senior Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(15)	To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, B1 and B2 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts; and

(16)	To pay remaining amounts to the holder of the Class X Certificates.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period. The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement. Payments on both legs of the swap are calculated on an actual/360 basis. The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	0	0.00	31	333,531,000	4.88
2	1,868,454,000	4.59	32	311,900,000	4.89
3	1,811,266,000	4.69	33	294,243,000	4.89
4	1,755,821,000	4.78	34	279,798,000	4.90
5	1,702,063,000	4.85	35	266,062,000	4.91
6	1,649,942,000	4.89	36	253,004,000	4.92
7	1,599,409,000	4.90	37	240,587,000	4.92
8	1,550,414,000	4.91	38	228,778,000	4.93
9	1,502,911,000	4.91	39	217,548,000	4.94
10	1,456,854,000	4.91	40	206,869,000	4.95
11	1,412,199,000	4.89	41	196,713,000	4.96
12	1,368,905,000	4.90	42	187,054,000	4.96
13	1,317,243,000	4.88	43	177,870,000	4.97
14	1,265,896,000	4.84	44	169,134,000	4.97
15	1,214,963,000	4.83	45	160,829,000	4.98
16	1,164,538,000	4.82	46	152,930,000	4.98
17	1,114,710,000	4.82	47	145,418,000	4.99
18	1,065,568,000	4.81	48	138,275,000	4.99
19	1,017,193,000	4.81	49	131,483,000	5.00
20	969,661,000	4.81	50	125,022,000	5.00
21	923,046,000	4.81	51	118,879,000	5.01
22	877,413,000	4.82	52	113,038,000	5.02
23	832,825,000	4.82	53	107,483,000	5.02
24	789,338,000	4.83	54	102,200,000	5.03
25	639,484,000	4.84	55	97,177,000	5.03
26	558,946,000	4.85	56	92,400,000	5.03
27	488,550,000	4.85	57	87,857,000	5.04
28	435,032,000	4.86	58	83,536,000	5.04
29	393,307,000	4.87	59	79,425,000	5.04
30	360,178,000	4.87	60	75,504,000	5.05

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Swap Account Payment Priority
All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority after making payments described under “Interest Payment Priority” above:

(1)	To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)	To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)	To pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis, to the extent unpaid;

(4)	To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, B1 and B2 Certificates, sequentially and in that order, to the extent unpaid;

(5)	To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target*;

(6)	To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, B1 and B2 Certificates any Deferred Amounts, to the extent unpaid*;

(7)
To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Senior Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent unpaid;

(8)	To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, B1 and B2 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent unpaid;

(9)	To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)	All remaining amounts to the holder of the Class X Certificates.

* Amounts paid under steps (5) and (6) of the Swap Account Payment Priority and (3) and (4) of the Interest Rate Cap Payment Priority must be limited to Cumulative Realized Losses.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Interest Rate Cap Agreement
An Interest Rate Cap Agreement will be purchased by the Trust. The 48-month Interest Rate Cap Agreement will have a strike rate of 5.50%. It will contribute cash in the event one-month LIBOR rises above the strike rate.

The notional balance of the Interest Rate Cap Agreement will amortize according to its schedule. The table below is an approximation of the schedule for the cap the Trust intends to purchase.

Month	Approximate Notional Balance ($)	Month	Approximate Notional Balance ($)
1	0	31	413,362,000
2	0	32	411,679,000
3	0	33	406,739,000
4	0	34	399,281,000
5	0	35	391,790,000
6	0	36	384,273,000
7	0	37	376,749,000
8	0	38	369,229,000
9	0	39	361,724,000
10	0	40	354,245,000
11	0	41	346,801,000
12	0	42	339,400,000
13	2,895,000	43	332,049,000
14	13,179,000	44	324,758,000
15	24,314,000	45	317,529,000
16	36,166,000	46	310,373,000
17	48,608,000	47	303,291,000
18	61,516,000	48	296,290,000
19	74,772,000	49	289,373,000
20	88,267,000	50	282,546,000
21	101,894,000	51	275,810,000
22	115,555,000	52	269,168,000
23	129,241,000	53	262,624,000
24	142,805,000	54	256,181,000
25	263,655,000	55	249,839,000
26	316,079,000	56	243,600,000
27	359,226,000	57	237,465,000
28	386,330,000	58	231,438,000
29	402,454,000	59	225,518,000
30	410,767,000	60	219,639,000

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

One business day prior to each Distribution Date, the cap provider will make payments equal to the product of (a) the Interest Rate Cap Agreement notional balance for that month, (b) the excess, if any, of one-month LIBOR for such determination date over the strike rate and (c) the actual number of days in the corresponding Accrual Period divided by 360.

Interest Rate Cap Payment Priority

All payments due under the Interest Rate Cap Agreement will be allocated in the following order of priority after making payments described under “Swap Account Payment Priority” above:

(1)	To pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis, to the extent unpaid;

(2)	To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, B1 and B2 Certificates, sequentially and in that order, to the extent unpaid;

(3)	To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target for such Distribution Date*;

(4)	To pay to the Class M1, M2, M3, M4, M5, M6, M7, M8, B1 and B2 Certificates, any Deferred Amounts, to the extent unpaid*;

(5)
To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Senior Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent unpaid;

(6)	To the Class M1, M2, M3, M4, M5, M6, M7, M8, B1 and B2 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, sequentially and in that order, to the extent not yet paid; and

(7)	All remaining amounts to the holder of the Class X Certificates.

* Amounts paid under steps (5) and (6) of the Swap Account Payment Priority and (3) and (4) of the Interest Rate Cap Payment Priority must be limited to Cumulative Realized Losses.

A Swap or Cap Counterparty shall have (a) either (i) the unsecured, short-term debt obligations rated at least “A-1” by S&P or (ii) if the counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations rated at least “A+” by S&P, (b) either (i) the unsecured, long-term senior debt obligations rated at least “A1” by Moody’s (and if rated “A1” by Moody’s, such rating is not on watch for possible downgrade to below “A1”) and the unsecured, short-term debt obligations rated at least “P-1” by Moody’s (and if rated “P-1” by Moody’s, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such counterparty does not have a short-term debt rating from Moody’s, the unsecured, long-term senior debt obligations rated at least “Aa3” by Moody’s (and if rated “Aa3” by Moody’s, such rating is not on watch for possible downgrade to below “Aa3”), and (c) either (i) the unsecured, long-term senior debt obligations are rated at least “A” by Fitch or (ii) the unsecured, short-term debt obligations are rated at least “F1” by Fitch.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the related Optimal Interest Remittance Amount (as defined below) for such date over (ii) the sum of (x) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty and (y) the Final Maturity Reserve Fund Amount and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for the three groups, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates related to any two Groups have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date and each Group will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate Group balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Final Maturity Reserve Trust

On each Distribution Date beginning with January 2016, an amount (the “Final Maturity Reserve Fund Amount”) equal to the product of (x) the Final Maturity Reserve Fund Rate, (y) the outstanding pool balance on such Distribution Date and (z) a fraction, the numerator of which is the actual number of days in the related Accrual Period and the denominator of which is 360 will be deposited into the Final Maturity Reserve Account. On the earlier of the termination of the Trust Fund or the Distribution Date in January 2036, amounts on deposit in the Final Maturity Reserve Account will be distributed as principal and interest on the Certificates.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Origination and Servicing

The majority of the Mortgage Loans were originated by BNC Mortgage (74.02%), Finance America (9.89%) and Argent (9.44%) and as of the Closing Date are serviced by Option One (74.21%), JPMorgan Chase (10.11%), Wells Fargo (7.54%), HomEq (6.16%) and Aurora (1.97%).

Approximately 22.27% of the Mortgage Loans serviced by Option One will transfer to either JPMorgan Chase or Wells Fargo, on or about January 1, 2006. Approximately 77.35% of the Mortgage Loans serviced by Option One will transfer to Wells Fargo, JPMorgan Chase or HomEq on or about February 1, 2006.

Mortgage Loans serviced by Aurora, HomEq and JPMorgan Chase will be serviced with a mid-month prepayment period for the purpose of accounting for collections of prepayments in full in the related mortgage loans. Mortgage Loans serviced by Option One and Wells Fargo will be serviced with a calendar month prepayment period for the purpose of accounting for collections of prepayments in full or in part on the related mortgage loans.

Mortgage Insurance

Approximately 80.01% of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by Mortgage Guaranty Insurance Corporation (AA/Aa2), PMI Mortgage Insurance Co. (AA/Aa2/AA+) and Republic Mortgage Insurance Company (AA/Aa3/AA) (S&P/Moody’s/Fitch). This coverage will generally reduce the LTV of the insured loans to 60%.

Credit Risk Manager

The Clayton Fixed Income Services (“CFISI”), formerly known as The Murrayhill Company, will act as a credit risk manager on behalf of the Trust. CFISI’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of CFISI’s monthly activities:

•	Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•	Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

•	Review of the prepayment premium collections by the servicers.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Basis Risk Shortfall

With respect to each Distribution, to the extent that (a) the amount of interest payable to a Class of LIBOR Certificates, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall and Unpaid Basis Risk Shortfall, before the Class X and Class R Certificates are entitled to any distributions.

The “Unpaid Basis Risk Shortfall” for any Class of LIBOR Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B Certificates in inverse order of priority and the Class M Certificates in inverse order of priority. The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”. The balance of the Class A1, A2, A3, A4, A5, A6 and A7 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates and each Class of Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust. Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes. Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance. If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3, A4, A5, A6 and A7 Certificates will double and the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8, B1 and B2 Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

The Class A1, A2, A3, A4, A5, A6 and A7 Certificates will have limited protection by means of the subordination of the Class M and Class B Certificates. The Class A1, A2, A3, A4, A5, A6 and A7 Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution. Each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and the Class B Certificates. Each Class of Class B Certificates will be senior to all other Classes of Class B Certificates with a higher numerical designation. If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and the Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates in inverse order of priority, until all of the Class B Certificates have each been reduced to zero; then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have each been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”). Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down. The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.50% of the Cut-off Date collateral balance.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [42.00]% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date	Loss Percentage

January 2008 to December 2008	[1.05]% for the first month, plus an additional 1/12th of
[1.25]% for each month thereafter

January 2009 to December 2009	[2.30]% for the first month, plus an additional 1/12th of
[1.30]% for each month thereafter

January 2010 to December 2010	[3.60]% for the first month, plus an additional 1/12th of
[1.05]% for each month thereafter

January 2011 to December 2011	[4.65]% for the first month, plus an additional 1/12th of
[0.60]% for each month thereafter

January 2012 and thereafter	[5.25]%

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative realized losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M Certificates, the Class B Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315
	Domenic Tripodi	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Christina Barretto	(212) 526-2185
	Shelly Garg	(212) 526-0198
	Patrick Fruzzetti	(212) 526-2693
	Elena Yu	(212) 526-0524

Rating Agency Contacts

S&P	John Sang	(212) 438-6058
Moody’s	Wioletta Frankowicz	(212) 553-1019
Fitch	Lori Samuels	(212) 908-0264

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Summary of Terms
Issuer:	Structured Asset Investment Loan Trust, Series 2005-11
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Securities Administrator:	Wells Fargo Bank, N.A.
Master Servicer:	Aurora Loan Services LLC
Credit Risk Manager:	Clayton Fixed Income Services Inc.
Lead Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	[TBD]
Cap Counterparty:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in January 2005.
Statistical Calculation Date:

Approximately 40.71% of the Mortgage Loans are as of November 1, 2005.
Approximately 0.21% of the Mortgage Loans are as of November 9, 2005.
Approximately 57.40% of the Mortgage Loans are as of November 17, 2005.
Approximately 1.68% of the Mortgage Loans are as of December 1, 2005.

Cut-Off Date:	December 1, 2005
Pricing Date:	Week of December 19, 2005
Closing Date:	December 28, 2005
Settlement Date:	December 28, 2005
Delay Days:	0 day delay
Dated Date:	December 25, 2005
Day Count:	Actual/360
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Final Maturity Reserve Fund Rate:	Prior to the Distribution Date in January 2016, 0.00%. On each Distribution Date beginning with January 2016, 0.002% per annum.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Credit Risk Manager Fee:	0.011% of the loan principal balance annually.
Servicing Fee:

The servicing fee for approximately 99.72% of the Mortgage Loans is equal to 0.50% of the loan principal balance annually. The servicing fee for approximately 0.28% of the Mortgage Loans is equal to 0.30% of the loan principal balance annually for the first 10 Distribution Dates, 0.40% of the loan principal balance annually for Distribution Dates 11 through 30, and 0.65% of the loan principal balance annually thereafter.

Clearing/Registration:	Book-entry through DTC, Clearstream and Euroclear.
Denomination:

Minimum $25,000; increments $1 in excess thereof for the Class A Certificates, provided however, sales to European Investors will be sold in minimum total investment amounts of $100,000. Minimum $100,000; increments $1 in excess thereof for the Class M and Class B Certificates.

SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible.
ERISA Eligibility:

The Class A and Class M Certificates are expected to be ERISA eligible, until both of the interest rate cap agreement and interest rate swap agreement are terminated, subject to certain investor-based qualifications.

Tax Status:	REMIC for Federal income tax purposes.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Sensitivity Analysis - To 10% Call

% CPR(1)	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.41	2.65	2.11	1.67	1.31
Window (mos)	1-121	1-95	1-78	1-65	1-55
Expected Final Mat.	12/25/2015	10/25/2013	5/25/2012	4/25/2011	6/25/2010

Class A2
Avg. Life (yrs)	3.40	2.65	2.10	1.67	1.30
Window (mos)	1-121	1-95	1-78	1-65	1-55
Expected Final Mat.	12/25/2015	10/25/2013	5/25/2012	4/25/2011	6/25/2010

Class A3
Avg. Life (yrs)	3.40	2.65	2.10	1.67	1.30
Window (mos)	1-121	1-95	1-78	1-65	1-55
Expected Final Mat.	12/25/2015	10/25/2013	5/25/2012	4/25/2011	6/25/2010

Class A4
Avg. Life (yrs)	1.36	1.07	0.87	0.73	0.62
Window (mos)	1-36	1-29	1-23	1-19	1-16
Expected Final Mat.	11/25/2008	4/25/2008	10/25/2007	6/25/2007	3/25/2007

Class A5
Avg. Life (yrs)	5.12	3.94	3.00	2.23	1.88
Window (mos)	36-99	29-77	23-63	19-36	16-30
Expected Final Mat.	2/25/2014	4/25/2012	2/25/2011	11/25/2008	5/25/2008

Class A6
Avg. Life (yrs)	5.12	3.94	3.00	2.23	1.88
Window (mos)	36-99	29-77	23-63	19-36	16-30
Expected Final Mat.	2/25/2014	4/25/2012	2/25/2011	11/25/2008	5/25/2008

Class A7
Avg. Life (yrs)	9.72	7.63	6.24	5.12	3.41
Window (mos)	99-121	77-95	63-78	36-65	30-55
Expected Final Mat.	12/25/2015	10/25/2013	5/25/2012	4/25/2011	6/25/2010

Class M1
Avg. Life (yrs)	5.65	4.56	4.09	4.05	4.28
Window (mos)	37-119	38-94	40-76	42-63	45-55
Expected Final Mat.	10/25/2015	9/25/2013	3/25/2012	2/25/2011	6/25/2010

Class M2
Avg. Life (yrs)	10.07	7.91	6.49	5.40	4.58
Window (mos)	119-121	94-95	76-78	63-65	55-55
Expected Final Mat.	12/25/2015	10/25/2013	5/25/2012	4/25/2011	6/25/2010

(1) Assumes a closing date of 11/28/2005 and first payment date of 12/25/2005.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Sensitivity Analysis - To 10% Call

% CPR(1)	20%	25%	30%	35%	40%

Class M3
Avg. Life (yrs)	6.55	5.21	4.46	4.04	3.86
Window (mos)	37-121	38-95	39-78	41-65	43-55
Expected Final Mat.	12/25/2015	10/25/2013	5/25/2012	4/25/2011	6/25/2010

Class M4
Avg. Life (yrs)	6.55	5.21	4.44	3.99	3.76
Window (mos)	37-121	38-95	39-78	40-65	41-55
Expected Final Mat.	12/25/2015	10/25/2013	5/25/2012	4/25/2011	6/25/2010

Class M5
Avg. Life (yrs)	6.55	5.20	4.42	3.95	3.69
Window (mos)	37-121	37-95	38-78	39-65	40-55
Expected Final Mat.	12/25/2015	10/25/2013	5/25/2012	4/25/2011	6/25/2010

Class M6
Avg. Life (yrs)	6.55	5.19	4.41	3.92	3.63
Window (mos)	37-121	37-95	38-78	38-65	39-55
Expected Final Mat.	12/25/2015	10/25/2013	5/25/2012	4/25/2011	6/25/2010

Class M7
Avg. Life (yrs)	6.55	5.19	4.40	3.89	3.59
Window (mos)	37-121	37-95	37-78	38-65	38-55
Expected Final Mat.	12/25/2015	10/25/2013	5/25/2012	4/25/2011	6/25/2010

Class M8
Avg. Life (yrs)	6.45	5.12	4.31	3.83	3.51
Window (mos)	37-121	37-95	37-78	37-65	38-55
Expected Final Mat.	12/25/2015	10/25/2013	5/25/2012	4/25/2011	6/25/2010

Class B1
Avg. Life (yrs)	5.91	4.69	3.96	3.50	3.25
Window (mos)	37-109	37-85	37-69	37-58	37-49
Expected Final Mat.	12/25/2014	12/25/2012	8/25/2011	9/25/2010	12/25/2009

Class B2
Avg. Life (yrs)	4.41	3.57	3.20	3.08	3.08
Window (mos)	37-73	37-57	37-47	37-39	37-37
Expected Final Mat.	12/25/2011	8/25/2010	10/25/2009	2/25/2009	12/25/2008

(1) Assumes a closing date of 11/28/2005 and first payment date of 12/25/2005.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Sensitivity Analysis - To Maturity

% CPR(1)	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.69	2.89	2.29	1.83	1.42
Window (mos)	1-259	1-208	1-173	1-145	1-123
Expected Final Mat.	6/25/2027	3/25/2023	4/25/2020	12/25/2017	2/25/2016

Class A2
Avg. Life (yrs)	3.68	2.88	2.29	1.82	1.42
Window (mos)	1-257	1-208	1-172	1-144	1-122
Expected Final Mat.	4/25/2027	3/25/2023	3/25/2020	11/25/2017	1/25/2016

Class A3
Avg. Life (yrs)	3.68	2.88	2.29	1.82	1.42
Window (mos)	1-257	1-208	1-172	1-144	1-122
Expected Final Mat.	4/25/2027	3/25/2023	3/25/2020	11/25/2017	1/25/2016

Class A4
Avg. Life (yrs)	1.36	1.07	0.87	0.73	0.62
Window (mos)	1-36	1-29	1-23	1-19	1-16
Expected Final Mat.	11/25/2008	4/25/2008	10/25/2007	6/25/2007	3/25/2007

Class A5
Avg. Life (yrs)	5.12	3.94	3.00	2.23	1.88
Window (mos)	36-99	29-77	23-63	19-36	16-30
Expected Final Mat.	2/25/2014	4/25/2012	2/25/2011	11/25/2008	5/25/2008

Class A6
Avg. Life (yrs)	5.12	3.94	3.00	2.23	1.88
Window (mos)	36-99	29-77	23-63	19-36	16-30
Expected Final Mat.	2/25/2014	4/25/2012	2/25/2011	11/25/2008	5/25/2008

Class A7
Avg. Life (yrs)	12.09	9.58	7.81	6.43	4.39
Window (mos)	99-259	77-209	63-173	36-145	30-123
Expected Final Mat.	6/25/2027	4/25/2023	4/25/2020	12/25/2017	2/25/2016

Class M1
Avg. Life (yrs)	5.65	4.56	4.09	4.05	4.42
Window (mos)	37-119	38-94	40-76	42-63	45-64
Expected Final Mat.	10/25/2015	9/25/2013	3/25/2012	2/25/2011	3/25/2011

Class M2
Avg. Life (yrs)	13.19	10.47	8.53	7.11	6.26
Window (mos)	119-213	94-172	76-140	63-117	64-99
Expected Final Mat.	8/25/2023	3/25/2020	7/25/2017	8/25/2015	2/25/2014

(1) Assumes a closing date of 11/28/2005 and first payment date of 12/25/2005.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Sensitivity Analysis - To Maturity

% CPR(1)	20%	25%	30%	35%	40%

Class M3
Avg. Life (yrs)	7.10	5.66	4.82	4.34	4.11
Window (mos)	37-181	38-145	39-118	41-99	43-84
Expected Final Mat.	12/25/2020	12/25/2017	9/25/2015	2/25/2014	11/25/2012

Class M4
Avg. Life (yrs)	7.04	5.61	4.75	4.25	3.98
Window (mos)	37-173	38-137	39-112	40-93	41-79
Expected Final Mat.	4/25/2020	4/25/2017	3/25/2015	8/25/2013	6/25/2012

Class M5
Avg. Life (yrs)	6.96	5.53	4.68	4.16	3.87
Window (mos)	37-162	37-128	38-104	39-87	40-74
Expected Final Mat.	5/25/2019	7/25/2016	7/25/2014	2/25/2013	1/25/2012

Class M6
Avg. Life (yrs)	6.85	5.43	4.59	4.08	3.76
Window (mos)	37-150	37-119	38-97	38-80	39-68
Expected Final Mat.	5/25/2018	10/25/2015	12/25/2013	7/25/2012	7/25/2011

Class M7
Avg. Life (yrs)	6.68	5.30	4.47	3.95	3.65
Window (mos)	37-137	37-108	37-88	38-73	38-62
Expected Final Mat.	4/25/2017	11/25/2014	3/25/2013	12/25/2011	1/25/2011

Class M8
Avg. Life (yrs)	6.45	5.12	4.31	3.83	3.51
Window (mos)	37-122	37-96	37-78	37-65	38-55
Expected Final Mat.	1/25/2016	11/25/2013	5/25/2012	4/25/2011	6/25/2010

Class B1
Avg. Life (yrs)	5.91	4.69	3.96	3.50	3.25
Window (mos)	37-109	37-85	37-69	37-58	37-49
Expected Final Mat.	12/25/2014	12/25/2012	8/25/2011	9/25/2010	12/25/2009

Class B2
Avg. Life (yrs)	4.41	3.57	3.20	3.08	3.08
Window (mos)	37-73	37-57	37-47	37-39	37-37
Expected Final Mat.	12/25/2011	8/25/2010	10/25/2009	2/25/2009	12/25/2008

(1) Assumes a closing date of 11/28/2005 and first payment date of 12/25/2005.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Available Funds Cap Schedule* (1)(2)(3)
*The Effective Available Funds Cap is shown for the first 60 Distribution Dates. For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement and payments from the Interest Rate Cap Agreement were available to the Senior Certificates of each group in proportion to the related Collateral Group Balance.

Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Group 3 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)	Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Group 3 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)
1	6.99493	6.45578	6.49086	6.49477	40	26.61332	25.83029	25.82091	25.84926
2	21.59346	21.07178	21.10569	21.10949	41	24.66974	23.57362	23.53975	23.58724
3	21.48315	20.96155	20.99543	20.99923	42	25.56273	24.83742	24.81436	24.84603
4	23.67361	23.09622	23.13369	23.13791	43	24.70726	24.00594	23.98359	24.01423
5	21.30140	20.77997	20.81453	20.81807	44	25.50209	24.77802	24.75488	24.78655
6	21.95734	21.41861	21.45428	21.45796	45	24.67423	23.94836	23.92593	23.95739
7	21.22545	20.70418	20.73867	20.74223	46	24.64622	23.92096	23.89888	23.93019
8	21.90858	21.37001	21.40561	21.40931	47	25.89078	24.89323	24.83874	24.89088
9	21.18779	20.66668	20.70109	20.70468	48	25.12324	24.54027	24.45593	24.50615
10	21.17368	20.65266	20.68704	20.69064	49	25.92824	25.32656	25.23936	25.29125
11	21.88399	21.34589	21.38193	21.38544	50	25.06308	24.48151	24.39707	24.44728
12	21.15434	20.63368	20.66852	20.67193	51	25.05018	24.45057	24.36608	24.41689
13	21.78702	21.24909	21.28505	21.28859	52	27.69898	27.03591	26.94230	26.99855
14	21.09627	20.57578	20.61054	20.61398	53	24.99241	24.39093	24.33672	24.37620
15	21.07897	20.55857	20.59330	20.59675	54	25.80214	25.21685	25.12837	25.18023
16	23.31715	22.74284	22.77949	22.78392	55	24.94009	24.37441	24.28873	24.33891
17	21.03225	20.51361	20.54705	20.55092	56	25.74042	25.15663	25.06805	25.11990
18	21.71236	21.17651	21.21103	21.21505	57	24.87740	24.31317	24.22740	24.27758
19	20.98185	20.46339	20.49675	20.50065	58	24.85019	24.28342	24.21306	24.25752
20	21.64936	21.11371	21.14814	21.15218	59	25.64813	25.06777	25.01294	25.05199
21	20.91941	20.40998	20.43527	20.44192	60	24.83762	24.26386	24.17747	24.22819
22	20.88602	20.37006	20.42832	20.42278	61	12.51877	11.92661	11.83723	11.88966
23	23.66755	21.85976	21.74454	21.84516	62	12.11534	11.54297	11.45638	11.50713
24	23.12655	22.44658	22.47364	22.48503	63	12.11574	11.54408	11.45738	11.50815
25	23.77903	23.07673	23.10465	23.11642	64	13.41552	12.78217	12.69069	12.74523
26	22.94205	22.26272	22.28971	22.30110	65	12.11766	11.54824	11.46356	11.51352
27	22.88285	22.20680	22.23108	22.24339	66	12.52200	11.93435	11.84750	11.89885
28	24.40518	23.68085	23.71424	23.72465	67	12.11848	11.55050	11.46634	11.51606
29	23.44835	22.37943	22.35542	22.39833	68	12.52286	11.93669	11.84961	11.90101
30	24.28304	23.54768	23.57032	23.58512	69	12.11932	11.55277	11.46840	11.51816
31	23.46003	22.74928	22.77156	22.78572	70	12.12083	11.55391	11.47288	11.52140
32	24.20572	23.47170	23.49470	23.50933	71	12.52530	11.94224	11.85639	11.90723
33	23.44045	22.68916	22.70870	22.72518	72	12.12168	11.55816	11.47497	11.52420
34	23.41217	22.65941	22.68059	22.69650	73	12.52618	11.94463	11.85856	11.90945
35	24.85214	23.66585	23.71784	23.73591	74	12.12254	11.56049	11.47708	11.52635
36	24.12888	23.44474	23.43689	23.46153	75	12.12297	11.56166	11.47815	11.52744
37	24.90513	24.19871	24.19057	24.21602	76	12.96068	12.36028	12.27457	12.32593
38	24.07101	23.38789	23.37997	23.40461	77	12.12494	11.56597	11.48374	11.53248
39	24.06605	23.36069	23.35005	23.37641	78	12.52956	11.95273	11.86765	11.91804

(1)	Based on one-month LIBOR and six-month LIBOR of 20% for each period.
(2)	Assumes a constant prepayment rate of 30%. Assumes a closing date of 11/28/2005 and first payment date of 12/25/2005
(3)	Assumes no losses.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Excess Spread (1)(2)(3)(4)

Period	Excess Spread	Period	Excess Spread
1	1.82%	31	3.39%
2	1.43%	32	3.55%
3	1.33%	33	3.37%
4	1.74%	34	3.35%
5	1.15%	35	3.58%
6	1.28%	36	3.46%
7	1.09%	37	3.63%
8	1.25%	38	3.51%
9	1.07%	39	3.54%
10	1.06%	40	4.07%
11	1.25%	41	3.57%
12	1.06%	42	3.77%
13	1.25%	43	3.60%
14	1.11%	44	3.78%
15	1.12%	45	3.60%
16	1.64%	46	3.61%
17	1.11%	47	3.79%
18	1.29%	48	3.64%
19	1.11%	49	3.81%
20	1.28%	50	3.64%
21	1.10%	51	3.63%
22	1.10%	52	4.16%
23	2.00%	53	3.64%
24	3.23%	54	3.83%
25	3.41%	55	3.66%
26	3.23%	56	3.84%
27	3.23%	57	3.66%
28	3.57%	58	3.68%
29	3.24%	59	3.87%
30	3.57%	60	3.70%

(1)	Based on gradually increasing one-month LIBOR and six-month LIBOR.
(2)	Assumes a constant prepayment rate of 30%. Assumes a closing date of 11/28/2005 and a first payment date of 12/25/2005
(3)	Does not include swap payments to the Trust, reflects swap payments made by the Trust.
(4)	Does not include cap payments to the Trust.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

SAIL 2005-11 Collateral Summary - Aggregate

Total Number of Loans	9,711	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$1,937,122,070	Yes	38.7%
Average Loan Principal Balance	$199,477	No	61.3%
Fixed Rate	21.4%
Adjustable Rate	78.6%	Primary Mortgage Insurance Coverage
Prepayment Premium	72.6%	(First Lien Loans with LTV > 80%)
Weighted Average Coupon	7.5%	Yes	80.0%
Weighted Average Margin	5.8%	No	20.0%
Weighted Average Initial Periodic Cap	3.0%
Weighted Average Periodic Cap	1.0%	Lien Position
Weighted Average Maximum Rate	14.2%	First	95.3%
Weighted Average Floor	7.4%	Second	4.7%
Weighted Average Original Term (mo.)	350
Weighted Average Remaining Term (mo.)	349	Loan Purpose
Weighted Average Loan Age (mo.)	1	Cash Out Refinance	53.6%
Weighted Average Combined LTV	83.5%	Purchase	40.1%
Weighted Average Effective Combined LTV	71.8%	Rate/Term Refinance	5.2%
Weighted Average Full Combined LTV	88.5%	Debt Consolidation	1.1%
% of Loans with Junior Liens	26.3%
Non-Zero Weighted Average FICO	633	Geographic Distribution
Non-Zero Weighted Average DTI	41.3%	(Other states account individually for less than
% IO Loans	36.7%	3% of the Statistical Cut-off Date principal balance)
		CA	41.4%
Product Type		IL	6.9%
2/28 ARM (Libor)	74.2%	NY	6.1%
Fixed Rate	15.4%	AZ	5.6%
Balloon	6.0%	FL	5.6%
3/27 ARM (Libor)	3.9%
Other	0.5%	Occupancy Status
		Primary Home	88.8%
Documentation Type		Investment	9.3%
Full	56.4%	Second Home	1.9%
Stated	39.6%
Limited	3.7%
No Documentation	0.3%

Collateral information is as of the Statistical Calculation Date.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Aggregate
Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	3,773	$780,122,661.25	40.27%	7.648%	100.00%	616	81.94%	55.89%	37.53%
2/38 ARM (Libor)	3	355,717.44	0.02	7.828	100.00	606	90.40	44.85	28.65
3/27 ARM (Libor)	153	34,425,887.12	1.78	7.113	100.00	633	79.69	62.66	37.40
5/25 ARM (Libor)	23	5,509,860.31	0.28	6.971	100.00	639	81.09	49.22	55.63
6 Month ARM (Libor)	2	471,754.73	0.02	5.591	100.00	623	78.82	100.00	41.45
Balloon	1,540	116,950,811.71	6.04	9.740	0.00	655	94.04	49.57	9.45
Fixed Rate	1,760	288,935,859.18	14.92	7.089	0.00	627	85.65	84.34	68.59
Subtotal (Non-IO):	7,254	$1,226,772,551.74	63.33%	7.697%	66.91%	623	83.90%	62.16%	42.25%

Interest-Only Loans:
2/28 ARM (Libor)	2,268	$656,730,941.38	33.90%	7.074%	100.00%	650	82.93%	45.69%	31.80%
3/27 ARM (Libor)	141	41,374,209.31	2.14	6.877	100.00	649	82.28	53.28	46.57
5/25 ARM (Libor)	11	2,882,694.30	0.15	6.484	100.00	683	79.15	44.08	0.00
Fixed Rate	37	9,361,673.31	0.48	6.923	0.00	665	79.34	73.07	39.58
Subtotal (IO Loans):	2,457	$710,349,518.30	36.67%	7.058%	98.68%	650	82.83%	46.49%	32.64%

Total:	9,711	$1,937,122,070.04	100.00%	7.463%	78.56%	633	83.51%	56.42%	38.72%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	3	$552,200.00	0.08%	7.322%	100.00%	591	74.22%	49.80%	0.00%
60	2,409	699,474,439.16	98.47	7.054	98.66	649	82.89	46.93	33.14
120	45	10,322,879.14	1.45	7.360	100.00	683	79.49	16.39	0.00
Total:	2,457	$710,349,518.30	100.00%	7.058%	98.68%	650	82.83%	46.49%	32.64%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	821	$30,176,394.18	1.56%	10.285%	16.87%	641	94.67%	59.36%	3.94%
50,000.01 - 100,000.00	1,949	146,471,642.79	7.56	8.859	36.63	628	87.99	62.00	25.34
100,000.01 - 150,000.00	1,685	210,103,423.04	10.85	7.822	66.47	623	83.91	68.14	35.67
150,000.01 - 200,000.00	1,386	243,164,280.90	12.55	7.483	81.77	626	81.98	61.52	36.04
200,000.01 - 250,000.00	991	222,711,228.89	11.50	7.326	83.95	628	81.35	58.25	35.12
250,000.01 - 300,000.00	811	222,472,505.47	11.48	7.258	86.74	629	81.42	54.02	36.87
300,000.01 - 350,000.00	601	194,963,968.79	10.06	7.206	86.57	633	83.01	45.84	41.55
350,000.01 - 400,000.00	520	194,709,974.20	10.05	7.172	85.14	636	84.09	47.94	46.92
400,000.01 - 450,000.00	336	143,362,060.97	7.40	7.036	80.86	636	83.67	55.26	45.66
450,000.01 - 500,000.00	264	126,078,485.82	6.51	7.212	88.61	641	83.84	47.96	44.51
500,000.01 - 550,000.00	159	83,511,804.25	4.31	7.087	90.65	654	85.17	45.85	50.74
550,000.01 - 600,000.00	93	53,311,803.89	2.75	7.112	90.48	659	85.14	53.53	53.81
600,000.01 - 650,000.00	43	26,946,424.15	1.39	6.666	83.98	649	85.06	69.54	55.89
650,000.01 >=	52	39,138,072.70	2.02	6.882	91.77	644	80.80	85.57	22.76
Total:	9,711	$1,937,122,070.04	100.00%	7.463%	78.56%	633	83.51%	56.42%	38.72%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	8,221	$1,846,516,020.26	95.32%	7.308%	82.42%	632	82.72%	57.12%	40.62%
2nd Lien	1,490	90,606,049.78	4.68	10.620	0.00	660	99.61	42.08	0.00
Total:	9,711	$1,937,122,070.04	100.00%	7.463%	78.56%	633	83.51%	56.42%	38.72%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	4,739	$1,038,441,974.11	53.61%	7.273%	72.26%	619	81.99%	63.89%	46.52%
Purchase	4,375	776,601,686.34	40.09	7.739	86.76	654	85.83	44.80	28.36
Rate/Term Refinance	506	100,815,072.88	5.20	7.336	77.32	618	81.71	64.92	42.22
Debt Consolidation	91	21,263,336.71	1.10	7.245	92.81	594	81.26	75.48	19.82
Total:	9,711	$1,937,122,070.04	100.00%	7.463%	78.56%	633	83.51%	56.42%	38.72%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	8,410	$1,721,113,679.40	88.85%	7.362%	77.32%	629	83.21%	57.23%	36.85%
Investment	1,069	179,489,279.98	9.27	8.328	89.14	658	86.35	52.69	60.66
Second Home	232	36,519,110.66	1.89	7.960	85.14	670	83.79	36.23	19.06
Total:	9,711	$1,937,122,070.04	100.00%	7.463%	78.56%	633	83.51%	56.42%	38.72%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,545	$98,018,060.47	5.06%	10.338%	0.00%	657	97.77%	45.93%	4.28%
181 - 240	79	8,265,020.19	0.43	7.780	0.00	631	84.95	79.15	50.46
241 - 360	8,080	1,829,239,664.43	94.43	7.307	83.18	632	82.74	56.86	40.53
361 - 480	7	1,599,324.95	0.08	7.627	22.24	607	79.51	80.08	26.40
Total:	9,711	$1,937,122,070.04	100.00%	7.463%	78.56%	633	83.51%	56.42%	38.72%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,545	$98,018,060.47	5.06%	10.338%	0.00%	657	97.77%	45.93%	4.28%
181 - 240	79	8,265,020.19	0.43	7.780	0.00	631	84.95	79.15	50.46
241 - 360	8,080	1,829,239,664.43	94.43	7.307	83.18	632	82.74	56.86	40.53
361 - 480	7	1,599,324.95	0.08	7.627	22.24	607	79.51	80.08	26.40
Total:	9,711	$1,937,122,070.04	100.00%	7.463%	78.56%	633	83.51%	56.42%	38.72%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	2,798	$802,148,943.17	41.41%	7.164%	85.58%	635	82.04%	49.91%	35.82%
IL	793	134,030,191.23	6.92	8.042	85.83	633	85.57	59.95	42.15
NY	422	117,348,844.92	6.06	7.395	59.20	648	85.98	49.09	55.74
AZ	626	109,183,598.84	5.64	7.649	88.12	626	83.36	61.12	36.73
FL	637	108,747,390.32	5.61	7.492	67.73	630	83.61	58.26	42.41
NJ	243	57,969,410.47	2.99	7.752	77.99	624	82.94	46.14	48.86
MN	379	57,817,933.03	2.98	7.629	87.38	643	85.08	58.19	29.15
MD	269	52,157,206.48	2.69	7.523	71.63	629	82.72	62.75	42.82
HI	157	46,643,297.48	2.41	7.135	67.73	665	81.83	58.82	37.55
MI	408	44,315,510.93	2.29	7.935	76.63	615	86.23	72.80	33.01
Other	2,979	406,759,743.17	21.00	7.736	69.42	625	84.89	66.78	38.10
Total:	9,711	$1,937,122,070.04	100.00%	7.463%	78.56%	633	83.51%	56.42%	38.72%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	393	$68,768,926.84	3.55%	7.065%	77.55%	597	50.96%	60.18%	0.00%
60.01 to 70.00%	478	103,462,346.96	5.34	7.171	86.89	594	66.41	54.25	0.00
70.01 to 80.00%	3,134	736,766,884.83	38.03	7.096	95.07	638	78.98	48.18	0.00
80.01 to 85.00%
With MI:	895	214,313,049.27	11.06	7.078	62.54	621	84.26	67.70	100.00
Without MI:	238	40,830,992.00	2.11	7.680	67.15	583	84.46	68.23	0.00
85.01 to 90.00%
With MI:	1,455	340,790,178.11	17.59	7.387	70.85	642	89.58	57.73	100.00
Without MI:	537	95,115,671.04	4.91	7.816	75.34	603	89.74	67.05	0.00
90.01 to 95.00%
With MI:	673	154,037,572.39	7.95	7.735	81.12	655	94.76	69.51	100.00
Without MI:	209	41,305,114.49	2.13	7.893	78.73	622	94.66	83.20	0.00
95.01 to 100.00%
With MI:	157	40,951,957.11	2.11	8.383	89.66	678	99.83	54.71	100.00
Without MI:	52	10,173,327.22	0.53	8.452	92.99	647	99.96	48.57	0.00
Subtotal (First Lien):	8,221	$1,846,516,020.26	95.32%	7.308%	82.42%	632	82.72%	57.12%	40.62%

Second Lien Loans:
70.01 to 80.00%	6	$342,131.96	0.02%	10.558%	0.00%	632	79.18%	66.39%	0.00%
80.01 to 85.00%	2	60,786.42	0.00	10.433	0.00	678	83.98	39.13	0.00
85.01 to 90.00%	4	153,200.97	0.01	10.649	0.00	652	88.08	73.89	0.00
90.01 to 95.00%	67	4,197,891.13	0.22	10.537	0.00	656	94.55	40.17	0.00
95.01 to 100.00%	1,411	85,852,039.30	4.43	10.624	0.00	661	99.97	42.02	0.00
Subtotal (Second Lien):	1,490	$90,606,049.78	4.68%	10.620%	0.00%	660	99.61%	42.08%	0.00%

Total:	9,711	$1,937,122,070.04	100.00%	7.463%	78.56%	633	83.51%	56.42%	38.72%

*Includes the loan in the securitization and any senior liens.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	3,573	$818,861,683.72	42.27%	7.395%	72.11%	637	86.43%	62.61%	91.60%
60.01 to 70.00%	478	103,462,346.96	5.34	7.171	86.89	594	66.41	54.25	0.00
70.01 to 80.00%	3,134	736,766,884.83	38.03	7.096	95.07	638	78.98	48.18	0.00
80.01 to 85.00%	238	40,830,992.00	2.11	7.680	67.15	583	84.46	68.23	0.00
85.01 to 90.00%	537	95,115,671.04	4.91	7.816	75.34	603	89.74	67.05	0.00
90.01 to 95.00%	209	41,305,114.49	2.13	7.893	78.73	622	94.66	83.20	0.00
95.01 to 100.00%	52	10,173,327.22	0.53	8.452	92.99	647	99.96	48.57	0.00
Subtotal (First Lien):	8,221	$1,846,516,020.26	95.32%	7.308%	82.42%	632	82.72%	57.12%	40.62%

Second Lien Loans:
70.01 to 80.00%	6	$342,131.96	0.02%	10.558%	0.00%	632	79.18%	66.39%	0.00%
80.01 to 85.00%	2	60,786.42	0.00	10.433	0.00	678	83.98	39.13	0.00
85.01 to 90.00%	4	153,200.97	0.01	10.649	0.00	652	88.08	73.89	0.00
90.01 to 95.00%	67	4,197,891.13	0.22	10.537	0.00	656	94.55	40.17	0.00
95.01 to 100.00%	1,411	85,852,039.30	4.43	10.624	0.00	661	99.97	42.02	0.00
Subtotal (Second Lien):	1,490	$90,606,049.78	4.68%	10.620%	0.00%	660	99.61%	42.08%	0.00%

Total:	9,711	$1,937,122,070.04	100.00%	7.463%	78.56%	633	83.51%	56.42%	38.72%

*Combined LTV after taking mortgage insurance into account.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	393	$68,768,926.84	3.55%	7.065%	77.55%	597	50.96%	60.18%	0.00%
60.01 to 70.00%	451	99,819,095.30	5.15	7.166	86.52	593	66.40	54.28	0.00
70.01 to 80.00%	1,182	270,809,149.31	13.98	7.308	89.57	602	77.38	54.03	0.00
80.01 to 85.00%
With MI:	871	210,247,683.95	10.85	7.058	62.07	621	84.26	68.25	100.00
Without MI:	205	37,806,887.00	1.95	7.571	65.45	587	84.06	66.94	0.00
85.01 to 90.00%
With MI:	1,392	329,204,167.55	16.99	7.367	70.39	641	89.56	58.53	100.00
Without MI:	450	86,462,694.06	4.46	7.710	73.54	606	89.18	65.51	0.00
90.01 to 95.00%
With MI:	687	156,098,195.51	8.06	7.720	80.36	654	94.53	68.41	100.00
Without MI:	354	74,940,976.70	3.87	7.543	86.39	633	87.97	65.16	0.00
95.01 to 100.00%
With MI:	230	54,542,709.87	2.82	8.344	90.70	675	97.48	51.93	100.00
Without MI:	2,006	457,815,534.17	23.63	7.047	98.16	656	80.61	46.04	0.00
Subtotal (First Lien):	8,221	$1,846,516,020.26	95.32%	7.308%	82.42%	632	82.72%	57.12%	40.62%

Second Lien Loans:
70.01 to 80.00%	6	$342,131.96	0.02%	10.558%	0.00%	632	79.18%	66.39%	0.00%
80.01 to 85.00%	2	60,786.42	0.00	10.433	0.00	678	83.98	39.13	0.00
85.01 to 90.00%	4	153,200.97	0.01	10.649	0.00	652	88.08	73.89	0.00
90.01 to 95.00%	67	4,197,891.13	0.22	10.537	0.00	656	94.55	40.17	0.00
95.01 to 100.00%	1,411	85,852,039.30	4.43	10.624	0.00	661	99.97	42.02	0.00
Subtotal (Second Lien):	1,490	$90,606,049.78	4.68%	10.620%	0.00%	660	99.61%	42.08%	0.00%

Total:	9,711	$1,937,122,070.04	100.00%	7.463%	78.56%	633	83.51%	56.42%	38.72%

*Includes all liens on the mortgaged property.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
500 - 520	239	$41,035,735.57	2.12%	8.409%	85.31%	510	75.41%	77.51%	19.09%
521 - 540	398	71,597,381.10	3.70	8.077	81.99	531	76.52	74.94	21.72
541 - 560	534	100,070,368.37	5.17	7.851	82.56	552	79.08	69.52	29.96
561 - 580	533	103,156,773.33	5.33	7.662	81.28	571	79.53	67.71	32.80
581 - 600	1,107	211,588,358.72	10.92	7.426	81.27	591	81.46	72.51	32.02
601 - 620	1,365	275,909,369.52	14.24	7.350	79.12	611	83.58	64.06	37.93
621 - 640	1,521	302,982,329.81	15.64	7.454	75.17	631	85.33	55.84	43.82
641 - 660	1,291	268,260,593.18	13.85	7.339	74.71	650	84.83	50.09	43.97
661 - 680	997	202,445,699.47	10.45	7.371	78.49	670	85.71	45.44	44.58
681 - 700	668	132,358,534.45	6.83	7.352	75.43	689	85.93	41.80	42.33
701 - 720	413	88,534,856.15	4.57	7.333	81.81	710	85.10	31.83	39.63
721 - 740	288	64,156,774.67	3.31	7.276	79.91	730	86.12	41.26	44.88
741 - 760	188	39,692,874.67	2.05	7.362	82.60	750	85.05	39.87	42.46
761 - 780	103	21,701,341.72	1.12	7.296	82.98	768	85.38	43.54	36.86
781 >=	66	13,631,079.31	0.70	7.260	73.62	794	85.08	51.38	34.70
Total:	9,711	$1,937,122,070.04	100.00%	7.463%	78.56%	633	83.51%	56.42%	38.72%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	6,980	$1,351,279,026.37	69.76%	7.429%	77.17%	628	83.28%	58.28%	39.27%
PUD	1,150	249,466,214.71	12.88	7.413	83.27	634	83.09	57.93	30.07
2-4 Family	756	187,692,654.06	9.69	7.705	79.66	654	85.00	45.87	47.83
Condo	808	146,604,745.52	7.57	7.546	83.10	649	84.43	49.72	36.40
Manufactured Housing	17	2,079,429.38	0.11	7.586	0.00	644	84.19	89.45	62.26
Total:	9,711	$1,937,122,070.04	100.00%	7.463%	78.56%	633	83.51%	56.42%	38.72%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Premium Term by Product Type ($)
Amortization Type	No Premium	1 - 12 Months	13 - 24 Months	25 - 36 Months	37 - 48 Months	49 - 60 Months	Total
2/28 ARM (Libor)	$389,641,664.04	$83,512,152.96	$954,861,763.29	$8,469,522.79	$0.00	$368,499.55	$1,436,853,602.63
Fixed Rate	76,950,046.89	38,978,351.70	6,686,502.50	171,603,368.10	120,964.64	3,958,298.66	298,297,532.49
Balloon	40,468,467.02	3,841,905.25	11,293,676.49	60,248,699.59	0.00	1,098,063.36	116,950,811.71
3/27 ARM (Libor)	21,363,387.09	1,079,500.00	1,772,576.50	51,584,632.84	0.00	0.00	75,800,096.43
5/25 ARM (Libor)	2,611,843.00	1,267,146.94	292,116.87	4,221,447.80	0.00	0.00	8,392,554.61
6 Month ARM (Libor)	0.00	0.00	471,754.73	0.00	0.00	0.00	471,754.73
2/38 ARM (Libor)	0.00	0.00	196,179.05	159,538.39	0.00	0.00	355,717.44
Total:	$531,035,408.04	$128,679,056.85	$975,574,569.43	$296,287,209.51	$120,964.64	$5,424,861.57	$1,937,122,070.04

Prepayment Premium Term by Product Type (%)
Amortization Type	No Premium	1 - 12 Months	13 - 24 Months	25 - 36 Months	37 - 48 Months	49 - 60 Months	Total
2/28 ARM (Libor)	27.12%	5.81%	66.46%	0.59%	0.00%	0.03%	74.17%
Fixed Rate	25.80	13.07	2.24	57.53	0.04	1.33	15.40
Balloon	34.60	3.29	9.66	51.52	0.00	0.94	6.04
3/27 ARM (Libor)	28.18	1.42	2.34	68.05	0.00	0.00	3.91
5/25 ARM (Libor)	31.12	15.10	3.48	50.30	0.00	0.00	0.43
6 Month ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.02
2/38 ARM (Libor)	0.00	0.00	55.15	44.85	0.00	0.00	0.02
Total:	27.41%	6.64%	50.36%	15.30%	0.01%	0.28%	100.00%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Premium Description - Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	5,497	$1,228,353,467.15	63.41%	7.200%	79.54%	631	82.65%	57.48%	37.15%
None	2,946	531,035,408.04	27.41	8.013	77.89	638	85.04	52.08	42.53
2% of UPB	429	74,204,966.87	3.83	7.508	88.13	635	83.64	60.49	35.11
1% of UPB	341	36,474,777.60	1.88	8.106	65.25	622	86.57	67.50	29.98
5% of UPB	147	25,873,550.96	1.34	7.048	71.60	644	81.18	40.54	42.05
Other	351	41,179,899.42	2.13	7.819	57.09	628	87.83	73.36	48.78
Total:	9,711	$1,937,122,070.04	100.00%	7.463%	78.56%	633	83.51%	56.42%	38.72%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	5,746	$1,092,864,455.76	56.42%	7.223%	71.77%	622	83.83%	100.00%	43.13%
Stated	3,636	766,842,817.38	39.59	7.807	88.01	647	83.14	0.00	33.05
Limited	310	72,555,004.96	3.75	7.414	79.64	644	82.89	0.00	34.98
No Documentation	19	4,859,791.94	0.25	7.885	100.00	701	79.66	0.00	0.00
Total:	9,711	$1,937,122,070.04	100.00%	7.463%	78.56%	633	83.51%	56.42%	38.72%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
Not Available	3	$588,989.86	0.03%	6.317%	100.00%	622	73.93%	100.00%	0.00%
0.01 to 5.00	11	2,224,165.11	0.11	7.606	68.21	635	85.22	100.00	69.70
5.01 to 10.00	51	10,232,490.00	0.53	7.430	72.52	656	84.97	100.00	38.51
10.01 to 15.00	69	12,937,290.58	0.67	7.515	73.77	628	85.22	100.00	57.01
15.01 to 20.00	121	15,909,738.33	0.82	7.467	72.64	626	81.71	100.00	47.89
20.01 to 25.00	242	38,917,676.90	2.01	7.335	64.82	626	82.41	100.00	46.48
25.01 to 30.00	418	70,731,141.84	3.65	7.309	63.28	621	83.66	100.00	48.64
30.01 to 35.00	595	107,840,718.82	5.57	7.143	66.91	622	82.50	100.00	41.13
35.01 to 40.00	878	153,172,971.20	7.91	7.233	71.65	619	83.37	100.00	42.01
40.01 to 45.00	1,149	227,102,171.21	11.72	7.146	71.15	624	84.20	100.00	45.49
45.01 to 50.00	1,735	344,755,615.67	17.80	7.222	72.23	623	85.20	100.00	43.67
50.01 to 55.00	474	108,451,486.24	5.60	7.262	84.16	612	81.31	100.00	32.97
Subtotal (Full Doc):	5,746	$1,092,864,455.76	56.42%	7.223%	71.77%	622	83.83%	100.00%	43.13%

Non-Full Doc Loans:
Not Available	46	$11,919,902.78	0.62%	7.674%	98.90%	700	80.08%	0.00%	5.40%
0.01 to 5.00	4	1,279,016.62	0.07	8.055	46.15	615	74.62	0.00	28.60
5.01 to 10.00	8	1,417,053.31	0.07	7.124	46.03	653	85.64	0.00	54.57
10.01 to 15.00	35	5,381,585.56	0.28	8.277	70.16	625	80.28	0.00	38.96
15.01 to 20.00	57	10,477,261.32	0.54	7.600	88.28	652	80.85	0.00	32.34
20.01 to 25.00	118	19,462,029.10	1.00	7.622	81.27	640	79.25	0.00	32.21
25.01 to 30.00	189	34,511,954.94	1.78	7.827	84.72	642	80.73	0.00	39.65
30.01 to 35.00	373	71,524,804.72	3.69	7.811	85.84	640	81.67	0.00	33.93
35.01 to 40.00	610	129,173,944.94	6.67	7.696	87.74	649	82.79	0.00	37.62
40.01 to 45.00	921	201,770,983.59	10.42	7.679	88.59	645	83.27	0.00	34.00
45.01 to 50.00	1,429	311,535,830.90	16.08	7.844	87.17	650	84.11	0.00	31.01
50.01 to 55.00	175	45,803,246.50	2.36	7.912	90.30	645	83.79	0.00	29.47
Subtotal (Non-Full Doc):	3,965	$844,257,614.28	43.58%	7.774%	87.36%	647	83.10%	0.00%	33.02%

Total:	9,711	$1,937,122,070.04	100.00%	7.463%	78.56%	633	83.51%	56.42%	38.72%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	41	$12,606,652.67	0.65%	5.433%	100.00%	663	74.79%	79.03%	16.69%
5.501 to 6.000	321	96,606,518.15	4.99	5.869	100.00	654	77.78	79.14	22.22
6.001 to 6.500	737	202,940,581.12	10.48	6.323	100.00	645	78.94	68.87	21.94
6.501 to 7.000	1,284	338,898,973.53	17.49	6.807	100.00	640	81.18	54.81	29.01
7.001 to 7.500	1,067	267,230,846.55	13.80	7.299	100.00	632	82.19	44.37	34.95
7.501 to 8.000	1,137	270,422,554.05	13.96	7.774	100.00	625	83.73	41.16	40.57
8.001 to 8.500	682	139,883,261.83	7.22	8.278	100.00	619	85.23	45.67	48.72
8.501 to 9.000	560	100,423,707.77	5.18	8.775	100.00	610	86.23	44.00	51.16
9.001 to 9.500	304	53,958,899.29	2.79	9.253	100.00	616	87.62	40.20	54.84
9.501 to 10.000	148	26,530,920.81	1.37	9.747	100.00	607	87.53	36.55	56.67
10.001 to 10.500	63	8,987,003.99	0.46	10.267	100.00	611	88.04	21.16	29.63
10.501 to 11.000	19	2,609,340.77	0.13	10.707	100.00	575	80.00	32.90	26.30
Greater than 11.000	11	774,465.31	0.04	11.418	100.00	551	69.14	42.09	13.65
Subtotal (ARM Loans):	6,374	$1,521,873,725.84	78.56%	7.362%	100.00%	632	82.32%	51.54%	35.29%

Fixed Rate Loans:
Less than 5.501	4	$723,893.47	0.04%	5.484%	0.00%	637	87.71%	57.96%	57.96%
5.501 to 6.000	137	41,823,710.89	2.16	5.770	0.00	666	85.14	95.03	85.82
6.001 to 6.500	265	65,302,801.49	3.37	6.340	0.00	638	84.60	90.16	76.58
6.501 to 7.000	516	97,865,690.39	5.05	6.812	0.00	630	84.74	86.56	65.21
7.001 to 7.500	205	34,335,536.37	1.77	7.297	0.00	627	81.55	81.45	49.29
7.501 to 8.000	240	33,158,280.38	1.71	7.789	0.00	610	82.88	77.12	51.06
8.001 to 8.500	171	20,100,122.48	1.04	8.281	0.00	600	86.05	69.32	61.88
8.501 to 9.000	153	16,099,044.10	0.83	8.750	0.00	601	86.70	64.63	55.82
9.001 to 9.500	180	13,398,650.08	0.69	9.360	0.00	650	93.83	69.54	25.56
9.501 to 10.000	318	21,991,693.86	1.14	9.821	0.00	654	96.71	63.74	14.68
10.001 to 10.500	351	22,868,647.26	1.18	10.318	0.00	671	98.95	32.14	2.59
10.501 to 11.000	365	22,699,957.95	1.17	10.774	0.00	661	99.27	27.09	1.25
Greater than 11.000	432	24,880,315.48	1.28	11.575	0.00	620	99.42	40.39	0.00
Subtotal (Fixed Rate):	3,337	$415,248,344.20	21.44%	7.832%	0.00%	636	87.87%	74.29%	51.28%

Total:	9,711	$1,937,122,070.04	100.00%	7.463%	78.56%	633	83.51%	56.42%	38.72%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	17	$3,388,373.58	0.22%	6.335%	100.00%	686	83.14%	43.64%	23.49%
3.001 - 3.500	17	4,318,218.15	0.28	6.889	100.00	666	79.50	39.43	11.59
3.501 - 4.000	63	15,422,340.16	1.01	7.508	100.00	678	79.19	13.99	3.88
4.001 - 4.500	82	15,505,811.29	1.02	7.897	100.00	635	82.29	45.86	31.53
4.501 - 5.000	458	94,196,670.39	6.19	7.892	100.00	631	84.45	57.29	40.55
5.001 - 5.500	1,458	391,499,063.46	25.72	7.110	100.00	624	81.42	55.93	44.14
5.501 - 6.000	2,532	624,368,851.31	41.03	7.297	100.00	640	84.06	59.34	42.79
6.001 - 6.500	1,450	315,993,898.97	20.76	7.499	100.00	633	80.66	30.50	12.04
6.501 - 7.000	235	47,789,805.33	3.14	8.112	100.00	577	74.33	60.60	18.59
7.001 - 7.500	36	5,924,956.40	0.39	7.782	100.00	628	83.20	28.01	54.23
7.501 - 8.000	17	2,700,494.01	0.18	8.080	100.00	646	87.01	35.10	65.93
8.001 - 8.500	5	447,247.35	0.03	8.763	100.00	619	94.25	56.46	43.54
8.501 - 9.000	4	317,995.44	0.02	9.537	100.00	589	88.63	84.31	32.11
Total:	6,374	$1,521,873,725.84	100.00%	7.362%	100.00%	632	82.32%	51.54%	35.29%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	3	$408,200.00	0.03%	7.272%	100.00%	649	77.24%	28.42%	0.00%
1.500	3	635,501.36	0.04	6.682	100.00	562	81.62	100.00	0.00
2.000	124	27,227,738.97	1.79	7.002	100.00	629	82.38	39.67	18.61
3.000	6,186	1,478,904,148.71	97.18	7.367	100.00	632	82.35	52.16	35.95
5.000	57	14,315,944.20	0.94	7.559	100.00	686	79.42	7.05	0.00
6.000	1	382,192.60	0.03	7.100	100.00	573	85.00	100.00	100.00
Total:	6,374	$1,521,873,725.84	100.00%	7.362%	100.00%	632	82.32%	51.54%	35.29%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	6,345	$1,516,505,124.59	99.65%	7.365%	100.00%	632	82.33%	51.55%	35.42%
1.500	4	803,801.36	0.05	6.927	100.00	568	83.37	100.00	0.00
2.000	25	4,564,799.89	0.30	6.529	100.00	645	78.40	39.95	0.00
Total:	6,374	$1,521,873,725.84	100.00%	7.362%	100.00%	632	82.32%	51.54%	35.29%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.001 - 10.500	2	$710,798.28	0.05%	5.424%	100.00%	720	79.33%	0.00%	0.00%
10.501 - 11.000	1	193,600.00	0.01	5.875	100.00	661	80.00	100.00	0.00
11.001 - 11.500	21	6,306,664.85	0.41	5.517	100.00	649	74.55	74.63	7.54
11.501 - 12.000	78	20,620,754.98	1.35	5.955	100.00	638	78.12	67.40	4.34
12.001 - 12.500	193	46,429,020.19	3.05	6.336	100.00	641	78.35	59.21	13.91
12.501 - 13.000	524	138,684,176.15	9.11	6.328	100.00	646	78.85	69.01	23.99
13.001 - 13.500	828	214,525,263.33	14.10	6.547	100.00	640	79.48	67.58	24.31
13.501 - 14.000	1,262	324,773,165.37	21.34	6.936	100.00	638	81.76	54.66	30.26
14.001 - 14.500	939	234,931,905.00	15.44	7.377	100.00	633	82.64	43.34	36.52
14.501 - 15.000	983	234,886,794.43	15.43	7.827	100.00	625	83.81	39.55	42.69
15.001 - 15.500	605	125,731,912.01	8.26	8.310	100.00	620	85.22	45.18	51.11
15.501 - 16.000	476	89,342,434.65	5.87	8.801	100.00	612	86.34	43.19	54.30
16.001 - 16.500	256	48,810,346.22	3.21	9.264	100.00	619	88.14	38.21	58.82
16.501 - 17.000	124	24,147,531.65	1.59	9.744	100.00	610	87.57	34.66	60.67
17.001 - 17.500	52	8,395,552.65	0.55	10.265	100.00	612	88.08	18.59	31.09
17.501 - 18.000	19	2,609,340.77	0.17	10.707	100.00	575	80.00	32.90	26.30
18.001 - 18.500	6	548,099.18	0.04	11.206	100.00	561	68.58	23.72	19.28
18.501 - 19.000	4	195,966.13	0.01	11.898	100.00	524	69.03	100.00	0.00
19.001 - 19.500	1	30,400.00	0.00	12.150	100.00	566	80.00	0.00	0.00
Total:	6,374	$1,521,873,725.84	100.00%	7.362%	100.00%	632	82.32%	51.54%	35.29%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	33	$9,231,243.35	0.61%	5.911%	100.00%	665	78.26%	48.57%	18.35%
5.501 - 6.000	326	99,071,832.77	6.51	5.839	100.00	654	77.65	81.01	22.21
6.001 - 6.500	744	205,307,279.23	13.49	6.316	100.00	645	78.88	68.74	21.70
6.501 - 7.000	1,281	337,989,076.75	22.21	6.806	100.00	640	81.16	55.02	29.04
7.001 - 7.500	1,068	267,337,709.67	17.57	7.299	100.00	632	82.19	44.39	34.94
7.501 - 8.000	1,135	269,985,630.34	17.74	7.774	100.00	625	83.70	41.18	40.64
8.001 - 8.500	683	140,010,615.79	9.20	8.277	100.00	619	85.24	45.72	48.68
8.501 - 9.000	559	100,079,707.77	6.58	8.774	100.00	610	86.26	44.15	51.33
9.001 - 9.500	304	53,958,899.29	3.55	9.253	100.00	616	87.62	40.20	54.84
9.501 - 10.000	148	26,530,920.81	1.74	9.747	100.00	607	87.53	36.55	56.67
10.001 - 10.500	63	8,987,003.99	0.59	10.267	100.00	611	88.04	21.16	29.63
10.501 - 11.000	19	2,609,340.77	0.17	10.707	100.00	575	80.00	32.90	26.30
11.001 - 11.500	6	548,099.18	0.04	11.206	100.00	561	68.58	23.72	19.28
11.501 - 12.000	4	195,966.13	0.01	11.898	100.00	524	69.03	100.00	0.00
12.001 - 12.500	1	30,400.00	0.00	12.150	100.00	566	80.00	0.00	0.00
Total:	6,374	$1,521,873,725.84	100.00%	7.362%	100.00%	632	82.32%	51.54%	35.29%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	8	$1,648,984.27	0.11%	6.885%	100.00%	641	78.94%	39.79%	34.03%
13 - 24	6,028	1,432,536,340.53	94.13	7.386	100.00	631	82.42	51.29	34.97
25 - 36	302	79,045,246.43	5.19	7.009	100.00	641	80.84	56.74	41.11
37 >=	36	8,643,154.61	0.57	6.806	100.00	653	80.48	48.25	36.19
Total:	6,374	$1,521,873,725.84	100.00%	7.362%	100.00%	632	82.32%	51.54%	35.29%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

SAIL 2005-11 Collateral Summary - Group 1

Total Number of Loans	568	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$61,415,851	Yes	21.7%
Average Loan Principal Balance	$108,126	No	78.3%
Fixed Rate	16.8%
Adjustable Rate	83.2%	Primary Mortgage Insurance Coverage
Prepayment Premium	66.1%	(First Lien Loans with LTV > 80%)
Weighted Average Coupon	7.8%	Yes	66.5%
Weighted Average Margin	5.7%	No	33.5%
Weighted Average Initial Periodic Cap	3.0%
Weighted Average Periodic Cap	1.0%	Lien Position
Weighted Average Maximum Rate	14.1%	First	90.4%
Weighted Average Floor	7.5%	Second	9.6%
Weighted Average Original Term (mo.)	343
Weighted Average Remaining Term (mo.)	342	Loan Purpose
Weighted Average Loan Age (mo.)	1	Purchase	100.0%
Weighted Average Combined LTV	85.0%
Weighted Average Effective Combined LTV	78.0%	Geographic Distribution
Weighted Average Full Combined LTV	95.9%	(Other states account individually for less than
% of Loans with Junior Liens	56.7%	3% of the Statistical Cut-off Date principal balance)
Non-Zero Weighted Average FICO	635	IL	12.3%
Non-Zero Weighted Average DTI	43.4%	MN	10.8%
% IO Loans	36.3%	AZ	9.5%
		CA	6.3%
Product Type		MD	4.9%
2/28 ARM (Libor)	79.3%	MI	4.3%
Balloon	9.1%	FL	4.2%
Fixed Rate	7.7%	CO	3.8%
3/27 ARM (Libor)	2.8%	TX	3.8%
Other	1.1%	OH	3.6%
		WA	3.6%
Documentation Type		NJ	3.6%
Full	56.2%	UT	3.2%
Stated	39.1%
Limited	4.7%	Occupancy Status
		Primary Home	100.0%

Collateral information is as of the Statistical Calculation Date.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 1
Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non-IO Loans:
2/28 ARM (Libor)	227	$28,504,075.69	46.41%	7.766%	100.00%	614	84.67%	59.77%	28.03%
3/27 ARM (Libor)	5	633,984.66	1.03	6.966	100.00	667	80.60	100.00	58.31
5/25 ARM (Libor)	1	71,312.81	0.12	8.480	100.00	554	85.00	100.00	100.00
Balloon	147	5,604,635.34	9.13	10.555	0.00	664	99.91	51.60	0.00
Fixed Rate	47	4,298,613.91	7.00	8.127	0.00	613	87.89	67.15	42.11
Subtotal (Non-IO):	427	$39,112,622.41	63.68%	8.194%	74.68%	622	87.14%	60.14%	26.18%

Interest-Only Loans:
2/28 ARM (Libor)	130	$20,212,825.05	32.91%	7.159%	100.00%	657	81.62%	48.49%	15.12%
3/27 ARM (Libor)	6	1,097,204.00	1.79	6.032	100.00	660	80.00	75.94	0.00
5/25 ARM (Libor)	3	584,000.00	0.95	6.622	100.00	704	79.99	25.59	0.00
Fixed Rate	2	409,200.00	0.67	7.535	0.00	633	75.51	49.36	0.00
Subtotal (IO Loans):	141	$22,303,229.05	36.32%	7.097%	98.17%	658	81.38%	49.26%	13.70%

Total:	568	$61,415,851.46	100.00%	7.795%	83.21%	635	85.05%	56.19%	21.65%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	1	$67,200.00	0.30%	9.300%	100.00%	661	80.00%	0.00%	0.00%
60	132	20,518,429.05	92.00	7.105	98.01	657	81.50	51.87	14.90
120	8	1,717,600.00	7.70	6.919	100.00	672	80.00	19.97	0.00
Total:	141	$22,303,229.05	100.00%	7.097%	98.17%	658	81.38%	49.26%	13.70%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	144	$5,095,837.99	8.30%	10.312%	12.12%	650	97.48%	56.78%	0.98%
50,000.01 - 100,000.00	141	10,373,192.62	16.89	8.255	68.81	616	85.45	70.97	14.79
100,000.01 - 150,000.00	144	17,908,190.05	29.16	7.535	93.18	628	83.03	66.59	20.06
150,000.01 - 200,000.00	91	15,820,232.23	25.76	7.331	97.97	641	83.67	48.74	25.41
200,000.01 - 250,000.00	24	5,220,402.39	8.50	7.223	79.79	641	82.30	45.82	20.85
250,000.01 - 300,000.00	16	4,358,846.24	7.10	7.203	100.00	658	84.34	43.31	31.79
300,000.01 - 350,000.00	7	2,263,899.94	3.69	7.626	100.00	644	86.93	14.84	55.26
350,000.01 - 400,000.00	1	375,250.00	0.61	8.750	100.00	655	95.00	0.00	100.00
Total:	568	$61,415,851.46	100.00%	7.795%	83.21%	635	85.05%	56.19%	21.65%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	414	$55,544,719.81	90.44%	7.502%	92.00%	632	83.48%	56.68%	23.94%
2nd Lien	154	5,871,131.65	9.56	10.566	0.00	663	99.87	51.55	0.00
Total:	568	$61,415,851.46	100.00%	7.795%	83.21%	635	85.05%	56.19%	21.65%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Purchase	568	$61,415,851.46	100.00%	7.795%	83.21%	635	85.05%	56.19%	21.65%
Total:	568	$61,415,851.46	100.00%	7.795%	83.21%	635	85.05%	56.19%	21.65%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	568	$61,415,851.46	100.00%	7.795%	83.21%	635	85.05%	56.19%	21.65%
Total:	568	$61,415,851.46	100.00%	7.795%	83.21%	635	85.05%	56.19%	21.65%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	149	$5,683,503.65	9.25%	10.563%	0.00%	663	99.91%	52.27%	0.00%
181 - 240	5	187,628.00	0.31	10.674	0.00	664	98.51	29.76	0.00
241 - 360	414	55,544,719.81	90.44	7.502	92.00	632	83.48	56.68	23.94
Total:	568	$61,415,851.46	100.00%	7.795%	83.21%	635	85.05%	56.19%	21.65%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	149	$5,683,503.65	9.25%	10.563%	0.00%	663	99.91%	52.27%	0.00%
181 - 240	5	187,628.00	0.31	10.674	0.00	664	98.51	29.76	0.00
241 - 360	414	55,544,719.81	90.44	7.502	92.00	632	83.48	56.68	23.94
Total:	568	$61,415,851.46	100.00%	7.795%	83.21%	635	85.05%	56.19%	21.65%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
IL	77	$7,568,850.85	12.32%	8.200%	80.35%	629	84.53%	57.80%	19.69%
MN	54	6,630,514.38	10.80	7.519	86.56	658	83.45	54.42	6.48
AZ	49	5,815,161.95	9.47	7.556	90.30	640	85.65	61.74	27.83
CA	27	3,844,207.11	6.26	7.187	92.69	661	82.59	37.67	17.43
MD	22	3,022,610.75	4.92	7.702	87.11	688	83.47	9.84	8.93
MI	29	2,643,951.32	4.30	7.969	94.51	619	86.00	53.91	20.49
FL	21	2,575,156.82	4.19	7.554	78.01	626	85.22	61.49	39.16
CO	24	2,350,495.84	3.83	7.401	86.73	619	85.58	91.07	11.53
TX	28	2,342,201.62	3.81	8.229	59.37	586	85.89	90.44	23.78
OH	23	2,235,525.44	3.64	7.751	47.29	604	89.17	48.43	39.70
Other	214	22,387,175.38	36.45	7.927	84.16	631	85.49	57.35	24.80
Total:	568	$61,415,851.46	100.00%	7.795%	83.21%	635	85.05%	56.19%	21.65%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	5	$461,528.36	0.75%	7.620%	77.25%	559	54.55%	79.04%	0.00%
60.01 to 70.00%	14	1,170,742.62	1.91	7.495	94.45	593	66.48	88.35	0.00
70.01 to 80.00%	241	33,924,816.60	55.24	7.119	95.42	645	79.51	53.95	0.00
80.01 to 85.00%
With MI:	16	2,165,507.09	3.53	7.522	93.74	620	84.64	46.22	100.00
Without MI:	13	1,251,257.87	2.04	8.592	84.33	535	85.00	77.07	0.00
85.01 to 90.00%
With MI:	31	5,103,761.35	8.31	7.850	90.43	624	89.86	44.48	100.00
Without MI:	34	3,356,083.92	5.46	8.435	86.75	555	90.00	85.05	0.00
90.01 to 95.00%
With MI:	22	3,524,128.64	5.74	7.771	66.35	642	94.97	60.39	100.00
Without MI:	11	1,423,485.60	2.32	8.542	88.91	578	95.00	82.06	0.00
95.01 to 100.00%
With MI:	19	2,503,500.37	4.08	8.787	100.00	691	100.00	41.37	100.00
Without MI:	8	659,907.39	1.07	9.041	83.37	633	100.00	54.29	0.00
Subtotal (First Lien):	414	$55,544,719.81	90.44%	7.502%	92.00%	632	83.48%	56.68%	23.94%

Second Lien Loans:
90.01 to 95.00%	4	$153,959.04	0.25%	10.045%	0.00%	661	95.00%	63.56%	0.00%
95.01 to 100.00%	150	5,717,172.61	9.31	10.580	0.00	663	100.00	51.23	0.00
Subtotal (Second Lien):	154	$5,871,131.65	9.56%	10.566%	0.00%	663	99.87%	51.55%	0.00%

Total:	568	$61,415,851.46	100.00%	7.795%	83.21%	635	85.05%	56.19%	21.65%

*Includes the loan in the securitization and any senior liens.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	93	$13,758,425.81	22.40%	7.941%	86.08%	638	91.01%	49.42%	96.65%
60.01 to 70.00%	14	1,170,742.62	1.91	7.495	94.45	593	66.48	88.35	0.00
70.01 to 80.00%	241	33,924,816.60	55.24	7.119	95.42	645	79.51	53.95	0.00
80.01 to 85.00%	13	1,251,257.87	2.04	8.592	84.33	535	85.00	77.07	0.00
85.01 to 90.00%	34	3,356,083.92	5.46	8.435	86.75	555	90.00	85.05	0.00
90.01 to 95.00%	11	1,423,485.60	2.32	8.542	88.91	578	95.00	82.06	0.00
95.01 to 100.00%	8	659,907.39	1.07	9.041	83.37	633	100.00	54.29	0.00
Subtotal (First Lien):	414	$55,544,719.81	90.44%	7.502%	92.00%	632	83.48%	56.68%	23.94%

Second Lien Loans:
90.01 to 95.00%	4	$153,959.04	0.25%	10.045%	0.00%	661	95.00%	63.56%	0.00%
95.01 to 100.00%	150	5,717,172.61	9.31	10.580	0.00	663	100.00	51.23	0.00
Subtotal (Second Lien):	154	$5,871,131.65	9.56%	10.566%	0.00%	663	99.87%	51.55%	0.00%

Total:	568	$61,415,851.46	100.00%	7.795%	83.21%	635	85.05%	56.19%	21.65%

*Combined LTV after taking mortgage insurance into account.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	5	$461,528.36	0.75%	7.620%	77.25%	559	54.55%	79.04%	0.00%
60.01 to 70.00%	8	892,450.83	1.45	7.526	92.72	591	66.89	84.71	0.00
70.01 to 80.00%	24	2,988,448.80	4.87	7.895	75.58	592	77.24	69.12	0.00
80.01 to 85.00%
With MI:	13	1,869,878.93	3.04	7.490	100.00	628	84.58	40.55	100.00
Without MI:	6	616,705.29	1.00	8.572	79.61	548	85.00	64.88	0.00
85.01 to 90.00%
With MI:	26	4,535,077.60	7.38	7.822	93.28	630	89.84	42.63	100.00
Without MI:	14	1,224,206.23	1.99	8.311	79.90	563	90.00	66.26	0.00
90.01 to 95.00%
With MI:	27	4,088,400.09	6.66	7.876	63.17	629	93.99	60.18	100.00
Without MI:	26	3,297,059.97	5.37	8.224	84.38	589	88.91	73.23	0.00
95.01 to 100.00%
With MI:	22	2,803,540.83	4.56	8.582	100.00	684	98.84	45.75	100.00
Without MI:	243	32,767,422.88	53.35	7.159	97.42	643	80.53	55.65	0.00
Subtotal (First Lien):	414	$55,544,719.81	90.44%	7.502%	92.00%	632	83.48%	56.68%	23.94%

Second Lien Loans:
90.01 to 95.00%	4	$153,959.04	0.25%	10.045%	0.00%	661	95.00%	63.56%	0.00%
95.01 to 100.00%	150	5,717,172.61	9.31	10.580	0.00	663	100.00	51.23	0.00
Subtotal (Second Lien):	154	$5,871,131.65	9.56%	10.566%	0.00%	663	99.87%	51.55%	0.00%

Total:	568	$61,415,851.46	100.00%	7.795%	83.21%	635	85.05%	56.19%	21.65%
*Includes all liens on the mortgaged property.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
500 - 520	18	$2,101,311.47	3.42%	8.530%	79.64%	510	75.54%	89.74%	6.45%
521 - 540	17	1,555,125.95	2.53	8.535	75.00	533	87.46	70.18	12.65
541 - 560	35	3,617,714.18	5.89	8.361	87.72	550	84.77	90.72	12.17
561 - 580	20	2,178,233.64	3.55	8.104	89.48	569	89.64	94.45	41.53
581 - 600	67	6,960,358.27	11.33	7.746	85.63	590	84.45	83.06	21.00
601 - 620	71	7,143,043.90	11.63	7.795	85.35	612	85.46	72.06	25.69
621 - 640	85	10,352,414.34	16.86	7.535	84.24	630	84.72	60.24	24.32
641 - 660	92	10,286,172.74	16.75	7.748	85.64	651	83.94	37.67	18.12
661 - 680	43	3,877,192.95	6.31	8.035	81.49	670	86.72	24.83	24.92
681 - 700	49	5,314,371.25	8.65	7.524	79.35	690	86.14	36.10	16.35
701 - 720	23	2,511,061.11	4.09	7.444	77.16	710	86.24	20.21	21.62
721 - 740	18	2,077,412.55	3.38	7.972	65.76	732	88.37	14.92	29.94
741 - 760	17	2,316,275.16	3.77	7.624	82.46	751	85.83	26.83	28.40
761 - 780	7	594,416.78	0.97	7.433	77.49	769	87.80	63.99	16.49
781 >=	6	530,747.17	0.86	7.321	94.78	799	80.93	84.77	34.88
Total:	568	$61,415,851.46	100.00%	7.795%	83.21%	635	85.05%	56.19%	21.65%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	382	$41,566,297.55	67.68%	7.761%	84.60%	626	84.62%	58.60%	22.00%
PUD	82	9,567,737.72	15.58	7.632	85.84	643	84.13	54.46	15.04
Condo	72	6,552,615.03	10.67	7.974	78.73	651	86.00	54.15	18.50
2-4 Family	32	3,729,201.16	6.07	8.281	68.84	684	90.49	37.24	40.30
Total:	568	$61,415,851.46	100.00%	7.795%	83.21%	635	85.05%	56.19%	21.65%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Premium Term by Product Type ($)
Amortization Type	No Premium	1 - 12 Months	13 - 24 Months	25 - 36 Months	37 - 48 Months	49 - 60 Months	Total
2/28 ARM (Libor)	$14,649,411.27	$2,588,000.08	$30,950,124.19	$529,365.20	$0.00	$0.00	$48,716,900.74
Balloon	3,161,090.40	47,176.78	619,783.61	1,776,584.55	0.00	0.00	5,604,635.34
Fixed Rate	1,868,197.58	213,066.75	185,193.92	2,441,355.66	0.00	0.00	4,707,813.91
3/27 ARM (Libor)	540,960.00	0.00	419,787.98	770,440.68	0.00	0.00	1,731,188.66
5/25 ARM (Libor)	584,000.00	0.00	71,312.81	0.00	0.00	0.00	655,312.81
Total:	$20,803,659.25	$2,848,243.61	$32,246,202.51	$5,517,746.09	$0.00	$0.00	$61,415,851.46

Prepayment Premium Term by Product Type (%)
Amortization Type	No Premium	1 - 12 Months	13 - 24 Months	25 - 36 Months	37 - 48 Months	49 - 60 Months	Total
2/28 ARM (Libor)	30.07%	5.31%	63.53%	1.09%	0.00%	0.00%	79.32%
Balloon	56.40	0.84	11.06	31.70	0.00	0.00	9.13
Fixed Rate	39.68	4.53	3.93	51.86	0.00	0.00	7.67
3/27 ARM (Libor)	31.25	0.00	24.25	44.50	0.00	0.00	2.82
5/25 ARM (Libor)	89.12	0.00	10.88	0.00	0.00	0.00	1.07
Total:	33.87%	4.64%	52.50%	8.98%	0.00%	0.00%	100.00%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Premium Description - Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	256	$29,564,666.90	48.14%	7.537%	88.24%	623	84.15%	67.73%	22.99%
None	209	20,803,659.25	33.87	8.219	75.82	644	86.73	42.86	26.55
2% of UPB	40	5,967,431.77	9.72	7.217	96.92	656	81.01	53.96	4.90
1% of UPB	26	2,032,578.80	3.31	8.575	72.59	640	90.82	45.84	22.23
5% of UPB	12	1,117,708.71	1.82	7.223	68.73	659	81.39	32.04	9.26
Other	25	1,929,806.03	3.14	8.472	62.86	642	89.19	54.79	6.66
Total:	568	$61,415,851.46	100.00%	7.795%	83.21%	635	85.05%	56.19%	21.65%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	344	$34,506,886.62	56.19%	7.596%	82.67%	614	84.60%	100.00%	18.65%
Stated	207	24,022,883.54	39.12	8.148	83.04	664	86.22	0.00	28.57
Limited	17	2,886,081.30	4.70	7.237	91.05	645	80.67	0.00	0.00
Total:	568	$61,415,851.46	100.00%	7.795%	83.21%	635	85.05%	56.19%	21.65%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
15.01 to 20.00	5	$395,181.18	0.64%	7.756%	100.00%	589	84.90%	100.00%	56.15%
20.01 to 25.00	5	307,117.26	0.50	7.787	83.13	587	79.72	100.00	0.00
25.01 to 30.00	23	1,787,434.00	2.91	7.876	90.47	611	82.34	100.00	11.15
30.01 to 35.00	32	3,139,052.25	5.11	7.601	86.19	621	83.98	100.00	20.70
35.01 to 40.00	57	4,846,381.64	7.89	7.831	76.18	601	84.37	100.00	12.19
40.01 to 45.00	62	6,652,432.95	10.83	7.568	86.84	609	84.00	100.00	16.80
45.01 to 50.00	126	13,392,218.18	21.81	7.478	81.33	624	85.27	100.00	18.96
50.01 to 55.00	34	3,987,069.16	6.49	7.595	80.10	605	85.50	100.00	28.00
Subtotal (Full Doc):	344	$34,506,886.62	56.19%	7.596%	82.67%	614	84.60%	100.00%	18.65%

Non-Full Doc Loans:
20.01 to 25.00	2	$143,080.00	0.23%	7.884%	100.00%	683	87.57%	0.00%	0.00%
25.01 to 30.00	8	696,015.97	1.13	8.842	67.02	603	88.10	0.00	20.12
30.01 to 35.00	25	2,354,681.33	3.83	8.062	78.60	672	87.05	0.00	33.86
35.01 to 40.00	21	2,045,650.42	3.33	7.988	82.24	651	84.03	0.00	22.82
40.01 to 45.00	57	7,708,034.60	12.55	7.740	86.75	662	85.15	0.00	27.24
45.01 to 50.00	101	12,057,814.81	19.63	8.181	82.79	668	85.22	0.00	19.69
50.01 to 55.00	10	1,903,687.71	3.10	8.259	92.70	642	89.00	0.00	51.70
Subtotal (Non-Full Doc):	224	$26,908,964.84	43.81%	8.051%	83.90%	662	85.62%	0.00%	25.50%

Total:	568	$61,415,851.46	100.00%	7.795%	83.21%	635	85.05%	56.19%	21.65%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
5.501 to 6.000	17	$2,813,042.92	4.58%	5.870%	100.00%	649	78.59%	90.62%	5.76%
6.001 to 6.500	39	5,677,402.72	9.24	6.300	100.00	653	80.76	86.13	8.79
6.501 to 7.000	75	11,288,201.89	18.38	6.814	100.00	642	80.68	62.22	18.03
7.001 to 7.500	63	9,029,111.06	14.70	7.326	100.00	652	80.54	38.98	6.99
7.501 to 8.000	68	8,817,914.36	14.36	7.748	100.00	635	82.84	41.26	22.78
8.001 to 8.500	45	6,180,009.79	10.06	8.295	100.00	604	88.33	50.67	46.19
8.501 to 9.000	32	3,821,713.44	6.22	8.791	100.00	597	90.32	64.96	46.67
9.001 to 9.500	20	1,920,716.81	3.13	9.248	100.00	606	90.34	50.00	39.59
9.501 to 10.000	11	1,203,223.65	1.96	9.708	100.00	640	96.79	27.61	62.50
10.001 to 10.500	2	352,065.57	0.57	10.243	100.00	523	73.06	0.00	0.00
Subtotal (ARM Loans):	372	$51,103,402.21	83.21%	7.467%	100.00%	634	83.26%	55.82%	22.48%

Fixed Rate Loans:
6.001 to 6.500	1	$213,066.75	0.35%	6.450%	0.00%	737	94.58%	0.00%	100.00%
6.501 to 7.000	9	1,260,031.23	2.05	6.782	0.00	677	86.86	82.48	58.55
7.001 to 7.500	4	392,191.99	0.64	7.389	0.00	637	80.56	77.56	20.57
7.501 to 8.000	3	259,760.10	0.42	7.854	0.00	592	78.05	100.00	0.00
8.001 to 8.500	10	1,051,249.86	1.71	8.283	0.00	577	86.93	32.03	40.07
8.501 to 9.000	7	619,624.68	1.01	8.756	0.00	531	86.82	100.00	32.69
9.001 to 9.500	23	1,206,091.03	1.96	9.404	0.00	662	95.47	82.49	7.82
9.501 to 10.000	31	1,144,403.41	1.86	9.842	0.00	669	97.58	72.48	0.00
10.001 to 10.500	26	1,059,756.68	1.73	10.342	0.00	671	99.71	37.96	5.73
10.501 to 11.000	34	1,348,655.55	2.20	10.694	0.00	667	99.20	25.97	0.00
Greater than 11.000	48	1,757,617.97	2.86	11.490	0.00	621	100.00	48.01	0.00
Subtotal (Fixed Rate):	196	$10,312,449.25	16.79%	9.423%	0.00%	641	93.93%	57.99%	17.55%

Total:	568	$61,415,851.46	100.00%	7.795%	83.21%	635	85.05%	56.19%	21.65%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	4	$783,307.97	1.53%	6.422%	100.00%	695	80.00%	43.80%	0.00%
3.001 - 3.500	2	268,050.00	0.52	6.771	100.00	674	79.49	41.60	0.00
3.501 - 4.000	6	1,193,256.85	2.33	7.175	100.00	652	80.00	12.31	0.00
4.001 - 4.500	7	738,787.18	1.45	8.255	100.00	584	76.84	51.05	0.00
4.501 - 5.000	36	4,954,292.29	9.69	7.689	100.00	632	82.98	44.90	24.14
5.001 - 5.500	53	8,110,189.30	15.87	7.323	100.00	636	84.12	73.79	42.21
5.501 - 6.000	139	18,644,394.52	36.48	7.286	100.00	636	83.57	66.46	27.02
6.001 - 6.500	111	14,707,122.88	28.78	7.699	100.00	629	82.91	42.37	10.56
6.501 - 7.000	8	1,194,736.40	2.34	7.727	100.00	625	84.10	40.28	12.96
7.001 - 7.500	4	391,520.45	0.77	8.160	100.00	603	91.82	29.60	30.91
8.001 - 8.500	2	117,744.37	0.23	9.179	100.00	580	95.00	100.00	0.00
Total:	372	$51,103,402.21	100.00%	7.467%	100.00%	634	83.26%	55.82%	22.48%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	1	$67,200.00	0.13%	9.300%	100.00%	661	80.00%	0.00%	0.00%
2.000	10	1,453,296.94	2.84	7.064	100.00	615	83.00	55.15	12.02
3.000	353	47,952,505.27	93.83	7.490	100.00	633	83.38	57.51	23.59
5.000	8	1,630,400.00	3.19	7.073	100.00	674	80.00	9.17	0.00
Total:	372	$51,103,402.21	100.00%	7.467%	100.00%	634	83.26%	55.82%	22.48%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	370	$50,591,482.21	99.00%	7.484%	100.00%	634	83.29%	55.90%	22.70%
2.000	2	511,920.00	1.00	5.818	100.00	615	80.00	48.44	0.00
Total:	372	$51,103,402.21	100.00%	7.467%	100.00%	634	83.26%	55.82%	22.48%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.501 - 11.000	1	$193,600.00	0.38%	5.875%	100.00%	661	80.00%	100.00%	0.00%
11.001 - 11.500	1	149,450.00	0.29	6.250	100.00	725	79.99	100.00	0.00
11.501 - 12.000	12	2,163,536.75	4.23	6.186	100.00	638	80.01	52.26	7.49
12.001 - 12.500	20	2,448,832.85	4.79	6.449	100.00	642	80.67	62.74	9.36
12.501 - 13.000	33	4,514,671.21	8.83	6.624	100.00	642	78.73	72.27	12.50
13.001 - 13.500	42	6,091,758.55	11.92	6.748	100.00	639	80.86	87.00	12.04
13.501 - 14.000	73	10,073,143.62	19.71	7.047	100.00	635	81.62	66.36	20.39
14.001 - 14.500	56	7,796,193.56	15.26	7.546	100.00	651	82.11	32.67	8.88
14.501 - 15.000	55	7,327,541.03	14.34	7.939	100.00	631	84.12	41.97	20.87
15.001 - 15.500	36	4,877,924.97	9.55	8.391	100.00	604	88.43	49.60	47.76
15.501 - 16.000	23	2,800,603.65	5.48	8.930	100.00	610	90.79	59.92	60.00
16.001 - 16.500	12	1,443,080.45	2.82	9.249	100.00	619	91.14	38.10	52.69
16.501 - 17.000	6	871,000.00	1.70	9.694	100.00	676	100.00	0.00	86.34
17.001 - 17.500	2	352,065.57	0.69	10.243	100.00	523	73.06	0.00	0.00
Total:	372	$51,103,402.21	100.00%	7.467%	100.00%	634	83.26%	55.82%	22.48%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
5.501 - 6.000	17	$2,813,042.92	5.50%	5.870%	100.00%	649	78.59%	90.62%	5.76%
6.001 - 6.500	39	5,677,402.72	11.11	6.300	100.00	653	80.76	86.13	8.79
6.501 - 7.000	75	11,288,201.89	22.09	6.814	100.00	642	80.68	62.22	18.03
7.001 - 7.500	63	9,029,111.06	17.67	7.326	100.00	652	80.54	38.98	6.99
7.501 - 8.000	68	8,817,914.36	17.26	7.748	100.00	635	82.84	41.26	22.78
8.001 - 8.500	45	6,180,009.79	12.09	8.295	100.00	604	88.33	50.67	46.19
8.501 - 9.000	32	3,821,713.44	7.48	8.791	100.00	597	90.32	64.96	46.67
9.001 - 9.500	20	1,920,716.81	3.76	9.248	100.00	606	90.34	50.00	39.59
9.501 - 10.000	11	1,203,223.65	2.35	9.708	100.00	640	96.79	27.61	62.50
10.001 - 10.500	2	352,065.57	0.69	10.243	100.00	523	73.06	0.00	0.00
Total:	372	$51,103,402.21	100.00%	7.467%	100.00%	634	83.26%	55.82%	22.48%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
13 - 24	356	$48,593,700.74	95.09%	7.514%	100.00%	632	83.41%	54.98%	22.73%
25 - 36	12	1,854,388.66	3.63	6.465	100.00	659	80.20	85.77	19.94
37 >=	4	655,312.81	1.28	6.824	100.00	687	80.54	33.69	10.88
Total:	372	$51,103,402.21	100.00%	7.467%	100.00%	634	83.26%	55.82%	22.48%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

SAIL 2005-11 Collateral Summary - Group 2

Total Number of Loans	3,861	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$666,647,868	Yes	45.7%
Average Loan Principal Balance	$172,662	No	54.3%
Fixed Rate	21.0%
Adjustable Rate	79.0%	Primary Mortgage Insurance Coverage
Prepayment Premium	72.1%	(First Lien Loans with LTV > 80%)
Weighted Average Coupon	7.5%	Yes	80.2%
Weighted Average Margin	5.7%	No	19.8%
Weighted Average Initial Periodic Cap	3.0%
Weighted Average Periodic Cap	1.0%	Lien Position
Weighted Average Maximum Rate	14.4%	First	96.7%
Weighted Average Floor	7.5%	Second	3.3%
Weighted Average Original Term (mo.)	353
Weighted Average Remaining Term (mo.)	352	Loan Purpose
Weighted Average Loan Age (mo.)	1	Cash Out Refinance	68.7%
Weighted Average Combined LTV	83.9%	Purchase	25.4%
Weighted Average Effective Combined LTV	70.1%	Rate/Term Refinance	4.4%
Weighted Average Full Combined LTV	87.3%	Debt Consolidation	1.5%
% of Loans with Junior Liens	18.6%
Non-Zero Weighted Average FICO	631	Geographic Distribution
Non-Zero Weighted Average DTI	41.5%	(Other states account individually for less than
% IO Loans	30.1%	3% of the Statistical Cut-off Date principal balance)
		CA	31.5%
Product Type		IL	9.8%
2/28 ARM (Libor)	74.5%	AZ	7.1%
Fixed Rate	16.6%	FL	7.0%
Balloon	4.4%	MN	5.0%
3/27 ARM (Libor)	4.3%	NY	4.7%
Other	0.2%	MI	3.4%
		MD	3.0%
Documentation Type
Full	60.6%	Occupancy Status
Stated	37.4%	Primary Home	81.2%
Limited	2.0%	Investment	15.4%
		Second Home	3.4%

Collateral information is as of the Statistical Calculation Date.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 2
Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	1,735	$313,609,967.35	47.04%	7.769%	100.00%	621	83.30%	56.42%	45.53%
3/27 ARM (Libor)	72	14,078,164.20	2.11	7.189	100.00	629	81.30	65.25	46.79
5/25 ARM (Libor)	9	1,386,792.27	0.21	7.024	100.00	648	83.16	49.21	29.68
Balloon	457	29,645,599.60	4.45	9.650	0.00	646	93.26	60.79	11.33
Fixed Rate	671	107,055,158.46	16.06	7.008	0.00	628	87.14	86.63	72.97
Subtotal (Non-IO):	2,944	$465,775,681.88	69.87%	7.694%	70.65%	624	84.76%	63.89%	49.65%

Interest-Only Loans:
2/28 ARM (Libor)	836	$182,754,649.58	27.41%	7.148%	100.00%	645	81.97%	52.25%	34.96%
3/27 ARM (Libor)	65	14,651,336.09	2.20	6.914	100.00	642	82.68	59.71	55.59
Fixed Rate	16	3,466,200.00	0.52	6.818	0.00	662	77.20	72.08	46.26
Subtotal (IO Loans):	917	$200,872,185.67	30.13%	7.126%	98.27%	645	81.94%	53.14%	36.66%

Total:	3,861	$666,647,867.55	100.00%	7.523%	78.97%	631	83.91%	60.65%	45.74%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
60	917	$200,872,185.67	100.00%	7.126%	98.27%	645	81.94%	53.14%	36.66%
Total:	917	$200,872,185.67	100.00%	7.126%	98.27%	645	81.94%	53.14%	36.66%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	327	$11,684,848.45	1.75%	10.264%	16.50%	646	96.47%	61.45%	5.49%
50,000.01 - 100,000.00	673	50,933,431.60	7.64	8.445	51.35	627	87.47	69.12	38.31
100,000.01 - 150,000.00	786	98,593,837.09	14.79	7.637	75.47	629	84.52	70.12	44.44
150,000.01 - 200,000.00	723	127,214,654.47	19.08	7.460	83.56	630	83.03	62.10	44.83
200,000.01 - 250,000.00	520	116,782,577.88	17.52	7.319	83.46	631	82.17	61.97	42.80
250,000.01 - 300,000.00	400	109,588,731.21	16.44	7.286	86.59	624	82.23	58.93	44.82
300,000.01 - 350,000.00	284	92,129,232.65	13.82	7.266	83.15	631	84.03	51.31	53.25
350,000.01 - 400,000.00	88	31,876,475.07	4.78	7.387	79.62	635	85.09	48.76	57.94
400,000.01 - 450,000.00	28	11,876,223.70	1.78	6.923	78.73	630	85.24	67.91	57.10
450,000.01 - 500,000.00	17	8,098,043.87	1.21	7.711	82.11	672	86.62	35.40	64.47
500,000.01 - 550,000.00	13	6,718,056.10	1.01	7.569	92.29	683	85.92	46.12	61.56
550,000.01 - 600,000.00	2	1,151,755.46	0.17	8.156	100.00	716	92.60	0.00	100.00
Total:	3,861	$666,647,867.55	100.00%	7.523%	78.97%	631	83.91%	60.65%	45.74%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	3,436	$644,960,117.96	96.75%	7.417%	81.63%	630	83.38%	60.97%	47.28%
2nd Lien	425	21,687,749.59	3.25	10.675	0.00	655	99.60	51.09	0.00
Total:	3,861	$666,647,867.55	100.00%	7.523%	78.97%	631	83.91%	60.65%	45.74%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	2,357	$457,664,394.01	68.65%	7.303%	74.55%	622	82.56%	63.77%	47.56%
Purchase	1,273	169,472,231.61	25.42	8.107	89.30	657	87.16	50.58	42.26
Rate/Term Refinance	176	29,376,213.99	4.41	7.627	83.67	617	85.91	67.86	47.55
Debt Consolidation	55	10,135,027.94	1.52	7.392	92.28	611	84.33	67.04	16.56
Total:	3,861	$666,647,867.55	100.00%	7.523%	78.97%	631	83.91%	60.65%	45.74%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	3,072	$541,237,877.23	81.19%	7.341%	76.17%	623	83.11%	63.01%	42.46%
Investment	635	102,619,245.72	15.39	8.380	92.18	659	88.14	54.50	69.32
Second Home	154	22,790,744.60	3.42	7.966	86.18	673	83.87	32.14	17.45
Total:	3,861	$666,647,867.55	100.00%	7.523%	78.97%	631	83.91%	60.65%	45.74%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	452	$24,810,549.75	3.72%	10.265%	0.00%	653	97.71%	55.86%	7.57%
241 - 360	3,409	641,837,317.80	96.28	7.417	82.03	630	83.37	60.83	47.21
Total:	3,861	$666,647,867.55	100.00%	7.523%	78.97%	631	83.91%	60.65%	45.74%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	452	$24,810,549.75	3.72%	10.265%	0.00%	653	97.71%	55.86%	7.57%
241 - 360	3,409	641,837,317.80	96.28	7.417	82.03	630	83.37	60.83	47.21
Total:	3,861	$666,647,867.55	100.00%	7.523%	78.97%	631	83.91%	60.65%	45.74%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	916	$209,712,044.73	31.46%	7.174%	81.96%	621	77.83%	52.67%	35.35%
IL	391	65,038,620.07	9.76	8.054	89.31	640	87.76	61.86	54.99
AZ	291	47,404,230.39	7.11	7.531	89.52	633	84.85	60.16	48.37
FL	280	46,867,696.55	7.03	7.525	73.75	634	86.04	57.06	55.27
MN	219	33,372,133.98	5.01	7.655	90.22	644	86.10	59.10	36.16
NY	130	31,417,566.19	4.71	7.281	58.07	645	87.46	61.24	61.38
MI	200	22,439,584.59	3.37	7.887	81.66	622	87.01	70.98	39.61
MD	110	20,193,748.39	3.03	7.466	68.69	624	86.70	74.24	63.23
HI	61	18,022,984.35	2.70	7.159	83.09	669	84.62	56.47	46.67
NV	90	17,051,907.48	2.56	7.615	89.88	646	84.74	53.37	33.73
Other	1,173	155,127,350.83	23.27	7.776	70.05	629	87.39	70.39	50.94
Total:	3,861	$666,647,867.55	100.00%	7.523%	78.97%	631	83.91%	60.65%	45.74%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	156	$28,174,757.51	4.23%	6.745%	82.27%	597	50.70%	60.28%	0.00%
60.01 to 70.00%	165	37,475,488.94	5.62	6.983	89.79	602	66.07	45.99	0.00
70.01 to 80.00%	1,055	199,048,874.19	29.86	7.153	96.43	629	78.93	52.25	0.00
80.01 to 85.00%
With MI:	415	83,583,201.81	12.54	7.290	70.00	620	84.44	65.46	100.00
Without MI:	88	13,896,684.78	2.08	7.590	69.46	591	84.48	66.65	0.00
85.01 to 90.00%
With MI:	745	142,100,860.06	21.32	7.541	68.52	643	89.57	61.60	100.00
Without MI:	259	39,488,848.26	5.92	7.925	72.76	608	89.70	67.90	0.00
90.01 to 95.00%
With MI:	371	69,401,386.70	10.41	7.872	82.80	661	94.85	75.41	100.00
Without MI:	118	19,385,724.73	2.91	8.084	77.89	622	94.83	88.10	0.00
95.01 to 100.00%
With MI:	50	9,828,346.75	1.47	8.335	86.31	676	99.72	63.30	100.00
Without MI:	14	2,575,944.23	0.39	9.148	93.14	650	99.85	40.24	0.00
Subtotal (First Lien):	3,436	$644,960,117.96	96.75%	7.417%	81.63%	630	83.38%	60.97%	47.28%

Second Lien Loans:
90.01 to 95.00%	25	$1,364,404.19	0.20%	10.611%	0.00%	651	94.48%	44.45%	0.00%
95.01 to 100.00%	400	20,323,345.40	3.05	10.680	0.00	655	99.94	51.53	0.00
Subtotal (Second Lien):	425	$21,687,749.59	3.25%	10.675%	0.00%	655	99.60%	51.09%	0.00%

Total:	3,861	$666,647,867.55	100.00%	7.523%	78.97%	631	83.91%	60.65%	45.74%

*Includes the loan in the securitization and any senior liens.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	1,737	$333,088,552.83	49.96%	7.503%	73.56%	638	86.40%	65.39%	91.54%
60.01 to 70.00%	165	37,475,488.94	5.62	6.983	89.79	602	66.07	45.99	0.00
70.01 to 80.00%	1,055	199,048,874.19	29.86	7.153	96.43	629	78.93	52.25	0.00
80.01 to 85.00%	88	13,896,684.78	2.08	7.590	69.46	591	84.48	66.65	0.00
85.01 to 90.00%	259	39,488,848.26	5.92	7.925	72.76	608	89.70	67.90	0.00
90.01 to 95.00%	118	19,385,724.73	2.91	8.084	77.89	622	94.83	88.10	0.00
95.01 to 100.00%	14	2,575,944.23	0.39	9.148	93.14	650	99.85	40.24	0.00
Subtotal (First Lien):	3,436	$644,960,117.96	96.75%	7.417%	81.63%	630	83.38%	60.97%	47.28%

Second Lien Loans:
90.01 to 95.00%	25	$1,364,404.19	0.20%	10.611%	0.00%	651	94.48%	44.45%	0.00%
95.01 to 100.00%	400	20,323,345.40	3.05	10.680	0.00	655	99.94	51.53	0.00
Subtotal (Second Lien):	425	$21,687,749.59	3.25%	10.675%	0.00%	655	99.60%	51.09%	0.00%

Total:	3,861	$666,647,867.55	100.00%	7.523%	78.97%	631	83.91%	60.65%	45.74%

* Combined LTV after taking mortgage insurance into account.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	156	$28,174,757.51	4.23%	6.745%	82.27%	597	50.70%	60.28%	0.00%
60.01 to 70.00%	154	36,193,867.57	5.43	6.969	89.55	600	66.13	46.72	0.00
70.01 to 80.00%	468	94,469,779.63	14.17	7.279	95.12	601	77.98	51.31	0.00
80.01 to 85.00%
With MI:	401	81,420,155.23	12.21	7.257	69.49	619	84.43	65.89	100.00
Without MI:	74	12,558,189.14	1.88	7.446	66.72	597	83.82	62.54	0.00
85.01 to 90.00%
With MI:	706	136,275,209.86	20.44	7.511	67.57	642	89.53	63.17	100.00
Without MI:	220	35,889,000.97	5.38	7.832	70.02	611	89.41	65.20	0.00
90.01 to 95.00%
With MI:	376	69,723,768.75	10.46	7.877	82.23	660	94.67	73.67	100.00
Without MI:	163	27,660,888.78	4.15	7.728	83.67	626	89.67	77.65	0.00
95.01 to 100.00%
With MI:	98	17,494,661.48	2.62	8.322	90.55	675	95.63	55.55	100.00
Without MI:	620	105,099,839.04	15.77	7.193	97.57	651	80.85	54.54	0.00
Subtotal (First Lien):	3,436	$644,960,117.96	96.75%	7.417%	81.63%	630	83.38%	60.97%	47.28%

Second Lien Loans:
90.01 to 95.00%	25	$1,364,404.19	0.20%	10.611%	0.00%	651	94.48%	44.45%	0.00%
95.01 to 100.00%	400	20,323,345.40	3.05	10.680	0.00	655	99.94	51.53	0.00
Subtotal (Second Lien):	425	$21,687,749.59	3.25%	10.675%	0.00%	655	99.60%	51.09%	0.00%

Total:	3,861	$666,647,867.55	100.00%	7.523%	78.97%	631	83.91%	60.65%	45.74%

*Includes all liens on the mortgaged property.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
521 - 540	174	$30,835,753.86	4.63%	8.141%	88.49%	531	77.91%	73.41%	23.72%
541 - 560	250	44,342,772.08	6.65	7.827	87.03	552	78.90	66.21	32.20
561 - 580	241	42,129,800.18	6.32	7.600	82.26	571	80.08	71.77	34.22
581 - 600	465	77,448,815.78	11.62	7.447	80.29	591	80.60	73.32	31.39
601 - 620	564	95,304,050.57	14.30	7.428	77.41	611	83.70	65.23	45.92
621 - 640	610	107,273,704.89	16.09	7.516	74.37	631	85.90	61.36	51.35
641 - 660	488	84,957,881.04	12.74	7.407	71.97	650	85.19	54.93	48.23
661 - 680	400	70,467,944.19	10.57	7.412	75.31	670	86.25	52.70	54.87
681 - 700	278	47,848,612.07	7.18	7.473	81.99	689	87.19	49.02	57.98
701 - 720	148	24,519,037.31	3.68	7.595	86.24	710	86.18	41.38	53.40
721 - 740	110	19,552,249.01	2.93	7.394	83.46	731	87.65	51.04	60.32
741 - 760	75	13,330,121.90	2.00	7.581	86.83	751	87.91	45.34	63.91
761 - 780	33	4,597,462.19	0.69	7.418	89.36	769	87.42	43.07	61.69
781 >=	25	4,039,662.48	0.61	7.607	89.67	793	84.12	47.13	52.51
Total:	3,861	$666,647,867.55	100.00%	7.523%	78.97%	631	83.91%	60.65%	45.74%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	2,794	$464,433,843.14	69.67%	7.473%	76.41%	625	83.33%	62.80%	44.84%
2-4 Family	325	73,680,077.60	11.05	7.829	84.27	649	85.94	52.00	57.97
PUD	400	72,659,590.16	10.90	7.487	85.14	636	84.54	61.04	37.57
Condo	342	55,874,356.65	8.38	7.581	85.25	649	85.21	53.64	47.69
Total:	3,861	$666,647,867.55	100.00%	7.523%	78.97%	631	83.91%	60.65%	45.74%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Premium Term by Product Type ($)
Amortization Type	No Premium	1 - 12 Months	13 - 24 Months	25 - 36 Months	37 - 48 Months	49 - 60 Months	Total
2/28 ARM (Libor)	$138,259,245.26	$23,103,507.62	$333,847,474.09	$1,154,389.96	$0.00	$0.00	$496,364,616.93
Fixed Rate	29,813,172.85	11,981,032.96	2,487,319.45	66,239,833.20	0.00	0.00	110,521,358.46
Balloon	9,268,866.14	829,711.34	2,180,920.16	17,366,101.96	0.00	0.00	29,645,599.60
3/27 ARM (Libor)	8,112,396.42	144,500.00	77,900.00	20,394,703.87	0.00	0.00	28,729,500.29
5/25 ARM (Libor)	271,585.83	0.00	220,804.06	894,402.38	0.00	0.00	1,386,792.27
Total:	$185,725,266.50	$36,058,751.92	$338,814,417.76	$106,049,431.37	$0.00	$0.00	$666,647,867.55

Prepayment Premium Term by Product Type (%)
Amortization Type	No Premium	1 - 12 Months	13 - 24 Months	25 - 36 Months	37 - 48 Months	49 - 60 Months	Total
2/28 ARM (Libor)	27.85%	4.65%	67.26%	0.23%	0.00%	0.00%	74.46%
Fixed Rate	26.98	10.84	2.25	59.93	0.00	0.00	16.58
Balloon	31.27	2.80	7.36	58.58	0.00	0.00	4.45
3/27 ARM (Libor)	28.24	0.50	0.27	70.99	0.00	0.00	4.31
5/25 ARM (Libor)	19.58	0.00	15.92	64.49	0.00	0.00	0.21
Total:	27.86%	5.41%	50.82%	15.91%	0.00%	0.00%	100.00%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Premium Description - Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	2,177	$407,336,918.76	61.10%	7.242%	78.91%	626	81.72%	61.64%	40.93%
None	1,127	185,725,266.50	27.86	8.041	78.96	640	87.53	57.29	56.76
2% of UPB	244	40,027,103.59	6.00	7.540	92.18	640	85.12	60.16	42.85
1% of UPB	142	14,936,387.08	2.24	8.287	69.75	624	88.53	63.87	35.57
1% of Orig. Bal.	85	8,904,385.56	1.34	8.063	49.10	629	90.56	71.53	68.46
Other	86	9,717,806.06	1.46	7.633	69.10	642	88.14	70.58	43.44
Total:	3,861	$666,647,867.55	100.00%	7.523%	78.97%	631	83.91%	60.65%	45.74%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	2,442	$404,308,704.59	60.65%	7.289%	71.99%	623	84.73%	100.00%	49.67%
Stated	1,350	249,063,020.58	37.36	7.888	90.77	643	82.39	0.00	38.80
Limited	69	13,276,142.38	1.99	7.802	70.45	640	87.34	0.00	56.15
Total:	3,861	$666,647,867.55	100.00%	7.523%	78.97%	631	83.91%	60.65%	45.74%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
15.01 to 20.00	6	$753,826.44	0.11%	7.404%	75.43%	608	72.46%	100.00%	48.40%
20.01 to 25.00	113	16,790,519.74	2.52	7.344	68.79	625	83.92	100.00	52.28
25.01 to 30.00	171	26,291,123.03	3.94	7.366	65.95	630	84.55	100.00	54.61
30.01 to 35.00	266	45,964,591.82	6.89	7.152	70.91	623	82.82	100.00	50.72
35.01 to 40.00	402	64,503,176.40	9.68	7.235	70.10	620	84.45	100.00	48.99
40.01 to 45.00	502	82,790,924.25	12.42	7.264	70.72	626	85.42	100.00	53.14
45.01 to 50.00	800	133,005,726.81	19.95	7.319	71.03	623	85.87	100.00	49.05
50.01 to 55.00	182	34,208,816.10	5.13	7.425	89.91	615	82.51	100.00	38.48
Subtotal (Full Doc):	2,442	$404,308,704.59	60.65%	7.289%	71.99%	623	84.73%	100.00%	49.67%

Non-Full Doc Loans:
15.01 to 20.00	2	$186,619.47	0.03%	6.996%	0.00%	663	90.00%	0.00%	35.60%
20.01 to 25.00	61	9,224,992.22	1.38	7.719	78.44	656	80.71	0.00	41.00
25.01 to 30.00	69	11,759,612.24	1.76	8.009	88.11	636	80.82	0.00	42.03
30.01 to 35.00	165	28,677,140.72	4.30	7.904	89.43	639	82.01	0.00	42.03
35.01 to 40.00	251	45,629,372.41	6.84	7.836	92.66	642	82.60	0.00	42.99
40.01 to 45.00	339	65,099,987.98	9.77	7.755	90.93	638	82.25	0.00	38.65
45.01 to 50.00	479	89,364,548.41	13.41	7.985	88.40	646	83.51	0.00	37.31
50.01 to 55.00	53	12,396,889.51	1.86	7.967	94.55	641	83.17	0.00	41.50
Subtotal (Non-Full Doc):	1,419	$262,339,162.96	39.35%	7.883%	89.75%	642	82.64%	0.00%	39.68%

Total:	3,861	$666,647,867.55	100.00%	7.523%	78.97%	631	83.91%	60.65%	45.74%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	16	$3,731,431.31	0.56%	5.422%	100.00%	674	63.20%	83.28%	0.00%
5.501 to 6.000	107	24,296,866.05	3.64	5.860	100.00	649	74.51	82.34	18.97
6.001 to 6.500	287	61,108,632.68	9.17	6.312	100.00	638	76.62	73.46	22.34
6.501 to 7.000	497	101,966,899.69	15.30	6.816	100.00	634	79.84	60.37	30.25
7.001 to 7.500	436	89,885,760.68	13.48	7.300	100.00	631	82.71	52.69	42.58
7.501 to 8.000	514	101,629,244.92	15.24	7.778	100.00	622	84.66	48.32	47.84
8.001 to 8.500	319	54,341,908.69	8.15	8.272	100.00	627	87.17	49.77	60.51
8.501 to 9.000	295	50,167,811.57	7.53	8.770	100.00	623	87.86	46.19	58.53
9.001 to 9.500	144	22,330,743.87	3.35	9.240	100.00	628	89.89	43.86	62.26
9.501 to 10.000	69	12,209,648.93	1.83	9.760	100.00	620	89.91	31.17	65.50
10.001 to 10.500	25	3,573,701.33	0.54	10.277	100.00	619	89.58	19.89	38.20
10.501 to 11.000	7	1,132,571.77	0.17	10.686	100.00	580	78.65	42.54	19.62
Greater than 11.000	1	105,688.00	0.02	11.300	100.00	682	95.00	0.00	100.00
Subtotal (ARM Loans):	2,717	$526,480,909.49	78.97%	7.512%	100.00%	630	82.77%	55.28%	42.13%

Fixed Rate Loans:
Less than 5.501	3	$628,603.45	0.09%	5.489%	0.00%	640	88.34%	51.59%	51.59%
5.501 to 6.000	59	14,270,643.30	2.14	5.774	0.00	660	87.46	97.61	85.28
6.001 to 6.500	122	25,750,481.00	3.86	6.336	0.00	631	84.71	91.58	76.88
6.501 to 7.000	228	40,215,678.85	6.03	6.790	0.00	629	86.06	92.38	70.33
7.001 to 7.500	61	9,557,484.23	1.43	7.298	0.00	623	83.29	81.41	57.20
7.501 to 8.000	80	10,542,543.26	1.58	7.812	0.00	612	83.37	80.04	54.13
8.001 to 8.500	67	7,683,051.52	1.15	8.291	0.00	612	89.05	73.98	68.00
8.501 to 9.000	50	5,247,410.79	0.79	8.782	0.00	621	90.41	56.19	62.56
9.001 to 9.500	46	2,957,579.40	0.44	9.345	0.00	652	94.63	62.66	51.25
9.501 to 10.000	93	5,525,608.55	0.83	9.809	0.00	656	97.64	82.51	15.62
10.001 to 10.500	105	5,705,900.48	0.86	10.296	0.00	652	98.23	47.39	7.38
10.501 to 11.000	114	6,213,546.83	0.93	10.814	0.00	656	99.36	34.05	0.44
Greater than 11.000	116	5,868,426.40	0.88	11.613	0.00	621	99.62	37.34	0.00
Subtotal (Fixed Rate):	1,144	$140,166,958.06	21.03%	7.562%	0.00%	633	88.19%	80.81%	59.27%

Total:	3,861	$666,647,867.55	100.00%	7.523%	78.97%	631	83.91%	60.65%	45.74%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.500	1	$81,700.00	0.02%	8.475%	100.00%	595	95.00%	100.00%	0.00%
3.501 - 4.000	6	1,060,708.40	0.20	6.681	100.00	629	76.03	54.99	38.57
4.001 - 4.500	33	5,568,454.11	1.06	8.187	100.00	624	85.24	65.98	61.79
4.501 - 5.000	223	43,475,374.38	8.26	8.032	100.00	637	87.14	58.05	54.62
5.001 - 5.500	665	146,445,152.83	27.82	7.195	100.00	616	79.58	55.13	41.36
5.501 - 6.000	1,170	222,847,490.66	42.33	7.495	100.00	645	84.98	61.16	52.40
6.001 - 6.500	563	96,627,546.52	18.35	7.691	100.00	623	81.50	37.96	15.21
6.501 - 7.000	56	10,374,482.59	1.97	8.231	100.00	561	72.94	74.69	21.13
Total:	2,717	$526,480,909.49	100.00%	7.512%	100.00%	630	82.77%	55.28%	42.13%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.500	1	$94,782.36	0.02%	8.825%	100.00%	583	95.00%	100.00%	0.00%
2.000	27	4,789,201.76	0.91	7.570	100.00	625	84.42	44.68	44.12
3.000	2,689	521,596,925.37	99.07	7.511	100.00	630	82.75	55.37	42.12
Total:	2,717	$526,480,909.49	100.00%	7.512%	100.00%	630	82.77%	55.28%	42.13%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	2,716	$526,386,127.13	99.98%	7.512%	100.00%	630	82.77%	55.27%	42.14%
1.500	1	94,782.36	0.02	8.825	100.00	583	95.00	100.00	0.00
Total:	2,717	$526,480,909.49	100.00%	7.512%	100.00%	630	82.77%	55.28%	42.13%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
11.001 - 11.500	3	$773,670.25	0.15%	5.331%	100.00%	675	46.93%	19.35%	0.00%
11.501 - 12.000	13	2,619,322.67	0.50	5.893	100.00	614	74.29	86.80	0.00
12.001 - 12.500	56	11,656,051.73	2.21	6.114	100.00	628	75.10	80.95	8.75
12.501 - 13.000	168	34,375,837.10	6.53	6.213	100.00	632	75.52	78.15	18.63
13.001 - 13.500	327	65,895,018.39	12.52	6.508	100.00	635	78.11	73.12	26.54
13.501 - 14.000	518	102,521,348.86	19.47	6.945	100.00	635	80.92	60.11	32.41
14.001 - 14.500	409	82,750,359.64	15.72	7.378	100.00	631	82.72	50.60	42.27
14.501 - 15.000	465	94,014,925.36	17.86	7.832	100.00	623	84.70	45.76	49.22
15.001 - 15.500	285	49,682,844.26	9.44	8.302	100.00	631	87.24	48.70	63.77
15.501 - 16.000	261	45,748,933.67	8.69	8.797	100.00	627	87.92	45.40	60.90
16.001 - 16.500	127	20,931,832.29	3.98	9.255	100.00	631	89.98	40.72	64.70
16.501 - 17.000	57	10,990,103.50	2.09	9.764	100.00	622	89.93	28.20	69.68
17.001 - 17.500	20	3,282,402.00	0.62	10.274	100.00	623	89.92	16.79	41.59
17.501 - 18.000	7	1,132,571.77	0.22	10.686	100.00	580	78.65	42.54	19.62
18.001 - 18.500	1	105,688.00	0.02	11.300	100.00	682	95.00	0.00	100.00
Total:	2,717	$526,480,909.49	100.00%	7.512%	100.00%	630	82.77%	55.28%	42.13%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	10	$2,581,580.81	0.49%	5.708%	100.00%	673	66.68%	63.84%	0.00%
5.501 - 6.000	110	24,644,036.82	4.68	5.832	100.00	649	73.76	85.20	18.70
6.001 - 6.500	290	62,010,882.16	11.78	6.304	100.00	639	76.66	72.81	22.02
6.501 - 7.000	498	102,176,899.69	19.41	6.816	100.00	634	79.83	60.45	30.18
7.001 - 7.500	436	89,885,760.68	17.07	7.300	100.00	631	82.71	52.69	42.58
7.501 - 8.000	513	101,319,675.17	19.24	7.778	100.00	622	84.61	48.47	47.98
8.001 - 8.500	319	54,341,908.69	10.32	8.272	100.00	627	87.17	49.77	60.51
8.501 - 9.000	295	50,167,811.57	9.53	8.770	100.00	623	87.86	46.19	58.53
9.001 - 9.500	144	22,330,743.87	4.24	9.240	100.00	628	89.89	43.86	62.26
9.501 - 10.000	69	12,209,648.93	2.32	9.760	100.00	620	89.91	31.17	65.50
10.001 - 10.500	25	3,573,701.33	0.68	10.277	100.00	619	89.58	19.89	38.20
10.501 - 11.000	7	1,132,571.77	0.22	10.686	100.00	580	78.65	42.54	19.62
11.001 - 11.500	1	105,688.00	0.02	11.300	100.00	682	95.00	0.00	100.00
Total:	2,717	$526,480,909.49	100.00%	7.512%	100.00%	630	82.77%	55.28%	42.13%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	2	$547,578.45	0.10%	7.500%	100.00%	655	81.68%	33.68%	33.68%
13 - 24	2,567	495,236,038.48	94.07	7.541	100.00	630	82.83	54.92	41.70
25 - 36	137	29,059,900.29	5.52	7.056	100.00	636	81.67	62.01	50.48
37 >=	11	1,637,392.27	0.31	7.004	100.00	643	83.06	53.13	28.98
Total:	2,717	$526,480,909.49	100.00%	7.512%	100.00%	630	82.77%	55.28%	42.13%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

SAIL 2005-11 Collateral Summary - Group 3

Total Number of Loans	5,282	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$1,209,058,351	Yes	35.7%
Average Loan Principal Balance	$228,902	No	64.3%
Fixed Rate	21.9%
Adjustable Rate	78.1%	Primary Mortgage Insurance Coverage
Prepayment Premium	73.2%	(First Lien Loans with LTV > 80%)
Weighted Average Coupon	7.4%	Yes	80.4%
Weighted Average Margin	5.8%	No	19.6%
Weighted Average Initial Periodic Cap	3.0%
Weighted Average Periodic Cap	1.0%	Lien Position
Weighted Average Maximum Rate	14.1%	First	94.8%
Weighted Average Floor	7.3%	Second	5.2%
Weighted Average Original Term (mo.)	349
Weighted Average Remaining Term (mo.)	348	Loan Purpose
Weighted Average Loan Age (mo.)	1	Cash Out Refinance	48.0%
Weighted Average Combined LTV	83.2%	Purchase	45.1%
Weighted Average Effective Combined LTV	72.5%	Rate/Term Refinance	5.9%
Weighted Average Full Combined LTV	88.7%	Debt Consolidation	0.9%
% of Loans with Junior Liens	28.9%
Non-Zero Weighted Average FICO	634	Geographic Distribution
Non-Zero Weighted Average DTI	41.0%	(Other states account individually for less than
% IO Loans	40.3%	3% of the Statistical Cut-off Date principal balance)
		CA	48.7%
Product Type		NY	7.0%
2/28 ARM (Libor)	73.8%	IL	5.1%
Fixed Rate	15.1%	FL	4.9%
Balloon	6.8%	AZ	4.6%
3/27 ARM (Libor)	3.7%	NJ	3.2%
Other	0.6%
		Occupancy Status
Documentation Type		Primary Home	92.5%
Full	54.1%	Investment	6.4%
Stated	40.8%	Second Home	1.1%
Limited	4.7%
No Documentation	0.4%

Collateral information is as of the Statistical Calculation Date.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 3
Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	1,811	$438,008,618.21	36.23%	7.554%	100.00%	613	80.79%	55.26%	32.42%
2/38 ARM (Libor)	3	355,717.44	0.03	7.828	100.00	606	90.40	44.85	28.65
3/27 ARM (Libor)	76	19,713,738.26	1.63	7.063	100.00	635	78.51	59.61	30.01
5/25 ARM (Libor)	13	4,051,755.23	0.34	6.926	100.00	638	80.31	48.33	63.73
6 Month ARM (Libor)	2	471,754.73	0.04	5.591	100.00	623	78.82	100.00	41.45
Balloon	936	81,700,576.77	6.76	9.717	0.00	658	93.92	45.36	9.41
Fixed Rate	1,042	177,582,086.81	14.69	7.112	0.00	626	84.70	83.38	66.60
Subtotal (Non-IO):	3,883	$721,884,247.45	59.71%	7.672%	64.08%	622	83.18%	61.16%	38.34%

Interest-Only Loans:
2/28 ARM (Libor)	1,302	$453,763,466.75	37.53%	7.041%	100.00%	651	83.38%	42.93%	31.27%
3/27 ARM (Libor)	70	25,625,669.22	2.12	6.892	100.00	652	82.16	48.63	43.41
5/25 ARM (Libor)	8	2,298,694.30	0.19	6.449	100.00	678	78.94	48.77	0.00
Fixed Rate	19	5,486,273.31	0.45	6.943	0.00	669	80.98	75.45	38.32
Subtotal (IO Loans):	1,399	$487,174,103.58	40.29%	7.029%	98.87%	651	83.27%	43.62%	31.84%

Total:	5,282	$1,209,058,351.03	100.00%	7.413%	78.10%	634	83.21%	54.10%	35.72%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	2	$485,000.00	0.10%	7.048%	100.00%	581	73.42%	56.70%	0.00%
60	1,360	478,083,824.44	98.13	7.021	98.85	651	83.35	44.11	32.45
120	37	8,605,279.14	1.77	7.448	100.00	686	79.39	15.67	0.00
Total:	1,399	$487,174,103.58	100.00%	7.029%	98.87%	651	83.27%	43.62%	31.84%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	350	$13,395,707.74	1.11%	10.293%	19.00%	633	92.03%	58.52%	3.72%
50,000.01 - 100,000.00	1,135	85,165,018.57	7.04	9.180	23.90	630	88.62	56.65	18.87
100,000.01 - 150,000.00	755	93,601,395.90	7.74	8.072	51.89	615	83.44	66.35	29.42
150,000.01 - 200,000.00	572	100,129,394.20	8.28	7.536	76.93	619	80.39	62.81	26.55
200,000.01 - 250,000.00	447	100,708,248.62	8.33	7.338	84.75	624	80.34	54.59	26.95
250,000.01 - 300,000.00	395	108,524,928.02	8.98	7.233	86.36	632	80.49	49.50	29.05
300,000.01 - 350,000.00	310	100,570,836.20	8.32	7.141	89.41	635	81.98	41.53	30.52
350,000.01 - 400,000.00	431	162,458,249.13	13.44	7.126	86.19	636	83.87	47.89	44.63
400,000.01 - 450,000.00	308	131,485,837.27	10.88	7.046	81.05	637	83.53	54.12	44.63
450,000.01 - 500,000.00	247	117,980,441.95	9.76	7.178	89.06	639	83.65	48.82	43.14
500,000.01 - 550,000.00	146	76,793,748.15	6.35	7.045	90.51	652	85.10	45.82	49.79
550,000.01 - 600,000.00	91	52,160,048.43	4.31	7.089	90.27	658	84.98	54.72	52.79
600,000.01 - 650,000.00	43	26,946,424.15	2.23	6.666	83.98	649	85.06	69.54	55.89
650,000.01 >=	52	39,138,072.70	3.24	6.882	91.77	644	80.80	85.57	22.76
Total:	5,282	$1,209,058,351.03	100.00%	7.413%	78.10%	634	83.21%	54.10%	35.72%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	4,371	$1,146,011,182.49	94.79%	7.237%	82.40%	632	82.31%	54.98%	37.69%
2nd Lien	911	63,047,168.54	5.21	10.606	0.00	662	99.59	38.09	0.00
Total:	5,282	$1,209,058,351.03	100.00%	7.413%	78.10%	634	83.21%	54.10%	35.72%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	2,382	$580,777,580.10	48.04%	7.249%	70.45%	617	81.55%	63.98%	45.70%
Purchase	2,534	545,713,603.27	45.14	7.619	86.38	655	85.51	41.72	24.80
Rate/Term Refinance	330	71,438,858.89	5.91	7.217	74.71	619	79.99	63.71	40.03
Debt Consolidation	36	11,128,308.77	0.92	7.112	93.30	580	78.47	83.17	22.79
Total:	5,282	$1,209,058,351.03	100.00%	7.413%	78.10%	634	83.21%	54.10%	35.72%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	4,770	$1,118,459,950.71	92.51%	7.348%	77.56%	632	83.16%	54.49%	34.97%
Investment	434	76,870,034.26	6.36	8.258	85.07	657	83.96	50.27	49.10
Second Home	78	13,728,366.06	1.14	7.950	83.42	664	83.64	43.00	21.72
Total:	5,282	$1,209,058,351.03	100.00%	7.413%	78.10%	634	83.21%	54.10%	35.72%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	944	$67,524,007.07	5.58%	10.346%	0.00%	657	97.61%	41.74%	3.43%
181 - 240	74	8,077,392.19	0.67	7.713	0.00	630	84.64	80.30	51.64
241 - 360	4,257	1,131,857,626.82	93.61	7.236	83.40	633	82.35	54.61	37.55
361 - 480	7	1,599,324.95	0.13	7.627	22.24	607	79.51	80.08	26.40
Total:	5,282	$1,209,058,351.03	100.00%	7.413%	78.10%	634	83.21%	54.10%	35.72%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	944	$67,524,007.07	5.58%	10.346%	0.00%	657	97.61%	41.74%	3.43%
181 - 240	74	8,077,392.19	0.67	7.713	0.00	630	84.64	80.30	51.64
241 - 360	4,257	1,131,857,626.82	93.61	7.236	83.40	633	82.35	54.61	37.55
361 - 480	7	1,599,324.95	0.13	7.627	22.24	607	79.51	80.08	26.40
Total:	5,282	$1,209,058,351.03	100.00%	7.413%	78.10%	634	83.21%	54.10%	35.72%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,855	$588,592,691.33	48.68%	7.161%	86.82%	640	83.53%	49.01%	36.11%
NY	286	84,899,001.04	7.02	7.434	59.62	648	85.39	44.99	53.70
IL	325	61,422,720.31	5.08	8.010	82.82	627	83.38	58.18	31.31
FL	336	59,304,536.95	4.91	7.463	62.53	626	81.63	59.06	32.38
AZ	286	55,964,206.50	4.63	7.758	86.72	618	81.86	61.87	27.80
NJ	156	39,041,418.94	3.23	7.648	78.01	619	80.66	48.30	39.95
MD	137	28,940,847.34	2.39	7.545	72.06	626	79.86	60.27	32.11
HI	89	27,771,343.26	2.30	7.106	57.58	663	79.91	60.94	31.83
NV	100	20,343,515.13	1.68	7.428	86.84	623	81.26	50.67	27.57
MI	179	19,231,975.02	1.59	7.988	68.31	605	85.35	77.53	27.03
Other	1,533	223,546,095.21	18.49	7.734	66.23	624	83.54	64.22	33.65
Total:	5,282	$1,209,058,351.03	100.00%	7.413%	78.10%	634	83.21%	54.10%	35.72%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	232	$40,132,640.97	3.32%	7.282%	74.24%	597	51.10%	59.88%	0.00%
60.01 to 70.00%	299	64,816,115.40	5.36	7.274	85.08	590	66.61	58.42	0.00
70.01 to 80.00%	1,838	503,793,194.04	41.67	7.072	94.51	641	78.96	46.19	0.00
80.01 to 85.00%
With MI:	464	128,564,340.37	10.63	6.933	57.17	622	84.14	69.51	100.00
Without MI:	137	25,683,049.35	2.12	7.685	65.07	582	84.43	68.65	0.00
85.01 to 90.00%
With MI:	679	193,585,556.70	16.01	7.262	72.04	642	89.58	55.24	100.00
Without MI:	244	52,270,738.86	4.32	7.694	76.57	602	89.75	65.25	0.00
90.01 to 95.00%
With MI:	280	81,112,057.05	6.71	7.617	80.32	649	94.66	64.85	100.00
Without MI:	80	20,495,904.16	1.70	7.667	78.82	626	94.47	78.65	0.00
95.01 to 100.00%
With MI:	88	28,620,109.99	2.37	8.364	89.90	677	99.86	52.92	100.00
Without MI:	30	6,937,475.60	0.57	8.138	93.85	647	99.99	51.12	0.00
Subtotal (First Lien):	4,371	$1,146,011,182.49	94.79%	7.237%	82.40%	632	82.31%	54.98%	37.69%

Second Lien Loans:
70.01 to 80.00%	6	$342,131.96	0.03%	10.558%	0.00%	632	79.18%	66.39%	0.00%
80.01 to 85.00%	2	60,786.42	0.01	10.433	0.00	678	83.98	39.13	0.00
85.01 to 90.00%	4	153,200.97	0.01	10.649	0.00	652	88.08	73.89	0.00
90.01 to 95.00%	38	2,679,527.90	0.22	10.527	0.00	658	94.56	36.65	0.00
95.01 to 100.00%	861	59,811,521.29	4.95	10.610	0.00	662	99.97	37.90	0.00
Subtotal (Second Lien):	911	$63,047,168.54	5.21%	10.606%	0.00%	662	99.59%	38.09%	0.00%

Total:	5,282	$1,209,058,351.03	100.00%	7.413%	78.10%	634	83.21%	54.10%	35.72%

*Includes the loan in the securitization and any senior liens.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	1,743	$472,014,705.08	39.04%	7.302%	70.68%	636	86.32%	61.03%	91.50%
60.01 to 70.00%	299	64,816,115.40	5.36	7.274	85.08	590	66.61	58.42	0.00
70.01 to 80.00%	1,838	503,793,194.04	41.67	7.072	94.51	641	78.96	46.19	0.00
80.01 to 85.00%	137	25,683,049.35	2.12	7.685	65.07	582	84.43	68.65	0.00
85.01 to 90.00%	244	52,270,738.86	4.32	7.694	76.57	602	89.75	65.25	0.00
90.01 to 95.00%	80	20,495,904.16	1.70	7.667	78.82	626	94.47	78.65	0.00
95.01 to 100.00%	30	6,937,475.60	0.57	8.138	93.85	647	99.99	51.12	0.00
Subtotal (First Lien):	4,371	$1,146,011,182.49	94.79%	7.237%	82.40%	632	82.31%	54.98%	37.69%

Second Lien Loans:
70.01 to 80.00%	6	$342,131.96	0.03%	10.558%	0.00%	632	79.18%	66.39%	0.00%
80.01 to 85.00%	2	60,786.42	0.01	10.433	0.00	678	83.98	39.13	0.00
85.01 to 90.00%	4	153,200.97	0.01	10.649	0.00	652	88.08	73.89	0.00
90.01 to 95.00%	38	2,679,527.90	0.22	10.527	0.00	658	94.56	36.65	0.00
95.01 to 100.00%	861	59,811,521.29	4.95	10.610	0.00	662	99.97	37.90	0.00
Subtotal (Second Lien):	911	$63,047,168.54	5.21%	10.606%	0.00%	662	99.59%	38.09%	0.00%

Total:	5,282	$1,209,058,351.03	100.00%	7.413%	78.10%	634	83.21%	54.10%	35.72%

* Combined LTV after taking mortgage insurance into account.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	232	$40,132,640.97	3.32%	7.282%	74.24%	597	51.10%	59.88%	0.00%
60.01 to 70.00%	289	62,732,776.90	5.19	7.275	84.68	588	66.54	58.20	0.00
70.01 to 80.00%	690	173,350,920.88	14.34	7.315	86.78	602	77.05	55.25	0.00
80.01 to 85.00%
With MI:	457	126,957,649.79	10.50	6.924	56.76	622	84.15	70.17	100.00
Without MI:	125	24,631,992.57	2.04	7.609	64.45	583	84.16	69.24	0.00
85.01 to 90.00%
With MI:	660	188,393,880.09	15.58	7.252	71.88	641	89.57	55.56	100.00
Without MI:	216	49,349,486.86	4.08	7.607	75.94	605	88.99	65.71	0.00
90.01 to 95.00%
With MI:	284	82,286,026.67	6.81	7.579	79.63	650	94.43	64.37	100.00
Without MI:	165	43,983,027.95	3.64	7.375	88.25	641	86.83	56.70	0.00
95.01 to 100.00%
With MI:	110	34,244,507.56	2.83	8.335	90.02	674	98.32	50.59	100.00
Without MI:	1,143	319,948,272.25	26.46	6.988	98.43	659	80.55	42.27	0.00
Subtotal (First Lien):	4,371	$1,146,011,182.49	94.79%	7.237%	82.40%	632	82.31%	54.98%	37.69%

Second Lien Loans:
70.01 to 80.00%	6	$342,131.96	0.03%	10.558%	0.00%	632	79.18%	66.39%	0.00%
80.01 to 85.00%	2	60,786.42	0.01	10.433	0.00	678	83.98	39.13	0.00
85.01 to 90.00%	4	153,200.97	0.01	10.649	0.00	652	88.08	73.89	0.00
90.01 to 95.00%	38	2,679,527.90	0.22	10.527	0.00	658	94.56	36.65	0.00
95.01 to 100.00%	861	59,811,521.29	4.95	10.610	0.00	662	99.97	37.90	0.00
Subtotal (Second Lien):	911	$63,047,168.54	5.21%	10.606%	0.00%	662	99.59%	38.09%	0.00%

Total:	5,282	$1,209,058,351.03	100.00%	7.413%	78.10%	634	83.21%	54.10%	35.72%

*Includes all liens on the mortgaged property.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
500 - 520	221	$38,934,424.10	3.22%	8.402%	85.61%	510	75.40%	76.85%	19.77%
521 - 540	207	39,206,501.29	3.24	8.009	77.15	530	74.99	76.34	20.51
541 - 560	249	52,109,882.11	4.31	7.836	78.40	552	78.84	70.86	29.29
561 - 580	272	58,848,739.51	4.87	7.690	80.28	571	78.75	63.81	31.47
581 - 600	575	127,179,184.67	10.52	7.396	81.62	591	81.82	71.45	33.01
601 - 620	730	173,462,275.05	14.35	7.288	79.81	611	83.43	63.09	34.05
621 - 640	826	185,356,210.58	15.33	7.414	75.12	631	85.03	52.40	40.56
641 - 660	711	173,016,539.40	14.31	7.281	75.41	650	84.71	48.46	43.41
661 - 680	554	128,100,562.33	10.60	7.328	80.15	670	85.38	42.06	39.51
681 - 700	341	79,195,551.13	6.55	7.267	71.21	689	85.16	37.83	34.62
701 - 720	242	61,504,757.73	5.09	7.224	80.23	710	84.62	28.50	34.87
721 - 740	160	42,527,113.11	3.52	7.187	78.97	729	85.31	38.05	38.52
741 - 760	96	24,046,477.61	1.99	7.216	80.26	750	83.39	38.10	31.93
761 - 780	63	16,509,462.75	1.37	7.257	81.41	768	84.72	42.94	30.68
781 >=	35	9,060,669.66	0.75	7.101	65.22	793	85.75	51.32	26.75
Total:	5,282	$1,209,058,351.03	100.00%	7.413%	78.10%	634	83.21%	54.10%	35.72%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	3,804	$845,278,885.68	69.91%	7.389%	77.22%	630	83.18%	55.78%	37.06%
PUD	668	167,238,886.83	13.83	7.368	82.30	632	82.40	56.78	27.67
2-4 Family	399	110,283,375.30	9.12	7.603	76.95	657	84.19	42.06	41.30
Condo	394	84,177,773.84	6.96	7.489	82.00	650	83.80	46.77	30.29
Manufactured Housing	17	2,079,429.38	0.17	7.586	0.00	644	84.19	89.45	62.26
Total:	5,282	$1,209,058,351.03	100.00%	7.413%	78.10%	634	83.21%	54.10%	35.72%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Premium Term by Product Type ($)
Amortization Type	No Premium	1 - 12 Months	13 - 24 Months	25 - 36 Months	37 - 48 Months	49 - 60 Months	Total
2/28 ARM (Libor)	$236,733,007.51	$57,820,645.26	$590,064,165.01	$6,785,767.63	$0.00	$368,499.55	$891,772,084.96
Fixed Rate	45,268,676.46	26,784,251.99	4,013,989.13	102,922,179.24	120,964.64	3,958,298.66	183,068,360.12
Balloon	28,038,510.48	2,965,017.13	8,492,972.72	41,106,013.08	0.00	1,098,063.36	81,700,576.77
3/27 ARM (Libor)	12,710,030.67	935,000.00	1,274,888.52	30,419,488.29	0.00	0.00	45,339,407.48
5/25 ARM (Libor)	1,756,257.17	1,267,146.94	0.00	3,327,045.42	0.00	0.00	6,350,449.53
6 Month ARM (Libor)	0.00	0.00	471,754.73	0.00	0.00	0.00	471,754.73
2/38 ARM (Libor)	0.00	0.00	196,179.05	159,538.39	0.00	0.00	355,717.44
Total:	$324,506,482.29	$89,772,061.32	$604,513,949.16	$184,720,032.05	$120,964.64	$5,424,861.57	$1,209,058,351.03

Prepayment Premium Term by Product Type (%)
Amortization Type	No Premium	1 - 12 Months	13 - 24 Months	25 - 36 Months	37 - 48 Months	49 - 60 Months	Total
2/28 ARM (Libor)	26.55%	6.48%	66.17%	0.76%	0.00%	0.04%	73.76%
Fixed Rate	24.73	14.63	2.19	56.22	0.07	2.16	15.14
Balloon	34.32	3.63	10.40	50.31	0.00	1.34	6.76
3/27 ARM (Libor)	28.03	2.06	2.81	67.09	0.00	0.00	3.75
5/25 ARM (Libor)	27.66	19.95	0.00	52.39	0.00	0.00	0.53
6 Month ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.04
2/38 ARM (Libor)	0.00	0.00	55.15	44.85	0.00	0.00	0.03
Total:	26.84%	7.42%	50.00%	15.28%	0.01%	0.45%	100.00%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Premium Description - Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	3,064	$791,451,881.49	65.46%	7.166%	79.54%	634	83.08%	54.97%	35.73%
None	1,610	324,506,482.29	26.84	7.984	77.41	637	83.51	49.68	35.41
2% of UPB	145	28,210,431.51	2.33	7.524	80.52	625	82.09	62.35	30.51
5% of UPB	135	24,755,842.25	2.05	7.040	71.73	644	81.17	40.92	43.53
1% of UPB	173	19,505,811.72	1.61	7.919	61.05	619	84.61	72.54	26.50
Other	155	20,627,901.77	1.71	7.740	54.34	619	86.38	77.19	46.74
Total:	5,282	$1,209,058,351.03	100.00%	7.413%	78.10%	634	83.21%	54.10%	35.72%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	2,960	$654,048,864.55	54.10%	7.163%	71.06%	621	83.23%	100.00%	40.37%
Stated	2,079	493,756,913.26	40.84	7.749	86.85	649	83.37	0.00	30.36
Limited	224	56,392,781.28	4.66	7.331	81.21	645	81.96	0.00	31.79
No Documentation	19	4,859,791.94	0.40	7.885	100.00	701	79.66	0.00	0.00
Total:	5,282	$1,209,058,351.03	100.00%	7.413%	78.10%	634	83.21%	54.10%	35.72%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
Not Available	3	$588,989.86	0.05%	6.317%	100.00%	622	73.93%	100.00%	0.00%
0.01 to 5.00	11	2,224,165.11	0.18	7.606	68.21	635	85.22	100.00	69.70
5.01 to 10.00	51	10,232,490.00	0.85	7.430	72.52	656	84.97	100.00	38.51
10.01 to 15.00	69	12,937,290.58	1.07	7.515	73.77	628	85.22	100.00	57.01
15.01 to 20.00	110	14,760,730.71	1.22	7.463	71.76	628	82.10	100.00	47.64
20.01 to 25.00	124	21,820,039.90	1.80	7.322	61.51	627	81.29	100.00	42.67
25.01 to 30.00	224	42,652,584.81	3.53	7.251	60.50	616	83.17	100.00	46.53
30.01 to 35.00	297	58,737,074.75	4.86	7.111	62.74	621	82.16	100.00	34.72
35.01 to 40.00	419	83,823,413.16	6.93	7.196	72.57	619	82.49	100.00	38.37
40.01 to 45.00	585	137,658,814.01	11.39	7.055	70.64	623	83.48	100.00	42.28
45.01 to 50.00	809	198,357,670.68	16.41	7.140	72.41	622	84.75	100.00	41.73
50.01 to 55.00	258	70,255,600.98	5.81	7.164	81.59	611	80.49	100.00	30.57
Subtotal (Full Doc):	2,960	$654,048,864.55	54.10%	7.163%	71.06%	621	83.23%	100.00%	40.37%

Non-Full Doc Loans:
Not Available	46	$11,919,902.78	0.99%	7.674%	98.90%	700	80.08%	0.00%	5.40%
0.01 to 5.00	4	1,279,016.62	0.11	8.055	46.15	615	74.62	0.00	28.60
5.01 to 10.00	8	1,417,053.31	0.12	7.124	46.03	653	85.64	0.00	54.57
10.01 to 15.00	35	5,381,585.56	0.45	8.277	70.16	625	80.28	0.00	38.96
15.01 to 20.00	55	10,290,641.85	0.85	7.611	89.89	652	80.68	0.00	32.28
20.01 to 25.00	55	10,093,956.88	0.83	7.530	83.59	625	77.79	0.00	24.63
25.01 to 30.00	112	22,056,326.73	1.82	7.699	83.47	646	80.45	0.00	38.99
30.01 to 35.00	183	40,492,982.67	3.35	7.730	83.72	639	81.11	0.00	28.19
35.01 to 40.00	338	81,498,922.11	6.74	7.611	85.12	654	82.87	0.00	34.98
40.01 to 45.00	525	128,962,961.01	10.67	7.636	87.53	648	83.68	0.00	32.06
45.01 to 50.00	849	210,113,467.68	17.38	7.765	86.89	650	84.30	0.00	28.99
50.01 to 55.00	112	31,502,669.28	2.61	7.870	88.49	646	83.72	0.00	23.39
Subtotal (Non-Full Doc):	2,322	$555,009,486.48	45.90%	7.708%	86.40%	649	83.19%	0.00%	30.24%

Total:	5,282	$1,209,058,351.03	100.00%	7.413%	78.10%	634	83.21%	54.10%	35.72%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	25	$8,875,221.36	0.73%	5.438%	100.00%	659	79.67%	77.25%	23.71%
5.501 to 6.000	197	69,496,609.18	5.75	5.872	100.00	656	78.89	77.55	24.03
6.001 to 6.500	411	136,154,545.72	11.26	6.329	100.00	648	79.91	66.09	22.31
6.501 to 7.000	712	225,643,871.95	18.66	6.802	100.00	643	81.82	51.93	29.00
7.001 to 7.500	568	168,315,974.81	13.92	7.298	100.00	632	82.00	40.22	32.38
7.501 to 8.000	555	159,975,394.77	13.23	7.773	100.00	626	83.19	36.60	36.93
8.001 to 8.500	318	79,361,343.35	6.56	8.281	100.00	615	83.65	42.48	40.85
8.501 to 9.000	233	46,434,182.76	3.84	8.779	100.00	596	84.14	39.91	43.57
9.001 to 9.500	140	29,707,438.61	2.46	9.263	100.00	607	85.73	36.81	50.26
9.501 to 10.000	68	13,118,048.23	1.08	9.739	100.00	591	84.46	42.37	47.93
10.001 to 10.500	36	5,061,237.09	0.42	10.262	100.00	612	87.99	23.53	25.63
10.501 to 11.000	12	1,476,769.00	0.12	10.722	100.00	571	81.03	25.51	31.42
Greater than 11.000	10	668,777.31	0.06	11.437	100.00	531	65.06	48.74	0.00
Subtotal (ARM Loans):	3,285	$944,289,414.14	78.10%	7.273%	100.00%	633	82.02%	49.22%	32.18%

Fixed Rate Loans:
Less than 5.501	1	$95,290.02	0.01%	5.450%	0.00%	623	83.52%	100.00%	100.00%
5.501 to 6.000	78	27,553,067.59	2.28	5.768	0.00	668	83.93	93.69	86.10
6.001 to 6.500	142	39,339,253.74	3.25	6.343	0.00	642	84.48	89.71	76.26
6.501 to 7.000	279	56,389,980.31	4.66	6.829	0.00	631	83.75	82.49	61.71
7.001 to 7.500	140	24,385,860.15	2.02	7.295	0.00	629	80.88	81.52	46.65
7.501 to 8.000	157	22,355,977.02	1.85	7.778	0.00	609	82.70	75.48	50.20
8.001 to 8.500	94	11,365,821.10	0.94	8.273	0.00	595	83.94	69.62	59.77
8.501 to 9.000	96	10,232,008.63	0.85	8.734	0.00	595	84.78	66.81	53.76
9.001 to 9.500	111	9,234,979.65	0.76	9.359	0.00	648	93.36	70.06	19.65
9.501 to 10.000	194	15,321,681.90	1.27	9.824	0.00	652	96.31	56.31	15.43
10.001 to 10.500	220	16,102,990.10	1.33	10.325	0.00	677	99.15	26.35	0.68
10.501 to 11.000	217	15,137,755.57	1.25	10.764	0.00	662	99.24	24.33	1.69
Greater than 11.000	268	17,254,271.11	1.43	11.571	0.00	620	99.29	40.66	0.00
Subtotal (Fixed Rate):	1,997	$264,768,936.89	21.90%	7.913%	0.00%	637	87.47%	71.48%	48.36%

Total:	5,282	$1,209,058,351.03	100.00%	7.413%	78.10%	634	83.21%	54.10%	35.72%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	12	$2,523,365.61	0.27%	6.238%	100.00%	686	83.74%	41.76%	31.54%
3.001 - 3.500	15	4,050,168.15	0.43	6.897	100.00	666	79.50	39.29	12.36
3.501 - 4.000	51	13,168,374.91	1.39	7.604	100.00	684	79.38	10.84	1.44
4.001 - 4.500	42	9,198,570.00	0.97	7.694	100.00	646	80.94	33.26	15.74
4.501 - 5.000	199	45,767,003.72	4.85	7.781	100.00	625	82.05	57.91	28.96
5.001 - 5.500	740	236,943,721.33	25.09	7.050	100.00	628	82.47	55.81	45.92
5.501 - 6.000	1,223	382,876,966.13	40.55	7.182	100.00	637	83.55	57.93	37.96
6.001 - 6.500	776	204,659,229.57	21.67	7.394	100.00	638	80.11	26.12	10.65
6.501 - 7.000	171	36,220,586.34	3.84	8.090	100.00	580	74.41	57.23	18.05
7.001 - 7.500	32	5,533,435.95	0.59	7.756	100.00	629	82.59	27.90	55.88
7.501 - 8.000	17	2,700,494.01	0.29	8.080	100.00	646	87.01	35.10	65.93
8.001 - 8.500	3	329,502.98	0.03	8.614	100.00	633	93.98	40.90	59.10
8.501 - 9.000	4	317,995.44	0.03	9.537	100.00	589	88.63	84.31	32.11
Total:	3,285	$944,289,414.14	100.00%	7.273%	100.00%	633	82.02%	49.22%	32.18%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	2	$341,000.00	0.04%	6.872%	100.00%	646	76.70%	34.02%	0.00%
1.500	2	540,719.00	0.06	6.307	100.00	559	79.27	100.00	0.00
2.000	87	20,985,240.27	2.22	6.867	100.00	631	81.88	37.46	13.24
3.000	3,144	909,354,718.07	96.30	7.278	100.00	632	82.06	50.04	33.06
5.000	49	12,685,544.20	1.34	7.622	100.00	688	79.34	6.78	0.00
6.000	1	382,192.60	0.04	7.100	100.00	573	85.00	100.00	100.00
Total:	3,285	$944,289,414.14	100.00%	7.273%	100.00%	633	82.02%	49.22%	32.18%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	3,259	$939,527,515.25	99.50%	7.276%	100.00%	633	82.04%	49.23%	32.34%
1.500	3	709,019.00	0.08	6.673	100.00	566	81.82	100.00	0.00
2.000	23	4,052,879.89	0.43	6.618	100.00	649	78.19	38.88	0.00
Total:	3,285	$944,289,414.14	100.00%	7.273%	100.00%	633	82.02%	49.22%	32.18%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.001 - 10.500	2	$710,798.28	0.08%	5.424%	100.00%	720	79.33%	0.00%	0.00%
11.001 - 11.500	17	5,383,544.60	0.57	5.523	100.00	643	78.36	81.87	8.83
11.501 - 12.000	53	15,837,895.56	1.68	5.933	100.00	641	78.50	66.25	4.63
12.001 - 12.500	117	32,324,135.61	3.42	6.407	100.00	645	79.35	51.10	16.12
12.501 - 13.000	323	99,793,667.84	10.57	6.354	100.00	650	80.00	65.71	26.35
13.001 - 13.500	459	142,538,486.39	15.09	6.556	100.00	643	80.06	64.20	23.80
13.501 - 14.000	671	212,178,672.89	22.47	6.926	100.00	640	82.18	51.47	29.70
14.001 - 14.500	474	144,385,351.80	15.29	7.366	100.00	633	82.62	39.76	34.72
14.501 - 15.000	463	133,544,328.04	14.14	7.818	100.00	626	83.17	35.04	39.29
15.001 - 15.500	284	71,171,142.78	7.54	8.311	100.00	613	83.60	42.42	42.50
15.501 - 16.000	192	40,792,897.33	4.32	8.798	100.00	595	84.27	39.56	46.51
16.001 - 16.500	117	26,435,433.48	2.80	9.272	100.00	609	86.52	36.23	54.50
16.501 - 17.000	61	12,286,428.15	1.30	9.729	100.00	594	84.58	42.89	50.80
17.001 - 17.500	30	4,761,085.08	0.50	10.261	100.00	611	87.93	21.20	26.15
17.501 - 18.000	12	1,476,769.00	0.16	10.722	100.00	571	81.03	25.51	31.42
18.001 - 18.500	5	442,411.18	0.05	11.184	100.00	532	62.27	29.38	0.00
18.501 - 19.000	4	195,966.13	0.02	11.898	100.00	524	69.03	100.00	0.00
19.001 - 19.500	1	30,400.00	0.00	12.150	100.00	566	80.00	0.00	0.00
Total:	3,285	$944,289,414.14	100.00%	7.273%	100.00%	633	82.02%	49.22%	32.18%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

Collateral Characteristics - Group 3 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	23	$6,649,662.54	0.70%	5.989%	100.00%	662	82.76%	42.64%	25.48%
5.501 - 6.000	199	71,614,753.03	7.58	5.840	100.00	656	78.95	79.19	24.07
6.001 - 6.500	415	137,618,994.35	14.57	6.322	100.00	648	79.80	66.19	22.09
6.501 - 7.000	708	224,523,975.17	23.78	6.802	100.00	643	81.79	52.19	29.08
7.001 - 7.500	569	168,422,837.93	17.84	7.297	100.00	632	82.00	40.26	32.36
7.501 - 8.000	554	159,848,040.81	16.93	7.773	100.00	626	83.18	36.55	36.96
8.001 - 8.500	319	79,488,697.31	8.42	8.280	100.00	615	83.67	42.57	40.79
8.501 - 9.000	232	46,090,182.76	4.88	8.778	100.00	596	84.17	40.21	43.89
9.001 - 9.500	140	29,707,438.61	3.15	9.263	100.00	607	85.73	36.81	50.26
9.501 - 10.000	68	13,118,048.23	1.39	9.739	100.00	591	84.46	42.37	47.93
10.001 - 10.500	36	5,061,237.09	0.54	10.262	100.00	612	87.99	23.53	25.63
10.501 - 11.000	12	1,476,769.00	0.16	10.722	100.00	571	81.03	25.51	31.42
11.001 - 11.500	5	442,411.18	0.05	11.184	100.00	532	62.27	29.38	0.00
11.501 - 12.000	4	195,966.13	0.02	11.898	100.00	524	69.03	100.00	0.00
12.001 - 12.500	1	30,400.00	0.00	12.150	100.00	566	80.00	0.00	0.00
Total:	3,285	$944,289,414.14	100.00%	7.273%	100.00%	633	82.02%	49.22%	32.18%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	6	$1,101,405.82	0.12%	6.579%	100.00%	635	77.57%	42.83%	34.20%
13 - 24	3,105	888,706,601.31	94.11	7.292	100.00	632	82.13	49.06	31.89
25 - 36	153	48,130,957.48	5.10	7.001	100.00	643	80.36	52.44	36.28
37 >=	21	6,350,449.53	0.67	6.753	100.00	653	79.81	48.49	40.66
Total:	3,285	$944,289,414.14	100.00%	7.273%	100.00%	633	82.02%	49.22%	32.18%

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

TERMS SHEET SUPPLEMENT
(Dated: December 15, 2005)

Lehman Brothers Holdings Inc.
Sponsor and Seller

STRUCTURED ASSET INVESTMENT LOAN TRUST
Mortgage Pass-Through Certificates
(Issuable in Series)

Aurora Loan Services LLC	Structured Asset Securities Corporation
Master Servicer	Depositor
____________________

Consider carefully the risk factors beginning on page S-5 of this terms sheet supplement and on page 2 of the accompanying prospectus.

The certificates for each series represent interests in the related trust fund only and will not represent interests or obligations of any other entity.

This terms sheet supplement must be read in conjunction with the attached prospectus.

The Trusts

Each Structured Asset Investment Loan Trust will be established to hold assets transferred to it by Lehman Brothers Holdings Inc. The assets in each trust fund will generally consist of conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans secured by one- to four-family residential properties. The mortgage loans will have been purchased either directly or through affiliates, from one or more mortgage loan sellers. The mortgage loans will be master serviced by Aurora Loan Services LLC.

The Certificates

Lehman Brothers Inc. will sell the certificates pursuant to a prospectus supplement. The certificates will be grouped into one or more series, each having its own designation. Each series will be issued in one or more classes and each class will evidence beneficial ownership of a specified portion of future payments secured by the assets in the related trust fund. A prospectus supplement for a series will specify all of the terms of the series and each of the classes in the series.

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus, a copy of which you may get for free by visiting the web site at http://www.lehman.com/pub/sasco. The depositor has or will file with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519 and ask for Paul Tedeschi.

Although a registration statement (including the prospectus) relating to the securities discussed in this terms sheet supplement has been filed with the SEC and is effective, the final prospectus supplement relating to the securities discussed herein has not been filed with the SEC. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed herein.

These securities have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this free writing prospectus supplement or the prospectus. Any representation to the contrary is a criminal offense.

Underwriter:
LEHMAN BROTHERS
For use with the prospectus dated September 26, 2005

Tables of Contents

S-ii

Summary of Terms

This summary highlights selected information and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the certificates, it is necessary that you read carefully this entire document and the accompanying prospectus.

Parties

Sponsor and Seller

Lehman Brothers Holdings Inc. will sell the mortgage loans to the depositor.

Depositor

Structured Asset Securities Corporation, a Delaware special purpose corporation, will sell the mortgage loans to the issuing entity. The depositor’s address is 745 Seventh Avenue, New York, New York 10019, and its telephone number is (212) 526-7000.

Issuing Entity

A common law trust formed under the laws of the State of New York.

Trustee

A trustee will be hired for each series. In addition, a securities administrator may also be hired and, if a securities administrator is hired, the duties of the trustee under the related trust agreement will be divided between the trustee and securities administrator. Therefore, the description of trustee duties herein may be divided between the trustee and a securities administrator if a securities administrator is appointed.

Master Servicer

Aurora Loan Services LLC (“Aurora”), an affiliate of the seller and the depositor, will oversee the servicing of the mortgage loans by the servicers.

Primary Servicers

Option One Mortgage Corporation (“Option One”), JPMorgan Chase Bank, National Association (“JPMorgan”) and Wells Fargo Bank, N.A. (“Wells Fargo”) will be the primary servicers for a substantial majority of the mortgage loans. Mortgage loans initially serviced by Option One maybe transferred within 30 to 60 days to either or both of JPMorgan and Wells Fargo. Other servicers of the mortgage loans include various banks and other lending institutions.

Originators

BNC Mortgage, Inc., (“BNC”), an affiliate of the seller, master servicer and the depositor, will have originated the majority of the mortgage loans. The remainder of the mortgage loans will have been originated by various other banks, savings and loans and other mortgage lending institutions.

Credit Risk Manager

A credit risk manager may be hired in a series to monitor and make recommendations to the servicers regarding delinquent and defaulted mortgage loans.

The Certificates

The certificates of each series represent ownership interests in a separate trust fund, the assets of which will consist primarily of conventional, adjustable and fixed rate, fully amortizing and balloon, first and second lien, residential mortgage loans.

The mortgage loans to be included in a trust fund may be divided into two or more mortgage loan pools, sorted on the basis of specified characteristics. In such event, payments of principal and interest on a specified group of certificates will be based primarily on collections from the related mortgage loans.

Payments on the Certificates

Principal and/or interest on the certificates will be distributed on the 25th day of each month. However, if the 25th day is not a business day, payments will be made on the next business day after the 25th day of the month.

Interest Payments

Interest will accrue on each class of offered certificates at specified annual rates.

The interest rate on one or more classes may be limited by a “net funds cap,” which is a limitation generally based on the weighted average mortgage rates of the related mortgage loans during the applicable collection period, net of certain fees and expenses of the trust fund.

The Interest Rate Cap Agreement

The trustee, on behalf of the supplemental interest trust, may enter into an interest rate cap agreement with a cap counterparty, for the benefit of one or more specified classes of certificates.

Under any interest rate cap agreement, the cap counterparty will be obligated to make fixed payments to the trust fund if one-month LIBOR moves above a specified rate.

Payments received under the interest rate cap agreement will be applied to pay interest shortfalls, maintain overcollateralization and repay losses.

The Interest Rate Swap Agreement

The trustee, on behalf of the supplemental interest trust, may also enter into an interest rate swap agreement with a specified swap counterparty. Under any interest rate swap agreement, on each distribution date, beginning and ending on specified distribution dates, the trust fund will be obligated to make fixed payments at the applicable rate of payment owed by the trust fund, and on the business day prior to each distribution date, the swap counterparty will be obligated to make floating payments at LIBOR (as determined under the interest rate swap agreement), in each case calculated on a scheduled notional amount and adjusted to a monthly basis. To the extent that a fixed payment exceeds the floating payment relating to any distribution date, amounts otherwise available to the applicable certificateholders will be applied to make a net swap payment to the swap counterparty, and to the extent that a floating payment exceeds the fixed payment relating to any distribution date, the swap counterparty will owe a net swap payment to the supplemental interest trust.

Payments received under the interest rate swap agreement will be applied to pay interest shortfalls, maintain overcollateralization and repay losses.

Principal Payments

The amount of principal payable to the certificates will be determined by (1) formulas that allocate portions of principal payments received on the mortgage loans among the different related certificate classes, (2) funds received on related mortgage loans that are available to make principal payments on the related certificates and (3) the application of excess interest from each such mortgage pool to pay principal on the related certificates.

Funds received on the mortgage loans may consist of (1) expected monthly scheduled payments or (2) unexpected payments resulting from prepayments or defaults by borrowers, liquidation of defaulted mortgage loans or repurchases of mortgage loans under various circumstances.

Limited Recourse

The only source of cash available to make interest and principal payments on the certificates will be the assets of the trust fund and, if there is an interest rate cap agreement and/or an interest rate swap agreement, the supplemental interest trust. The trust fund will have no source of cash other than collections and recoveries of the mortgage loans through insurance or otherwise. No other entity will be required or expected to make any payments on the certificates.

Enhancement of Likelihood of Payment on the Certificates

The payment structure of this securitization includes excess interest, overcollateralization, subordination, loss allocation and limited cross-collateralization features and may include primary mortgage insurance, an interest rate cap agreement and/or an interest rate swap agreement to enhance the likelihood that holders of more senior classes of certificates will receive regular distributions of interest and principal.

Subordination of Payments

The senior certificates will have a payment priority over the Class M and Class B Certificates. The classes of Class B Certificates with higher numerical class designations will be subordinate to Class B Certificates with lower numerical class designations and to the Class M Certificates. The classes of Class M Certificates with higher numerical class designations will be subordinate to Class M Certificates with lower numerical class designations.

Allocation of Losses

Amounts representing losses on the mortgage loans (to the extent that those losses exceed excess interest and any overcollateralization related to the applicable pool) will be applied to reduce the principal amount of the subordinate certificates still outstanding that has the lowest payment priority, until the principal amount of that class has been reduced to zero. If the applicable subordination provided by the subordinate certificates is insufficient to absorb losses, then the losses realized by the applicable mortgage pool will not be allocated to the senior certificates but will reduce the amount distributable to the senior certificates.

Excess Interest

The mortgage loans for each trust fund will bear interest each month that in the aggregate is expected to exceed the amount needed to pay monthly interest on the related certificates and fees and expenses of the trust fund. This “excess interest” received from the mortgage loans each month will be available to absorb realized losses on the mortgage loans and to create and maintain the required level of overcollateralization.

Overcollateralization

On the closing date, the total principal balance of the mortgage loans in the trust fund may exceed the total principal amount of the certificates and/or there will be a requirement to apply excess interest until the total principal balance of the mortgage loans in the trust fund exceeds the total principal amount of the certificates by a specified amount. This condition is referred to in this prospectus supplement as “overcollateralization.” A portion of excess interest may be applied to pay principal on the certificates to the extent needed to achieve or maintain the required level of overcollateralization. We cannot, however, assure you that sufficient interest will be generated by the mortgage loans to maintain any level of overcollateralization.

Limited Cross-Collateralization

Under certain limited circumstances, principal payments on the mortgage loans in a mortgage pool may be distributed as principal to holders of the senior certificates corresponding to the other mortgage pools.

If the senior certificates relating to a mortgage pool have been retired, then principal payments on the mortgage loans relating to the retired senior certificates will be distributed to the remaining senior certificates of the other mortgage pools, if any, before being distributed to the subordinate classes of certificates.

Primary Mortgage Insurance

There may be loan-level primary mortgage insurance policies obtained on behalf of the trust fund from various insurance companies in order to provide initial primary mortgage insurance coverage for those first lien mortgage loans with original loan-to-value ratios in excess of 80%. However, these primary mortgage insurance policies will provide only limited protection against losses on defaulted mortgage loans.

The Interest Rate Cap Agreement

Any payments received under a interest rate cap agreement will be applied to pay interest shortfalls, maintain overcollateralization and repay losses.

The Interest Rate Swap Agreement

Any net swap payment received under a interest rate swap agreement will be applied to pay interest shortfalls, maintain overcollateralization and repay losses.

Optional Purchase of the Mortgage Loans

The master servicer may purchase the mortgage loans on or after the related initial optional termination date, which is the distribution date following the month in which the total principal balance of the mortgage loans in the aggregate declines to less than 10% of the initial total principal balance of such mortgage loans as of the cut-off date.

Legal Investment Considerations

None of the certificates will constitute “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

ERISA Considerations

Generally, all of the certificates may be purchased by employee benefit plans or other retirement arrangements subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended. However, if there is an interest rate cap agreement or an interest rate swap agreement, the certificates benefiting from such agreements may not be acquired or held by a person investing assets of any such plans or arrangements before the termination of the interest rate cap agreement or the interest rate swap agreement unless such acquisition or holding is eligible for the exemptive relief available under a class exemption.

Tax Status

The trustee will elect to treat all or a portion of each trust fund as multiple REMICs for federal income tax purposes. Each of the offered certificates will represent ownership of “regular interests” in a REMIC, along with certain contractual rights and obligations.

Risk Factors

The following information, which you should carefully consider, identifies certain significant sources of risk associated with an investment in the offered certificates. You should also carefully consider the information set forth under “Risk Factors” in the prospectus.

Risks Related to Higher Expected Delinquencies of the Mortgage Loans

The mortgage loans, in general, were originated according to underwriting guidelines that are not as strict as Fannie Mae or Freddie Mac guidelines, so the mortgage loans are likely to experience rates of delinquency, foreclosure and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in accordance with higher standards.

Changes in the values of mortgaged properties related to the mortgage loans may have a greater effect on the delinquency, foreclosure, bankruptcy and loss experience of the mortgage loans in the trust fund than on mortgage loans originated under stricter guidelines. We cannot assure you that the values of the mortgaged properties have remained or will remain at levels in effect on the dates of origination of the related mortgage loans.

See also “Risk Factors—Mortgage Loans Originated According to Non-Agency Underwriting Guidelines May Have Higher Expected Delinquencies” in the prospectus for a discussion of the risks relating to “subprime,”“non-prime” and “non-conforming” mortgage loans.

Mortgage Loan Interest Rates May Limit Interest Rates on the Certificates

The certificates may accrue interest at an interest rate that adjusts monthly based on the one-month LIBOR index plus a specified margin. However, the interest rates on these certificates may be subject to a limitation, generally based on the weighted average interest rate of the related mortgage loans. Because the related mortgage loans will have interest rates that are fixed or that adjust semi-annually or annually based on either a six-month LIBOR index or another specified index, the weighted average mortgage rate of the loans may be insufficient to pay the certificates at their full certificate interest rate for one or more periods.

Furthermore, the adjustable rate mortgage loans may also have periodic maximum and minimum limitations on adjustments to their interest rates, and a portion of the adjustable rate mortgage loans will have the first adjustment to their interest rates one, two, three, or five years, or another specified interval, after their first payment dates. As a result, the certificates may accrue less interest than they would accrue if their interest rates were solely based on the one-month LIBOR index plus the specified margin.

Risks Related to Potential Inadequacy of Credit Enhancement and Other Support

The certificates may or may not be insured by any financial guaranty insurance policy. Other forms of credit enhancement may include excess interest, overcollateralization, subordination, loss allocation and limited cross-collateralization features, together with any primary mortgage insurance, any interest rate cap agreement and any interest rate swap agreement, if applicable and are intended to enhance the likelihood that holders of more senior classes will receive regular payments of interest and principal, but are limited in nature and may be insufficient to repay all losses on the mortgage loans.

Excess Interest and Overcollateralization. In order to create and/or maintain overcollateralization, it will be necessary that the mortgage loans generate more interest than is needed to pay interest on the related offered certificates as well as expenses of the trust fund (including any payments to a swap counterparty under any interest rate swap agreement). We expect that the related mortgage loans will generate more interest than is needed to pay those amounts, at least during certain periods, because the weighted average of the interest rates on the related mortgage loans in each mortgage pool is expected to be higher than the weighted average of the interest rates on the related certificates plus the weighted average aggregate expense rate and any net swap payments owed to the swap counterparty. Any remaining interest generated by the mortgage loans will be used to absorb losses on the related mortgage loans and to create and maintain related overcollateralization.

We cannot assure you, however, that the mortgage loans (together with any payments available from any interest rate cap agreement and/or any interest rate swap agreement) will generate enough excess interest to create or maintain the applicable overcollateralization level as set by the rating agencies. The following factors will affect the amount of excess interest that the mortgage loans will generate:

  Prepayments. Every time a mortgage loan is prepaid in whole or in part, total excess interest generated by the related mortgage pool after the date of prepayment will be reduced because that mortgage loan will no longer be outstanding and generating interest or, in the case of a partial prepayment, will be generating less interest. The effect on the related certificates to that mortgage pool of this reduction will be influenced by the amount of prepaid loans and the characteristics of the prepaid loans. Prepayment of a disproportionately high number of high interest rate mortgage loans would have a greater negative effect on future excess interest.
  Defaults, Delinquencies and Liquidations. If the rates of delinquencies, defaults or losses on the mortgage loans turn out to be higher than expected, excess interest generated by the related mortgage pool will be reduced by the amount necessary to compensate for any shortfalls in cash available to pay the related certificates. Every time a mortgage loan is liquidated or written off, excess interest is reduced because that mortgage loan will no longer be outstanding and generating interest.
  Levels of LIBOR. LIBOR may increase faster than the interest rates on the related mortgage loans, requiring that more interest generated by the mortgage loans be applied to pay interest on the certificates.

The Interest Rate Cap Agreement. If there is an interest rate cap agreement in a series, any amounts received from it will be applied to pay interest shortfalls, maintain overcollateralization and repay losses. We cannot assure you that any amounts that are received under the interest rate cap agreement will be sufficient to maintain required overcollateralization, pay interest shortfalls or repay losses on the mortgage loans.

The Interest Rate Swap Agreement. If there is an interest rate swap agreement in a series, any amounts received from it will be applied to pay interest shortfalls, maintain overcollateralization and repay losses. However, no amounts will be payable to the supplemental interest trust by the swap counterparty unless the floating amount owed by the swap counterparty on a distribution date exceeds the fixed amount owed to the swap counterparty. This will not occur except in periods when one-month LIBOR (as determined pursuant to the interest rate swap agreement) exceeds the applicable rate of payment owed by the trust fund and will be calculated based on a scheduled notional amount. We cannot assure you that any amounts will be received under any interest rate swap agreement, or that any such amounts that are received will be sufficient to maintain required overcollateralization, pay interest shortfalls or repay losses on the mortgage loans.

Subordination and Allocation of Losses. If the applicable subordination is insufficient to absorb losses, then certificateholders will likely incur losses and may never receive all of their principal payments. You should consider the following:
  if you buy a senior certificate and losses on the related mortgage loans exceed excess interest generated by the mortgage loans and any overcollateralization that has been created, plus the total principal amount of the subordinate certificates, then the losses realized by the applicable mortgage pool will not be allocated to the senior certificates but will reduce the amount available to distribute to senior certificates.
  if you buy a Class M Certificate and losses on the mortgage loans exceed excess interest generated by the mortgage loans and any overcollateralization that has been created, plus the total principal amount of all Class B Certificates and all Class M Certificates subordinate to your certificate, the principal amount of your certificate will be reduced proportionately by the amount of that excess.
  if you buy a Class B Certificate and losses on the mortgage loans exceed excess interest generated by the mortgage loans and any overcollateralization which has been created, plus the total principal amount of all Class B Certificates subordinate to your certificate, the principal amount of your certificate will be reduced proportionately by the amount of the excess.

Limited Cross-Collateralization. Principal payments on the senior certificates will depend, for the most part, on collections on the mortgage loans in the related mortgage pool. However, the senior certificates in a multiple pool transaction will have the benefit of credit enhancement in the form of overcollateralization and subordination from each mortgage pool. That means that even if the rate of losses on mortgage loans in the mortgage pool related to any class of senior certificates is low, losses in the unrelated mortgage pools may reduce the loss protection for those certificates.

Primary Mortgage Insurance. Loan-level primary mortgage insurance policies may be acquired on behalf of the trust fund from various insurance companies which will generally provide initial insurance coverage for those first lien mortgage loans with original loan-to-value ratios greater than 80%. These loan-level primary mortgage insurance policies will generally have the effect of reducing the original loan-to-value ratios of those covered mortgage loans to approximately 60%. However, these policies will only cover first lien mortgage loans and are subject to various other limitations and exclusions. As a result, coverage may be limited or denied on some mortgage loans. In addition, since the amount of coverage under these policies depends on the loan-to-value ratio of the related mortgaged property at the inception of these policies, a decline in the value of the related mortgaged property will not result in increased coverage, and the trust fund may still suffer a loss on a covered mortgage loan. Accordingly, these primary mortgage insurance policies will provide only limited protection against losses on the mortgage loans.

In addition, the ratings assigned to the certificates by the rating agencies will be based in part on the financial strength ratings assigned to the primary mortgage insurance providers.

Any qualification, reduction or withdrawal of the ratings assigned to the primary mortgage insurance providers could result in a reduction of the ratings assigned to the certificates, which could in turn affect the liquidity and market value of those certificates.

Lack of Primary Mortgage Insurance

Certain of the mortgage loans may have original loan-to-value ratios in excess of 80%. A portion of such mortgage loans with original loan-to-value ratios in excess of 80% may not be covered by a primary mortgage insurance policy. If borrowers without primary mortgage insurance default on their mortgage loans, there is a greater likelihood of losses than if the mortgage loans were insured. We cannot assure you that the available credit enhancement will be adequate to repay those losses.

Balloon Loans	The mortgage loans will include balloon loans. Balloon loans pose a special payment risk because the borrower must make a large lump sum payment of principal at the end of the loan term.
See “Risk Factors—Balloon Loans” in the prospectus.
Risks Related to the Interest Rate Swap Agreement
Any net swap payment payable to the swap counterparty under the terms of the interest rate swap agreement will reduce amounts available for distribution to certificateholders, and may reduce payments of interest on the certificates. If the rate of prepayments on the mortgage loans is faster than anticipated, the scheduled notional amount on which payments due under the interest rate swap agreement are calculated may exceed the total principal balance of the mortgage loans, thereby increasing the relative proportion of interest collections on the mortgage loans that must be applied to make net swap payments to the swap counterparty and, under certain circumstances, requiring application of principal received on the mortgage loans to make net swap payments to the swap counterparty. Therefore, the combination of a rapid rate of prepayment and low prevailing interest rates could adversely affect the yields on the certificates.

In the event that the trust fund, after application of all interest and principal received on the mortgage loans, cannot make the required net swap payment to the swap counterparty, a swap termination payment as described in this prospectus supplement will be owed to the swap counterparty. Any termination payment payable to the swap counterparty in the event of an early termination of the interest rate swap agreement will reduce amounts available for distribution to certificateholders.

Effect of Creditworthiness of Swap Counterparty and Cap Counterparty on Ratings of Certificates
If there is an interest rate swap agreement or an interest rate cap agreement in the series, the ratings of the certificates are dependent in part upon the credit ratings of the swap counterparty or the cap counterparty. If a credit rating of the swap counterparty or the cap counterparty is qualified, reduced or withdrawn and the swap counterparty or the cap counterparty does not post collateral securing its obligations under the interest rate swap agreement or a substitute counterparty is not obtained in accordance with the terms of the interest rate swap agreement, or the interest rate cap agreement the ratings of the certificates may be qualified, reduced or withdrawn. In that event, the value and marketability of those certificates will be adversely affected.

Special Default Risk of Second Lien Mortgage Loans

A portion of the mortgage loans included in the trust fund will be secured by second liens on the related mortgaged properties. These second lien mortgage loans are subordinate to the rights of the mortgagee under the related first lien mortgage loans and may present special risks upon default of any second lien mortgage loans.

See “Risk Factors—Special Default Risk of Second Lien Mortgage Loans” and “—Risks Related to Simultaneous Second Liens and Other Borrower Debt” in the prospectus.
Risks Related to Unpredictability and Effect of Prepayments

The rate of prepayments on the mortgage loans will be sensitive to prevailing interest rates decline, mortgage loans prepayments may increase due to the availability of refinancing at lower interest rates. If prevailing interests rates rise, prepayments on the mortgage loans may decrease.

See “Risk Factors—Unpredictability and Effect of Prepayments” in the prospectus for a description of factors that may influence the rate and timing of prepayments on the mortgage loans.
Geographic Concentration Risks
The mortgage loans in any series (or mortgage pool) may be secured by properties located disproportionately in one or more states. The rate of delinquencies, defaults and losses on the mortgage loans may be higher than if fewer of the mortgage loans were concentrated in these states and will have a disproportionate impact on the mortgage loans in general.

Recently severe weather conditions, including hurricanes and tropical storms, have caused extensive damages to parts of the country. Extensive damage to, or total destruction of, mortgaged properties in affected areas may result in (1) an increase in delinquencies, defaults and losses on the related mortgage loans or (2) the receipt of insurance payments in respect of the mortgaged properties, which payments will have the same effect on certificateholders as prepayment of the related mortgage loans. In addition, weakened economic conditions in and around the affected areas may adversely affect the ability of borrowers to repay their mortgage loans. No assurance can be given as to the rate of delinquencies, defaults or losses on, or prepayments of, any mortgage loans secured by mortgaged properties located in areas affected by such severe weather conditions.

Risks Related to Mortgage Loans with Interest-Only Payments

A significant portion of the mortgage loans may provide for payment of interest at the related mortgage interest rate, but no payment of principal, for a period of several years following origination. Following the applicable interest-only period, the monthly payment with respect to each of these mortgage loans will be increased to an amount sufficient to amortize the principal balance of the mortgage loan over the remaining term and to pay interest at the mortgage interest rate.

The presence of these mortgage loans in the trust fund will, absent other considerations, result in longer weighted average lives of the related certificates than would have been the case had these loans not been included in the trust fund. In addition, a borrower may view the absence of any obligation to make a payment of principal during the initial period of a mortgage loan as a disincentive to prepayment. After the monthly payment has been increased to include principal amortization, delinquency or default may be more likely.

See “Risk Factors—Risks Related to Mortgage Loans with Interest-Only Payments” and “—Changes in U.S. Economic Conditions May Adversely Affect the Performance of Mortgage Loans, Particularly Adjustable Rate Loans of Various Types” in the prospectus.

Violation of Various Federal, State and Local Laws May Result in Losses on the Mortgage Loans

Violations of certain federal, state or local laws and regulations relating to the protection of consumers, unfair and deceptive practices and debt collection practices may limit the ability of the servicers to collect all or part of the principal of or interest on the related mortgage loans and, in addition, could subject the trust fund to damages and administrative enforcement.

See “Risk Factors—Violations of Various Federal, State and Local Laws May Result in Losses on the Mortgage Loans” in the prospectus.
Violation of Predatory Lending Laws/High Cost Loans

Various federal, state and local laws have been enacted that are designed to discourage predatory lending practices. Failure to comply with these laws, to the extent applicable to any of the mortgage loans, could subject the trust fund, as an assignee of the mortgage loans, to monetary penalties and could result in the borrowers rescinding the affected mortgage loans. If the mortgage loans are found to have been originated in violation of predatory or abusive lending laws and the seller does not repurchase the affected loans and pay any related liabilities, certificateholders could incur losses.

For a discussion of anti-predatory lending laws and the effect of any “high cost” loans on the trust fund, see “Risk Factors—Predatory Lending Laws/High Cost Loans” in the prospectus.

The Certificates

Payments of Interest

The amount of interest distributable on each distribution date in respect of each class of certificates will equal the sum of (1) current interest for such class and for such date and (2) any carryforward interest for such class and for such date. The interest rate for each class of certificates will be the applicable annual rate specified in the related prospectus supplement.

The interest rates on the certificates may be limited by application of the “net funds caps” as described in “Risk Factors” in this terms sheet supplement. Although a series of certificates might apply excess cash or other sources of cash to pay such amounts, there can be no assurances that excess interest or other amounts will be sufficient to fully offset any resulting basis risk shortfalls.

The “Interest Remittance Amount” (i.e., the total available interest collected on the related mortgage loans net certain fees and expenses) for each mortgage pool will be distributed on each distribution date, generally as follows:

(i) concurrently, to the senior certificates, current interest and any carryforward interest for such classes for such distribution date (any shortfall in current interest and carryforward interest to be allocated among such classes in proportion to the amount of current interest and carryforward interest that would otherwise be distributable thereon);

(ii) to the subordinate certificates, in accordance with their seniority, current interest and any carryforward interest for such classes for such distribution date;

(iii) to the trustee, previously unreimbursed extraordinary costs, liabilities and expenses; and

(iv) for the application as part of monthly excess cashflow for such distribution date.

For any series that includes an interest rate swap agreement, net swap payments will generally be applied before the priorities described above. For any series that includes a credit risk manager, the credit risk manager’s fee will generally be applied before priorities (iii) and (iv) described above.

Because borrowers are generally charged interest only to the date of a prepayment, the prepayment of a mortgage loan may result in reduced collections of interest. Generally, servicers are required to make payments of “compensating interest” to offset any such shortfalls caused by prepayments. However, such obligation is limited generally to the related servicers servicing the mortgage loan for such distribution date and thus may not fully offset prepayment interest shortfalls.

Payments of Principal

Prior to the occurrence of the Stepdown Date for a series of certificates, or upon the occurrence of a Trigger Event, principal payments received on the mortgage loans will generally be applied to the payment of the senior certificates (and if the senior certificates are no longer outstanding, to the next most senior class of subordinate certificates outstanding). The “Stepdown Date” will vary based on each series of certificates but generally refers to the earlier of (A) the first distribution date after the senior certificates have been reduced to zero or (B) the later of (1) the date on which a level of credit enhancement has been obtained (as a result of the disproportionate payment of senior classes relative to the subordinate classes), and (2) a specified date. A “Trigger Event” will also vary by series but generally will occur if the loss and delinquency of the mortgage loans exceed certain specified levels.

Following the occurrence of the Stepdown Date (and as long as a Trigger Event is not in effect), principal received on the related mortgage loans will be applied on the senior and subordinate certificates to maintain specified levels of credit enhancement. These levels are generally referred to as “target amounts” and will vary by series.

Excess Cashflow

On any distribution date, to the extent interest received on the mortgage loans exceeds interest payments required to be made on the certificates and certain fees and expenses (including any payment to a swap counterparty under any interest rate swap agreement), the trustee will apply such excess, depending on the distribution date, to build overcollateralization (by paying down the principal balances of specified classes), for the repayment of basis risk shortfalls, to repay losses applied to subordinate certificates as a result of losses on the mortgage loans or for other purposes specified in the related trust agreement. Excess interest remaining on any distribution date will generally be released by the trustee and will not be available to certificateholders on future dates.

Interest Rate Swap Agreement Cashflow

If there is an interest rate swap agreement in a series, on any distribution date any net amount received from the swap counterparty will be deposited into the supplemental interest trust and will be applied, depending on the distribution date, to maintain overcollateralization (by paying down the principal balances of specified classes) or repay losses applied to subordinate certificates as a result of losses on the mortgage loans, for the repayment of basis risk shortfalls or for other purposes specified in the related trust agreement. Any amounts remaining will be released by the trustee and will not be available to certificateholders on future dates.

Interest Rate Cap Agreement Cashflow

If there is an interest rate cap agreement in a series, on any distribution date any amount received from the cap counterparty will be deposited into the supplemental interest trust and will be applied, depending on the distribution date, to maintain overcollateralization (by paying down the principal balances of specified classes) or repay losses applied to subordinate certificates as a result of losses on the mortgage loans, for the repayment of basis risk shortfalls or for other purposes specified in the related trust agreement. Any amounts remaining will be released by the trustee and will not be available to certificateholders on future dates.

Underwriting Guidelines

  BNC Underwriting Guidelines

The underwriting guidelines utilized by BNC (the “BNC Underwriting Guidelines”) are generally intended to evaluate the credit risk of mortgage loans made to borrowers with imperfect credit histories ranging from minor delinquencies to bankruptcy, or borrowers with relatively high ratios of monthly mortgage payments to income, or relatively high ratios of total monthly credit payments to income. In addition, such guidelines also evaluate the value and adequacy of the mortgaged property as collateral. On a case-by-case basis, BNC may determine that, based upon compensating factors, a prospective borrower who does not strictly qualify under the applicable underwriting guidelines warrants an underwriting exception. Compensating factors may include, but are not limited to, relatively low loan-to-value ratio, relatively low debt-to-income ratio, good credit history, stable employment, financial reserves, and time in residence at the applicant’s current address.

Under the BNC Underwriting Guidelines, BNC reviews the loan applicant’s sources of income, calculates the amount of income from all such sources indicated on the loan application or similar documentation (except under the “Stated Income” programs), reviews the credit history of the applicant and calculates the debt-to-income ratio to determine the applicant’s ability to repay the loan, and reviews the mortgaged property for compliance with the BNC Underwriting Guidelines. The BNC Underwriting Guidelines are applied in accordance with a procedure that generally requires (1) an appraisal of the mortgaged property that conforms generally to Fannie Mae and Freddie Mac standards and (2) a review of the appraisal, such review may be conducted by a BNC staff appraiser or representative which, depending upon the original principal balance and loan-to-value ratio of the mortgaged property, may include a desk review of the original appraisal or a drive-by review appraisal of the mortgaged property. The BNC Underwriting Guidelines generally permit one-to-two family loans with loan-to-value ratios or combined loan-to-value ratios at origination of up to 100% for the highest credit grading category, depending on the creditworthiness of the borrower and, in some cases, the type and use of the property and the debt-to-income ratio. Under the BNC Underwriting Guidelines, the maximum combined loan-to-value ratio for purchase money mortgage loans may differ depending on whether the secondary financing is institutional or private.

The mortgage loans were originated on the basis of loan application packages submitted through independent mortgage brokerage companies, or were purchased from originators, approved by BNC. Loan application packages submitted through independent mortgage brokerage companies, containing in each case relevant credit, property and underwriting information on the loan request, are compiled by those companies and submitted to BNC for approval and funding. The independent mortgage brokerage companies receive all or a portion of the loan origination fee charged to the borrower at the time the loan is made.

Each prospective borrower completes an application that includes information with respect to the applicant’s liabilities, income (except with respect to certain “Stated Income” mortgage loans as described below) and employment history, as well as certain other personal information. BNC pulls a credit report on each applicant from a credit reporting agency contracted by BNC. The report typically contains information relating to such matters as credit history with local and national merchants and lenders; installment, revolving and open debt payments; derogatory credit information including repossessions and/or foreclosures; and any public records of bankruptcies, tax liens, law suits or judgments. Also, the report includes Social Security number variations; name, address and employment variations; and consumer narrative, fraud, ID theft and OFAC alerts. Mortgaged properties are generally appraised by qualified independent appraisers. Each appraisal includes a market data analysis based on recent sales of comparable homes in the area and, where deemed appropriate, replacement cost analysis based on the current cost of constructing a similar home. Independent appraisals are reviewed by BNC before the loan is funded, with a full drive-by review appraisal performed in connection with loan amounts over a certain pre-determined dollar amount established for each state.

The BNC Underwriting Guidelines are less stringent than the standards generally acceptable to Fannie Mae and Freddie Mac. Borrowers who qualify under the BNC Underwriting Guidelines generally have payment histories and debt ratios that would not satisfy Fannie Mae and Freddie Mac underwriting guidelines, and may have a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. The BNC Underwriting Guidelines establish the maximum permitted loan-to-value ratio for each loan type based upon these and other risk factors.

BNC generally reviews the applicant’s source of income, calculates the amount of income from sources indicated on the loan application or similar documentation (except with respect to certain “Stated Income” mortgage loans as described below), reviews the credit history of the applicant, calculates the debt-to-income ratio to determine the applicant’s ability to repay the loan, and reviews the type and use of the property being financed. The BNC Underwriting Guidelines require that mortgage loans be underwritten according to a standardized procedure that complies with applicable federal and state laws and regulations and require BNC’s underwriters to be satisfied that the value of the property being financed supports, as indicated by an appraisal and a review of the appraisal, the outstanding loan balance. The BNC Underwriting Guidelines permit one-to-two family loans to have loan-to-value ratios at origination of generally up to 100%, (and 3-to-4 family loans generally up to 95%) depending on, among other things, the loan documentation program, the purpose of the mortgage loan, the borrower’s credit history and repayment ability, as well as the type and use of the property.

Under the Full Documentation program, applicants generally are required to submit verification of stable income for at least 12 months. Under the Lite Documentation programs, generally verification is required for at least six months. Under the Stated Income programs, generally an applicant may be qualified based upon monthly income as stated on the mortgage loan application (FNMA 1003) with no supporting income documentation provided the applicant meets certain criteria. All the foregoing programs typically require that, with respect to each applicant, there be a telephone verification of the applicant’s employment.

Under the BNC Underwriting Guidelines, various risk categories are used to grade the likelihood that the borrower will satisfy the repayment conditions of the mortgage loan. These categories establish the maximum permitted loan-to-value ratio and loan amount, given the occupancy status of the mortgaged property and the borrower’s credit history and debt ratio. In general, higher credit risk mortgage loans are graded in categories that permit higher debt ratios and more (or more recent) major derogatory credit items such as outstanding judgments or prior bankruptcies; however, the BNC Underwriting Guidelines establish lower maximum ratios and maximum loan amounts for loans graded in such categories.

  General Underwriting Guidelines

The “General Underwriting Guidelines” used by originators other than BNC are generally intended to evaluate the credit risk of mortgage loans made to borrowers with imperfect credit histories, ranging from minor delinquencies to bankruptcy, or borrowers with relatively high ratio of monthly mortgage payments to income or relatively high ratios of total monthly credit payments to income. In addition, such guidelines also evaluate the value and adequacy of the mortgaged property as collateral. On a case by case basis, the originators may determine that, based upon compensating factors, a prospective mortgagor not strictly qualifying under the applicable underwriting guidelines warrants an underwriting exception. Compensating factors may include, but are not limited to, relatively low ratio, relatively low debt-to-income ratio, good credit history, stable employment, financial reserves, and time in residence at the applicant’s current address. A significant number of the mortgage loans may represent such underwriting exceptions.

Under the General Underwriting Guidelines, the originators review and verify the loan applicant’s sources of income (except under the stated income programs), calculate the amount of income from all such sources indicated on the loan application or similar documentation, review the credit history of the applicant and calculate the debt-to-income ratio to determine the applicant’s ability to repay the loan, and review the mortgaged property for compliance with the General Underwriting Guidelines. The General Underwriting Guidelines are applied in accordance with a procedure that generally requires (i) an appraisal of the mortgaged property that conforms to Fannie Mae and Freddie Mac standards and (ii) a review of such appraisal, which review may be conducted by the originator’s staff appraiser or representative and, depending upon the amount of property data available, the original principal balance and loan-to-value ratio of the mortgaged property, may include a review of the original appraisal or a drive-by review appraisal of the mortgaged property. The General Underwriting Guidelines generally permit single-family loans with loan-to-value ratios at origination of up to 90% (or, with respect to certain mortgage loans, up to 100%) for the highest credit grading category, depending on the creditworthiness of the mortgagor and, in some cases, the type and use of the property and the debt-to-income ratio. Under the General Underwriting Guidelines, the maximum combined loan-to-value ratio for purchase money mortgage loans may differ from those applicable to refinancings.

The mortgage loans were originated on the basis of loan application packages submitted through mortgage brokerage companies or at the related originator’s retail branches or were purchased from originators approved by the originators. Loan application packages submitted through mortgage brokerage companies, containing in each case relevant credit, property and underwriting information on the loan request, are compiled by the applicable mortgage brokerage company and submitted to the originator for approval and funding. The mortgage brokerage companies receive all or a portion of the loan origination fee charged to the mortgagor at the time the loan is made.

Each prospective borrower completes an application that includes information with respect to the applicant’s liabilities, income (except with respect to certain “No Documentation” mortgage loans described below) and employment history, as well as certain other personal information. Each originator requires a credit report on each applicant from a credit reporting company. The report typically contains information relating to such matters as credit history with local and national merchants and lenders, installment debt payments and (to the extent reported) any record of payment defaults, bankruptcy, repossession, suits or judgments.

Mortgaged properties that secure mortgage loans are generally appraised by qualified independent appraisers. Each appraisal includes a market data analysis based on recent sales of comparable homes in the area and, where deemed appropriate, replacement cost analysis based on the current cost of constructing a similar home. Except with respect to purchase money mortgage loans, independent appraisals are generally reviewed by the related originators before the loan is funded, and a drive-by review or appraisal is generally performed in connection with loan amounts over a certain predetermined dollar amount established for each state or when property data is unavailable. With respect to purchase money mortgage loans, an independent appraisal may or may not be reviewed by the originator.

The General Underwriting Guidelines are less stringent than the standards generally acceptable to Fannie Mae and Freddie Mac. Mortgagors who qualify under the General Underwriting Guidelines generally have payment histories and debt ratios that would not satisfy Fannie Mae and Freddie Mac underwriting guidelines and may have a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. The General Underwriting Guidelines establish the maximum permitted loan-to-value ratio for each loan type based upon these and other risk factors. Because such General Underwriting Guidelines do not conform to Fannie Mae or Freddie Mac guidelines, the mortgage loans are likely to experience higher rates of delinquency, foreclosure and bankruptcy than if they had been underwritten to a higher standard. See “Risk Factors—Risks Related to Higher Expected Delinquencies of the Mortgage Loans” herein.

In general, a substantial majority of the mortgage loans were originated consistent with and generally conform to “Full Documentation,”“Limited Documentation,” or “Stated Income Documentation” residential loan programs. Under each of such programs, the related originator generally reviews the applicant’s source of income, calculates the amount of income from sources indicated on the loan application or similar documentation, reviews the credit history of the applicant, calculates the debt-to-income ratio to determine the applicant’s ability to repay the loan, and reviews the type and use of the property being financed. The General Underwriting Guidelines require that mortgage loans be underwritten according to a standardized procedure that complies with applicable federal and state laws and regulations and requires the originator’s underwriters to be satisfied that the value of the property being financed, as indicated by an appraisal and a review of the appraisal, supports the outstanding loan balance. The General Underwriting Guidelines permit two to four family loans to have loan-to-value ratios at origination of generally up to 90% (or, in certain cases, 100%), depending on, among other things, the loan documentation program, the purpose of the mortgage loan, the mortgagor’s credit history, and repayment ability, as well as the type and use of the property. With respect to mortgage loans secured by mortgaged properties acquired by a mortgagor under a “lease option purchase,” the loan-to-value ratio of the related mortgage loan is generally based on the appraised value at the time of origination of such mortgage loan.

Certain of the mortgage loans were originated under “No Documentation” programs pursuant to which no information was obtained regarding the borrower’s income or employment and there was no verification of the borrower’s assets.

Under the Full Documentation programs, applicants generally are required to submit two written forms of verification of stable income for 12 to 24 months, depending on the particular originator and its guidelines. Under the Limited Documentation programs, generally one such form of verification is required for six or 12 months, depending upon the practices of the applicable originator. Under the Stated Income Documentation programs, generally an applicant may be qualified based upon monthly income as stated on the mortgage loan application if the applicant meets certain criteria. All the foregoing programs typically require that with respect to each applicant, there be a telephone verification of the applicant’s employment. Verification of the source of funds (if any) required to be deposited by the applicant into escrow in the case of a purchase money loan is generally required under the Full Documentation program guidelines, except, with respect to certain originators, in the case of mortgage loans with loan-to-value ratios below a specified level. Generally, no such verification is required under the other programs.

Under the General Underwriting Guidelines, various risk categories are used to grade the likelihood that the mortgagor will satisfy the repayment conditions of the mortgage loan. These categories establish the maximum permitted loan-to-value ratio and loan amount, given the occupancy status of the mortgaged property and the mortgagor’s credit history and debt ratio. In general, higher credit risk mortgage loans are graded in categories that permit higher debt ratios and more (or more recent) major derogatory credit items such as outstanding judgments or prior bankruptcies; however, the Underwriting Guidelines establish lower maximum loan-to-value ratios and maximum loan amounts for loans graded in such categories.

A substantial portion of the mortgage loans were classified by the related originators in relatively low (i.e., relatively higher risk) credit categories. The incidence of delinquency, default and bankruptcy with respect to such mortgage loans is expected to be greater than if such mortgage loans had been classified in relatively higher categories.

The Master Servicer

Aurora is a wholly owned subsidiary of Lehman Brothers Bank, FSB, engaged principally in the business of (i) originating, purchasing and selling residential mortgage loans in its own name and through its affiliates, (ii) servicing residential mortgage loans for its own account, (iii) master servicing residential mortgage loans for the account of its affiliates and (iv) servicing and subservicing residential mortgage loans for the account of its affiliates and others.

Aurora’s executive offices and centralized real estate master servicing facility are located at 327 Inverness Drive South, Englewood, Colorado 80112, and its centralized real estate loan servicing facility is located at 601 Fifth Avenue, Scottsbluff, Nebraska 69361. Aurora has been approved to service mortgage loans for Ginnie Mae, Fannie Mae and Freddie Mac.

As of September 30, 2005, Aurora’s total loan servicing and subservicing portfolio included loans with total outstanding principal balance of approximately $78.47 billion, of which the substantial majority are subserviced for Lehman Brothers Holdings Inc. and Lehman Brothers Bank, FSB. The following table sets forth certain information regarding the delinquency and foreclosure experience of Aurora with respect to mortgage loans other than mortgage loans guaranteed by the FHA or VA. The indicated periods of delinquency are based on the number of days past due on a contractual basis.

Delinquencies and Foreclosures
(Dollars in Millions)

	As of December 31,				As of September 30,
	2001	2002	2003	2004	2005
Total balance of mortgage loans serviced	$10,490	$21,196	$43,455	$52,715	$77,581

Percentage of mortgage loans delinquent
by period of delinquency(1)(2)(3)
30 to 59 days	3.43%	3.37%	1.87%	1.16%	1.34%
60 to 89 days	1.33%	1.28%	0.43%	0.27%	0.27%
90 days or more	1.23%	2.36%	0.51%	0.43%	0.27%
Total percentage of mortgage loans
delinquent(1)(2)(3)	5.99%	7.01%	2.81%	1.86%	1.88%
In foreclosure (excluding bankruptcies)(1)(2)	0.91%	0.75%	1.24%	0.76%	0.52%
In bankruptcy(2)	0.67%	0.54%	0.38%	0.31%	0.30%
Total(2)(4)	7.57%	8.30%	4.43%	2.93%	2.70%
______________________
(1)	Total portfolio and delinquency information is for conventional loans and subprime loans only, excluding bankruptcies.
(2)
For the periods ended December 31, 2001 and 2002, the percentages are based on the average principal balances of the mortgage loans. For all subsequent periods, the percentages are based on the actual principal balance of each mortgage loan.

(3)
The MBS method for conventional loans and the ABS method for subprime loans are used in calculation of delinquency percentage. Under the MBS methodology, a loan is considered delinquent if any payment is past due one or more days. In contrast, under the ABS methodology, a loan is considered delinquent if any payment is past due 30 days or more. The period of delinquency is based upon the number of days that payments are contractually past due (assuming 30-day months). Consequently, under the ABS methodology, a loan due on the first day of a month is not 30 days delinquent until the first day of the next month.

(4)	Actual percentages are utilized in generating this table but due to rounding may not correspond exactly with total percentages.

The above delinquency and foreclosure statistics represent the recent experience of Aurora. The loans in Aurora’s servicing portfolio may differ significantly from the mortgage loans in any trust. The actual loss and delinquency experience on the mortgage loans will depend, among other things, on the value of the mortgaged properties securing such mortgage loans and the ability of borrowers to make required payments. There can be no assurance, and no representation is made, that the delinquency with respect to the mortgage loans will be similar to that reflected in the tables above, nor is any representation made as to the rate at which losses may be experienced on liquidation of defaulted mortgage loans.

The likelihood that borrowers will become delinquent in the payment of their mortgage loans and the rate of any subsequent foreclosures may be affected by a number of factors related to borrowers’ personal circumstances, including, for example, unemployment or change in employment (or in the case of self-employed borrowers or borrowers relying on commission income, fluctuations in income), marital separation and a borrower’s equity in the related mortgaged property. In addition, delinquency and foreclosure experience may be sensitive to adverse economic conditions, either nationally or regionally, may exhibit seasonal variations and may be influenced by the level of interest rates and servicing decisions on the applicable mortgage loans. Regional economic conditions (including declining real estate values) may particularly affect delinquency and foreclosure experience on mortgage loans to the extent that mortgaged properties are concentrated in certain geographic areas.

As master servicer, Aurora will monitor the performance of the servicers of the mortgage loans in accordance with the provisions of the underlying servicing agreements and the related trust agreement. Aurora will not, however, be ultimately responsible for the servicing of the mortgage loans (other than those mortgage loans for which Aurora also acts in the capacity of a servicer), except to the extent described under “Mortgage Loan Servicing” below.

Administration of the Trust Fund

  Servicing and Administrative Responsibilities

The servicers, the master servicer, the trustee and the custodians will have the following responsibilities with respect to the trust fund:

Party:	Responsibilities:
Servicers

Performing the servicing functions with respect to the mortgage loans and the related mortgaged properties in accordance with the provisions of the related servicing agreements, including, but not limited to:

  collecting monthly remittances of principal and interest on the mortgage loans from the related borrowers, depositing such amounts in the related servicing account, and delivering all amounts on deposit in the servicing accounts to the master servicer for deposit in the collection account on the related servicer remittance date;

  collecting amounts in respect of taxes and insurance from the related borrowers, depositing such amounts in the related escrow account, and paying such amounts to the related taxing authorities and insurance providers, as applicable;

making advances with respect to delinquent payments of principal and interest on the mortgage loans, to the extent such servicer believes such advances will be recoverable;

  paying, as servicing advances, customary costs and expenses incurred in the performance by the related servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the mortgaged property, (b) taxes, assessments and other charges which are or may become a lien upon the mortgaged property or (c) borrower-paid primary mortgage insurance policy premiums and fire and hazard insurance coverage, to the extent not paid by the borrower;

Party:	Responsibilities:

providing monthly loan-level reports to the master servicer;
maintaining certain insurance policies relating to the mortgage loans; and
enforcement of foreclosure proceedings.
Master Servicer	Performing the master servicing functions in accordance with the provisions of the applicable trust agreement and the servicing agreements, including but not limited to:
monitoring each servicer’s performance and enforcing each servicer’s obligations under the related servicing agreement;

  collecting monthly remittances from each servicer for deposit in the collection account on the related servicer’s remittance date and delivering all amounts on deposit in the collection account to the trustee for deposit in the certificate account on the master servicer remittance date;

gathering the monthly loan-level reports delivered by each servicer and providing a comprehensive loan-level report to the trustee with respect to the mortgage loans;
upon the termination of a servicer, appointing a successor servicer, and until a successor servicer is appointed, acting as successor servicer; and
upon the failure of a servicer to make advances with respect to a mortgage loan, making those advances to the extent provided in the related trust agreement.
Trustee	Performing the trustee functions in accordance with the provisions of the related trust agreement, including but not limited to:

  receiving monthly remittances from the master servicer for deposit in the certificate account and distributing all amounts on deposit in the certificate account to the certificateholders in accordance with the priorities described in such trust agreement;

preparing and distributing annual investor reports necessary to enable certificateholders to prepare their tax returns;
preparing and distributing the monthly distribution date statement to certificateholders based on information received from the master servicer and any swap counterparty;
exercising remedies upon an event of default where a responsible officer of the trustee has actual knowledge of the default and is instructed by certificateholder to enforce such remedies; and
until a successor master servicer is appointed, acting as successor master servicer in the event the master servicer resigns or is removed by the trustee.

Party:	Responsibilities:

Custodians	Performing the custodial functions in accordance with the provisions of the custodial agreements, including but not limited to:
holding and maintaining the mortgage loan documents related to the mortgage loans in a fireproof facility intended for the safekeeping of mortgage loan files on behalf of the trustee.

Mortgage Loan Servicing

General

The servicers will have primary responsibility for servicing the mortgage loans including, but not limited to, all collection, advancing and loan level reporting obligations, maintenance of custodial and escrow accounts, maintenance of insurance and enforcement of foreclosure proceedings with respect to the mortgage loans and the mortgaged properties in accordance with the provisions of the servicing agreements. Option One, JPMorgan and Wells Fargo will be the primary servicers for a substantial majority of the mortgage loans. Mortgage loans initially serviced by Option One maybe transferred within 30 or 60 days to either or both of JPMorgan and Wells Fargo.

Under each servicing agreement, the master servicer has the authority to terminate the related servicer for certain events of default which indicate that either the servicer is not performing, or is unable to perform, its duties and obligations under the servicing agreement. If the master servicer terminates a servicer, the master servicer will be required to appoint a successor servicer as provided in the related trust agreement. Notwithstanding anything to the contrary in the prospectus, the master servicer will not be ultimately responsible for the performance of the servicing activities by a servicer.

Any successor servicer must be qualified to service mortgage loans for Freddie Mac or Fannie Mae and must have a net worth of not less than $25,000,000.

The delinquency and loan loss data set forth below represents the historical experience of Option One’s, JPMorgan’s and Wells Fargo’s specified servicing portfolio for the periods indicated. The actual delinquency and loss experience of any mortgage pools or any portion thereof, will be affected by a number of factors, including but not limited to the borrowers’ personal circumstances, including, for example, unemployment or change in employment (or in the case of self-employed borrowers or borrowers relying on commission income, fluctuations in income), marital separation and a borrower’s equity in the related mortgaged property. In addition, delinquency and foreclosure experience may be sensitive to adverse economic conditions, either nationally or regionally, may exhibit seasonal variations and may be influenced by the level of interest rates and servicing decisions on the applicable mortgage loans. Regional economic conditions (including declining real estate values) may particularly affect delinquency and foreclosure experience on mortgage loans to the extent that mortgaged properties are concentrated in certain geographic areas. In addition, the servicing portfolios described below may include mortgage loans that have not been outstanding long enough to have “seasoned” to a point where delinquencies would be fully reflected. In the absence of substantial continuous additions of recently originated mortgage loans to an unseasoned portfolio, it is possible that the delinquency and foreclosure percentages experienced could be significantly higher than that indicated in the tables below. Accordingly, there can be no assurance and no representation is made by any of Option One, JPMorgan or Wells Fargo that the delinquency and loss experience of the mortgage pool or mortgage pools will be similar to that of their respective servicing portfolios, nor is any representation made as to the rate at which losses may be experienced on liquidation of defaulted mortgage loans in the mortgage pools.

Option One Mortgage Corporation

Option One was incorporated in 1992, commenced receiving applications for mortgage loans under its regular lending program in February 1993 and began funding such mortgage loans indirectly in the same month. The principal business of Option One is the origination, sale and servicing of non-conforming mortgage loans.

Option One is a wholly-owned subsidiary of Block Financial, which is in turn a wholly owned subsidiary of H&R Block, Inc. (“H&R Block”).

The following tables set forth, at or for the years ended December 31, 2002, December 31, 2003 and December  31, 2004 and at or for the nine months ended September 30, 2005, certain information relating to the delinquency experience (including imminent foreclosures, foreclosures in progress and bankruptcies) of one- to four-family residential mortgage loans included in Option One’s entire servicing portfolio (which portfolio includes mortgage loans originated under Option One’s underwriting guidelines and mortgage loans that are subserviced for others) at the end of the indicated periods. The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until it has not been paid by the next scheduled due date.

Option One
Delinquencies and Foreclosures
(Dollars in Thousands)

	At December 31, 2002				At December 31, 2003
	By No. of Loans	By Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount	By No. of Loans	By Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount
Total Portfolio	226,286	$28,070,873	N/A	N/A	301,778	$41,364,855	N/A	N/A
Period of Delinquency:
30-59 Days	4,536	$494,896	2.00%	1.76%	5,207	$604,945	1.73%	1.46%
60-89 Days	2,345	$249,011	1.04%	0.89%	2,564	$293,412	0.85%	0.71%
90 Days or More	14,075	$1,371,377	6.22%	4.89%	15,387	$1,597,177	5.10%	3.86%
Total Delinquent Loans	20,956	$2,115,285	9.26%	7.54%	23,158	$2,495,534	7.68%	6.03%
Loans in Foreclosure*	10,491	$1,059,786	4.64%	3.78%	10,764	$1,161,361	3.57%	2.81%

	At December 31, 2004				At September 30, 2005
	By No. of Loans	By Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount	By No. of Loans	By Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount
Total Portfolio	386,770	$59,156,057	N/A	N/A	481,918	$78,155,139	N/A	N/A
Period of Delinquency:
30-59 Days	6,495	$819,245	1.68%	1.38%	8,151	$1,078,213	1.69%	1.38%
60-89 Days	2,989	$359,917	0.77%	0.61%	3,509	$446,887	0.73%	0.57%
90 Days or More	15,940	$1,722,996	4.12%	2.91%	16,352	$1,838,816	3.39%	2.35%
Total Delinquent Loans	25,424	$2,902,158	6.57%	4.91%	28,012	$3,363,916	5.81%	4.30%
Loans in Foreclosure*	9,361	$1,044,624	2.42%	1.77%	9,826	$1,123,861	2.04%	1.44%

__________________
*	Loans in foreclosure are also included under the heading “Total Delinquent Loans.”

Option One

Total Real Estate Owned
(Dollars in Thousands)

	At December 31, 2002		At December 31, 2003		At December 31, 2004		At September 30, 2005
	By No. of Loans	By Dollar Amount	By No. of Loans	By Dollar Amount	By No. of Loans	By Dollar Amount	By No. of Loans	By Dollar Amount
Total Portfolio	226,286	$28,070,873	301,778	$41,364,855	386,770	$59,156,057	481,918	$78,155,139
Foreclosed Loans(1)	3,461	$282,689	3,361	$293,629	2,536	$225,362	3,344	$305,761
Foreclosure Ratio(2)	1.53%	1.01%	1.11%	0.71%	0.66%	0.38%	0.69%	0.39%
__________________
(1)
For the purpose of these tables, Foreclosed Loans means the principal balance of mortgage loans secured by mortgage properties the title to which has been acquired by Option One, by investors or by an insurer following foreclosure or delivery of a deed in lieu of foreclosure.

(2)
The Foreclosure Ratio is equal to the aggregate principal balance or number of Foreclosed Loans divided by the aggregate principal balance, or number, as applicable, of mortgage loans in the Total Portfolio at the end of the indicated period.

Option One
Loan Loss Experience
(Dollars in Thousands)

	At or For the Year Ended December 31, 2002	At or For the Year Ended December 31, 2003	At or For the Year Ended December 31, 2004	At or For the Nine Months Ended September 30, 2005
Total Portfolio(1)	$28,070,873	$41,364,855	$59,156,057	$78,155,139
Net Losses(2)(3)	$167,449	$238,678	$239,092	$121,992
Net Losses as a Percentage of Total Portfolio(4)	0.60%	0.58%	0.40%	0.21%
__________________
(1)	“Total Portfolio” on the date stated above is the aggregate of the principal balances of the mortgage loans outstanding on the last day of the period.
(2)
“Net Losses” means “Gross Losses” minus “Recoveries.”“Gross Losses” are actual losses incurred on liquidated properties for each respective period. Losses are calculated after repayment of all principal, foreclosure costs, servicing fees and accrued interest to the date of liquidation. “Recoveries” are recoveries from liquidation proceeds, deficiency judgments and MI proceeds.

(3)
“Net Losses” are computed on a loan-by-loan basis and are reported with respect to the period in which the loan is liquidated. If additional costs are incurred or recoveries are received after the end of the period, the amounts are adjusted with respect to the period in which the related loan was liquidated. Accordingly, the Net Losses reported in the table may change in future periods. The information in this table reflects loan liquidations through September 2005 and claims, refunds or the collection of MI proceeds related to such liquidations through October 2005.

(4)
For September  30, 2005, “Net Losses as a Percentage of Total Portfolio” was annualized by multiplying Net Losses by 1.333 before calculating the percentage of “Net Losses as a Percentage of Total Portfolio.”

JPMorgan Chase Bank, National Association

JPMorgan is a wholly-owned bank subsidiary of JPMorgan Chase & Co., a Delaware corporation whose principal office is located in New York, New York. JPMorgan is a commercial bank offering a wide range of banking services to its customers both domestically and internationally. It is chartered, and its business is subject to examination and regulation, by the Office of the Comptroller of the Currency. JPMorgan’s main office is located in Columbus, Ohio. It is a member of the Federal Reserve System and its deposits are insured by the Federal Deposit Insurance Corporation.

Prior to January 1, 2005, JPMorgan formed Chase Home Finance LLC (“CHF”), a wholly-owned, limited liability company. Prior to January 1, 2005, Chase Manhattan Mortgage Corporation (“CMMC”) was engaged in the mortgage origination and servicing businesses. On January 1, 2005, CMMC merged with and into CHF with CHF as the surviving entity. JPMorgan will be the servicer of all originations and servicing rights purchases occurring on or after January 1, 2005 and will engage CHF as its subservicer. CHF is engaged in the business of servicing mortgage loans and will continue to directly service its servicing portfolio existing prior to January 1, 2005.

In its capacity as a servicer, JPMorgan will be responsible for servicing the Mortgage Loans in accordance with the terms set forth in its servicing agreement. JPMorgan may perform any or all of its obligations under its servicing agreement through one or more subservicers. JPMorgan has engaged CHF as its subservicer to perform loan servicing activities for the Mortgage Loans on its behalf. JPMorgan will remain liable for its servicing duties and obligations under its servicing agreement as if JPMorgan alone were servicing the Mortgage Loans.

Chase Home Finance LLC. Due to the recent restructuring of its mortgage operations JPMorgan does not have meaningful historical servicing data. As a result and due to JPMorgan’s engagement of CHF as its subservicer, CHF is providing below historical delinquency, foreclosure and loan loss data for its portfolio of fixed rate and adjustable rate subprime mortgage loans which were originated or purchased by CHF and subsequently securitized in asset-backed transactions (the “CHF Subprime Securitized Servicing Portfolio”). The CHF Subprime Securitized Servicing Portfolio represents only a portion of the total servicing portfolio of CHF and many of the mortgage loans in the CHF Subprime Securitized Servicing Portfolio have not been outstanding long enough to experience the level of delinquencies, foreclosures and loan losses which might be expected to occur on a larger, more seasoned portfolio of mortgage loans which were underwritten, originated and serviced in a manner similar to the mortgage loans in the CHF Subprime Securitized Servicing Portfolio. Because of the relatively small size and relative lack of seasoning of the CHF Subprime Securitized Servicing Portfolio, there can be no assurance that the delinquency, foreclosure and loan loss experience on the mortgage loans subserviced by CHF for JPMorgan in this transaction will correspond to the delinquency, foreclosure and loan loss experience shown in the tables below, and the actual delinquency, foreclosure and loan loss experience on the mortgage loans subserviced by CHF for JPMorgan in this transaction could be significantly worse. Moreover, any mortgage loans subserviced by CHF for JPMorgan in this transaction were acquired by the seller or the Bank from various originators and were not originated by CHF and as a result, the actual delinquency, loss and foreclosure experience on such mortgage loans could be significantly worse than the delinquency, foreclosure and loan loss experience shown in the tables below.

CHF Subprime Securitized Servicing Portfolio. The following tables contain information relating to the delinquency, loan loss and foreclosure experience with respect to the CHF Subprime Securitized Servicing Portfolio.

Delinquency and Foreclosure Experience of the
CHF Subprime Securitized Servicing Portfolio
(Dollars in Thousands)

	As of September 30,		As of December 31,
	2005		2004		2003		2002
	Number of Loans	Dollar Amount	Number of Loans	Dollar Amount	Number of Loans	Dollar Amount	Number of Loans	Dollar Amount
Portfolio	54,143	$6,440,312	75,898	$9,388,238	90,370	$11,146,244	73,597	$8,326,818
Delinquency
30-59 days	2.78%	2.28%	2.41%	1.83%	2.40%	1.83%	2.69%	2.28%
60-89 days	0.87%	0.71%	0.70%	0.54%	0.84%	0.66%	0.86%	0.72%
90 days or more	1.94%	1.40%	1.75%	1.31%	1.43%	1.15%	1.41%	1.21%
Total	5.59%	4.39%	4.86%	3.68%	4.67%	3.64%	4.96%	4.21%
Foreclosure rate	2.75%	2.34%	2.72%	2.20%	2.47%	2.06%	2.65%	2.48%
REO properties	407	N/A	504	N/A	532	N/A	480	N/A

The period of delinquency is based on the number of days payments are contractually past due. The delinquency statistics for the period exclude loans in foreclosure. The portfolio statistics set forth above exclude REO properties.

The foreclosure rate reflects the number of mortgage loans in foreclosure as a percentage of the total number of mortgage loans or the dollar amount of mortgage loans in foreclosure as a percentage of the total dollar amount of mortgage loans, as the case may be, as of the date indicated. REO properties are real estate owned properties which relate to foreclosed mortgages or properties for which deeds in lieu of foreclosure have been accepted, and held by CHF pending disposition.

Loan Loss Experience of the
CHF Subprime Securitized Servicing Portfolio
(Dollars in Thousands)

	Nine Months Ending September 30,	Year Ending December 31,
	2005	2004	2003	2002
Average amount outstanding	$7,688,139	$10,443,888	$9,642,035	$7,902,732
Net losses	$47,426	$73,858	$73,504	$43,458
Net losses as a percentage of average amount outstanding	0.62%	0.71%	0.76%	0.55%

The average amount outstanding during the period is the arithmetic average of the principal balances of the mortgage loans outstanding on the last business day of each month during the period. Net losses are amounts relating to mortgage loans which have been determined by CHF to be uncollectible, less amounts received by CHF as recoveries from liquidation proceeds and deficiency judgments.

There can be no assurance that the delinquency, foreclosure and loan loss experience on any mortgage loans subserviced by CHF for JPMorgan in this transaction will correspond to the delinquency, foreclosure and loan loss experience set forth in the tables above. Therefore, neither JPMorgan nor CHF can predict to what degree the actual delinquency, foreclosure and loan loss experience on the mortgage loans subserviced by CHF for JPMorgan in this transaction will correspond to the statistical information set forth above. Moreover, the mortgage loans subserviced by CHF for JPMorgan in this transaction were acquired by the seller or the Bank from various originators and not from CHF. Consequently, the delinquency, foreclosure and loan loss experience set forth in the tables above may not necessarily be material to a prospective investor’s decision to invest in the Certificates.

In general, during periods in which the residential real estate market is experiencing an overall decline in property values such that the principal balances of mortgage loans and any secondary financing on the related mortgaged properties become equal to or greater than the value of the related mortgaged properties, rates of delinquencies, foreclosure and losses could be significantly higher than might otherwise be the case. In addition, adverse economic conditions (which may affect real property values) may affect the timely payment by mortgagors of scheduled payments, and accordingly, the actual rates of delinquencies, foreclosures and losses with respect to the mortgage pool.

Collection Procedures. CHF employs a variety of collection techniques during the various stages of delinquency. The primary purpose of all collection efforts performed by CHF is to bring a delinquent mortgage loan current in as short a time as possible. Phone calls are used as the principal form of contacting a mortgagor. CHF utilizes a combination of predictive and preview dialer strategies to maximize the results of collection calling activity. Prior to initiating foreclosure proceedings, CHF makes every reasonable effort to determine the reason for the default; whether the delinquency is a temporary or permanent condition; and the mortgagor’s attitude toward the obligation. CHF will take action to foreclose a mortgage only once every reasonable effort to cure the default has been made and a projection of the ultimate gain or loss on REO sale is determined. In accordance with accepted servicing practices, foreclosures are processed within individual state guidelines and in accordance with the provisions of the mortgage and applicable state law.

Wells Fargo Bank, N.A.

Wells Fargo Bank, N.A. is an indirect, wholly owned subsidiary of Wells Fargo & Company. Wells Fargo is engaged in the business of (i) originating, purchasing and selling residential mortgage loans in its own name and through its affiliates and (ii) servicing residential mortgage loans for its own account and for the account of others. Wells Fargo is an approved servicer of Fannie Mae and Freddie Mac. Wells Fargo’s principal office for servicing functions is located at One Home Campus, Des Moines, Iowa 50328-0001.

The following table sets forth certain information regarding the delinquency, foreclosure and REO experience of Wells Fargo with respect to all subprime mortgage loans serviced by its residential mortgage lending division. There can be no assurance that the delinquency, foreclosure and REO experience set forth in the following table will be representative of the results that may be experienced with respect to the mortgage loans included in the trust.

Wells Fargo
Delinquency, Foreclosure and REO Experience on Subprime Portfolio(1)
(Dollar Amounts in Thousands)

	As of December 31, 2003		As of December 31, 2004		As of September 30, 2005
	By No. of Loans	By Dollar Amount Of Loans	By No. of Loans	By Dollar Amount Of Loans	By No. of Loans	By Dollar Amount Of Loans
Total Portfolio	94,737	$12,728,304	138,751	$19,841,648	176,001	$25,498,905
Period of Delinquency(2)
30 Days	3,648	$409,364	5,698	$652,694	8,649	$1,035,761
60 Days	1,007	$105,760	1,680	$188,234	2,532	$282,579
90 days or more	1,260	$121,418	1,555	$152,475	2,213	$221,650
Total Delinquent Loans	5,915	$636,542	8,933	$993,403	13,394	$1,539,991
Percent of Total Loans	6.24%	5.00%	6.44%	5.01%	7.61%	6.04%
Foreclosures(3)	1,747	$171,637	2,263	$244,115	2,387	$260,273
Foreclosure Ratio(4)	1.84%	1.35%	1.63%	1.23%	1.36%	1.02%
REO	973	$90,497	1,310	$115,584	1,370	$126,312
REO Ratio(5)	1.03%	0.71%	0.94%	0.58%	0.78%	0.50%
__________________
(1)
The reported levels of delinquencies, foreclosures and REO do not reflect the performance of a substantial number of non-performing assets which are regularly sold on a servicing-released basis from Wells Fargo’s portfolio.

(2)
The indicated periods of delinquency are based on the MBA method of calculating delinquency. The mortgage loan is considered delinquent for these purposes if the mortgage payment is not made by the last business day in the month in which it is due. A mortgage loan is no longer considered delinquent once foreclosure proceedings have commenced. The respective delinquency categories include delinquent mortgage loans for which the borrower is also in bankruptcy.

(3)	Includes loans in the applicable portfolio for which foreclosure proceedings had been instituted as of the dates indicated.
(4)	Foreclosure as a percentage of loan count or principal balance in the applicable portfolio at the end of each period.
(5)	REO as a percentage of loan count or principal balance in the applicable portfolio at the end of each period.

Servicing Accounts

Each servicer will establish and maintain a segregated servicing account in the name of the trustee into which each servicer will deposit payments on account of interest and principal for the related mortgage loans, less its servicing fee, as described under “Servicing of Loans—Deposits to and Withdrawal from the Collection Account” and “—Servicing Accounts” in the prospectus. On each servicer remittance date, each servicer will remit the amounts on deposit in its servicing account to the master servicer for deposit into the collection account, which is maintained by the master servicer. The servicers and the master servicer are entitled to reimburse themselves from the related servicing account or collection account, as applicable, for any advances made and expenses incurred. The servicing accounts and the collection account will consist solely of amounts relating to the mortgage loans, and amounts on deposit therein will not be commingled with any other funds not related to the trust fund.

Servicing Compensation and Payment of Expenses

Each servicer will be paid the applicable servicing fee for each mortgage loan serviced by it and any successor to a servicer will in all cases receive a fee in an amount equal to, but not greater than, the applicable servicing fee. As additional servicing compensation, each servicer is entitled to retain (i) all servicing related fees, including assumption fees, modification fees, ancillary servicing fees, extension fees, non-sufficient fund fees and late payment charges (other than prepayment premiums) to the extent collected from the borrower, (ii) any interest or other income earned on funds held in the servicing accounts and escrow accounts and other similar items described under each related servicing agreement and (iii) any prepayment interest excess to the extent not offset by prepayment interest shortfalls (in the case of Aurora or any other specified servicers, if applicable).

The servicing fees are subject to reduction as described below under “Prepayment Interest Shortfalls”. See “Servicing of Loans—Servicing Compensation and Payment of Expenses” in the prospectus for information regarding expenses payable by the master servicer and the servicers. The master servicer and the servicers will be entitled to reimbursement for certain expenses prior to distribution of any amounts to certificateholders.

Waiver or Modification of Mortgage Loan Terms

The servicers may waive, modify or vary any term of any mortgage loan or consent to the postponement of strict compliance with any term of any mortgage loan so long as that waiver, modification or postponement is not materially adverse to the trust fund; provided, however, that unless the servicer has received the prior written consent of the master servicer, the related servicer may not permit any modification for any mortgage loan that would change the mortgage rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding scheduled principal balance (except for actual payments of principal) or change the final maturity date on that mortgage loan. In the event of any such modification that permits the deferral of interest or principal payments on any mortgage loan, the related servicer must make an advance. However, the related servicer may not make or permit any modification, waiver or amendment of any term of any mortgage loan that would cause any REMIC created under the related trust agreement to fail to qualify as a REMIC or result in the imposition of any tax.

Prepayment Interest Shortfalls

When a borrower prepays a mortgage loan in full or in part between scheduled payment dates, the borrower pays interest on the amount prepaid only from the last scheduled payment date to the date of prepayment, with a resulting reduction in interest payable for the month during which the prepayment is made. Any prepayment interest shortfall is generally required to be paid by the applicable servicer, up to the total amount of servicing fees received on the mortgage loans serviced by it for the applicable distribution date, and in the case of Aurora or any other specified servicer such amount shall not be offset by prepayment interest excess. The master servicer is not required to fund any prepayment interest shortfall required to be funded but not funded by the servicers or a successor servicer as discussed herein.

Advances

Each servicer will generally be obligated to make advances to the extent that such advances, in its judgment, are reasonably recoverable from future payments and collections, insurance payments or proceeds of liquidation of the related mortgage loan. The master servicer will be obligated to make any required advance if the servicer fails in its obligation to do so, to the extent provided in the related trust agreement. The master servicer and each servicer, as applicable, will be entitled to recover any advances made by it with respect to a mortgage loan out of late payments thereon or out of related liquidation and insurance proceeds or, if those amounts are insufficient, from collections on other mortgage loans. Such reimbursements may result in realized losses.

The purpose of making these advances is to maintain a regular cash flow to the certificateholders, rather than to guarantee or insure against losses. No party will be required to make any advances with respect to reductions in the amount of the monthly payments on mortgage loans due to reductions made by a bankruptcy court in the amount of a scheduled payment owed by a borrower or a reduction of the applicable mortgage rate by application of the Servicemembers Civil Relief Act, as amended. No party which makes an advance is entitled to interest on those advances.

Primary Mortgage Insurance

The master servicer and each servicer will be required to take such action in servicing the mortgage loans as is necessary to keep the primary mortgage insurance policies in effect, and the servicers will be responsible for filing claims under such primary mortgage insurance policies on behalf of the trust fund.

Collection of Taxes, Assessments and Similar Items

The servicers will, to the extent required by the related loan documents, maintain escrow accounts for the collection of hazard insurance premiums and real estate taxes with respect to the mortgage loans, and will make advances with respect to delinquencies in required escrow payments by the related borrowers to the extent necessary to avoid the loss of a mortgaged property due to a tax sale or the foreclosure thereof as a result of a tax lien.

Insurance Coverage

The master servicer and the servicers are required to obtain and thereafter maintain in effect a bond, corporate guaranty or similar form of insurance coverage (which may provide blanket coverage), or any combination thereof, insuring against loss occasioned by the errors and omissions of their respective officers and employees.

Evidence as to Compliance

Each servicing agreement will provide that the related servicer will certify to the Depositor, the trustee and the master servicer that all information prepared by it and provided to the master servicer relating to the mortgage loans serviced by that servicer is accurate and complete in all material respects as of the last day of the period covered by that report and that generally the servicer is in compliance with its obligations to report to the master servicer and is in compliance with its obligations under the related servicing agreements. Each trust agreement will provide that each year the master servicer will certify to the trustee that for the prior calendar year, the master servicer has performed and fulfilled its duties, responsibilities and obligations under such trust agreement in all material respects throughout that year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to the master servicer and the nature and status thereof, and that the master servicer has received from each servicer an annual certificate of compliance and a copy of that servicer’s annual audit report, in each case to the extent required under the applicable servicing agreement, or, if any such certificate or report has not been received by the master servicer, the master servicer is using its best reasonable efforts to obtain such certificate or report.

Amendment of the Servicing Agreements

Each servicing agreement may generally be amended, without notice to or consent of the certificateholders, with the written consent of the master servicer, the seller, the related servicer and the trustee; provided that (1) except for amendment in connection with a servicing transfer or transfer of any servicing rights, the amendment will not be materially inconsistent with the provisions of the related servicing agreement and (2) the party requesting such amendment must, at its own expense, provide the trustee, the master servicer and the seller with an opinion of independent counsel that the amendment will not materially adversely affect the interest of the certificateholders. Any amendment pursuant to the preceding sentence will be deemed not to adversely affect in any material respect the interests of any certificateholder if the trustee receives written confirmation from each rating agency that the amendment will not cause such rating agency to reduce its then current ratings assigned to the certificates.

Custody of the Mortgage Files

The servicers will generally not have responsibility for custody of the mortgage loan documents. These documents are generally required to be delivered to the applicable custodian. Each custodian will hold the mortgage loan documents on behalf of the trustee pursuant to a custodial agreement between the applicable custodian and the trustee. The mortgage loan documents related to a mortgage loan will be held together in an individual file separate from other mortgage loan files held by that custodian. Each custodian will maintain the mortgage loan documents in a fireproof facility intended for the safekeeping of mortgage loan files. The seller will pay the fees of each custodian; however, if the seller does not pay the fees of a custodian, that custodian may be repaid its fees by the trustee from the trust fund.

The Credit Risk Manager

The trust fund may hire a credit risk manager that will monitor and make recommendations to the master servicer and the servicers regarding certain delinquent and defaulted mortgage loans, and will provide, on a monthly basis, certain reports to the trust fund, including, but not limited to, a loan-level loss and mitigation analysis, primary mortgage insurance claims analysis and a prepayment premium analysis. Certificateholders will be able to review the current report on or about the fifteenth calendar day of the month following each distribution date. Such reports will also be included in the trust fund’s filings with the SEC under the Securities Exchange Act of 1934. The credit risk manager will rely on mortgage loan data that is provided to it by the servicers in performing its advisory, monitoring and reporting functions.

The credit risk manager will be entitled to receive the credit risk manager’s fee which will be paid by the trust fund until the termination of the trust fund or until its removal by a vote of at least 66⅔% of the certificateholders.

Special Servicer for Distressed Mortgage Loans

The seller, with the consent of the trustee and the master servicer, has the option under certain of the servicing agreements to transfer any mortgage loan which becomes a more than 90 days delinquent or for which the related servicer has accepted a deed in lieu of foreclosure for servicing by a special servicer selected by the seller. Any special servicing fee paid to a special servicer will not exceed the related servicing fee rate.

Pledge of Servicing Rights

The servicing agreements permit certain of the servicers to obtain financing by means of a pledge and assignment of their rights to reimbursement for outstanding advances and other rights under the related servicing agreement to one or more lenders. To the extent provided under any such financing arrangement, upon default by the related servicer, the lender may appoint a successor servicer; provided such successor servicer meets all existing requirements for appointment of a successor servicer under the related servicing agreement and the related trust agreement.

The Trust Agreement

General

The certificates for each Series will be issued pursuant to a trust agreement. Reference is made to the prospectus for important information in addition to that set forth herein regarding the terms and conditions of the trust agreement and the certificates.

The certificates in certificated form will be transferable and exchangeable at the corporate trust office of the trustee.

Assignment of Mortgage Loans

The mortgage loans will be assigned by the depositor to the trustee, together with all principal and interest received with respect to such mortgage loans on and after the cut-off date (other than scheduled payments due on that date). The trustee will, concurrently with such assignment, authenticate and deliver the certificates. Each mortgage loan will be identified in a schedule appearing as an exhibit to the trust agreement which will specify with respect to each mortgage loan, among other things, the original principal balance and the scheduled principal balance as of the close of business on the cut-off date, the mortgage rate, the scheduled payment, the maturity date, the servicer and the custodian of the mortgage file, whether the mortgage loan is covered by a primary mortgage insurance policy and the applicable prepayment premium provisions, if any.

As to each mortgage loan, the following documents are generally required to be delivered to the related custodian on behalf of the trustee in accordance with the trust agreement: (1) the related original mortgage note endorsed without recourse to the trustee or in blank, (2) the original mortgage with evidence of recording indicated thereon (or, if such original recorded mortgage has not yet been returned by the recording office, a copy thereof certified to be a true and complete copy of such mortgage sent for recording), (3) an original assignment of the mortgage to the trustee or in blank in recordable form (except as described below), (4) the policies of title insurance issued with respect to each mortgage loan and (5) the originals of any assumption, modification, extension or guaranty agreements. With respect to certain servicers, it is expected that the mortgages or assignments of mortgage with respect to each mortgage loan will have been recorded in the name of an agent on behalf of the holder of the related mortgage note. In that case, no mortgage assignment in favor of the trustee will be required to be prepared, delivered or recorded. Instead, the related servicer will be required to take all actions as are necessary to cause the trustee to be shown as the owner of the related mortgage loan on the records of the agent for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by the agent.

Each transfer of the mortgage loans from the seller to the depositor and from the depositor to the trustee will be intended to be a sale of the mortgage loans and will be reflected as such in the sale and assignment agreement and the trust agreement, respectively. However, in the event of insolvency of either the seller or the depositor, a trustee in bankruptcy or a receiver or creditor of the insolvent party could attempt to recharacterize the sale of the mortgage loans by the insolvent party as a financing secured by a pledge of the mortgage loans. In the event that a court were to recharacterize the sale of the mortgage loans by either the seller or the depositor as a financing, each of the depositor, as transferee of the mortgage loans from the seller, and the trustee will have a security interest in the mortgage loans transferred to it. The trustee’s security interest will be perfected by delivery of the mortgage notes to the custodians on behalf of the trustee.

Representations and Warranties

The mortgage loans either (a) were purchased pursuant to various sale agreements by the seller or Lehman Brothers Bank (the “Bank”) directly from the various transferors or (b) are mortgage loans originated by a Lehman affiliate. Any mortgage loans purchased by the Bank from a transferor were subsequently assigned to the seller.

Pursuant to the terms of each sale agreement, each transferor has made to the seller, as direct purchaser or assignee, as of the sale date certain representations and warranties concerning the related mortgage loans that generally include representations and warranties similar to those summarized in the prospectus under the heading “Loan Underwriting Procedures and Standards—Representations and Warranties.” The seller’s rights under each sale agreement will be assigned by the seller to the depositor pursuant to the sale and assignment agreement and, in turn, assigned by the depositor to the trustee for the benefit of holders of the certificates pursuant to the trust agreement. With respect to any mortgage loans originated by a Lehman affiliate, the seller will make certain representations and warranties to the depositor in the sale and assignment agreement that generally include representations and warranties similar to those summarized in the prospectus under the heading “Loan Underwriting Procedures and Standards—Representations and Warranties” which will be, in turn, assigned by the depositor to the trustee for the benefit of certificateholders pursuant to the trust agreement. In addition, each transferor will have represented to the seller (and/or the seller will have represented to the depositor), that (1) each mortgage loan at the time it was made complied in all material respects with applicable local, state and federal laws, including but not limited to all applicable anti-predatory and anti-abusive lending laws and (2) none of the mortgage loans constitute “high-cost” or “high-risk” loans under applicable anti-predatory and anti-abusive lending laws. Within the period of time specified in the trust agreement following the discovery of a breach of any representation or warranty that materially and adversely affects the value of the mortgage loan, or receipt of notice of such breach, the applicable transferor or the seller will be obligated either to (1) cure such breach, (2) repurchase the affected mortgage loan from the trust fund for a price equal to the unpaid principal balance thereof plus accrued interest thereon plus any costs and damages incurred by the trust fund in connection with any violation of any anti-predatory or anti-abusive lending laws or (3) in the circumstances described in the prospectus under “The Agreements—Repurchase and Substitution of Non-Conforming Loans,” substitute a qualifying substitute mortgage loan.

Certain Matters Under the Trust Agreement

Duties of the Trustee. The trustee will serve as paying agent and certificate registrar.

The trustee will be required to perform only those duties specifically required of it under the trust agreement unless an event of default has occurred, in which case the trustee may take such additional actions as described below under “—Events of Default under the Trust Agreement.” Upon receipt of the various certificates, statements, reports or other instruments required to be furnished to it, the trustee will be required to examine them to determine whether they are in the form required by the trust agreement; however, the trustee will not be responsible for the accuracy or content of any documents furnished to the trustee by any other party.

The trustee will not have any liability arising out of or in connection with the trust agreement, except that the trustee may be held liable for its own negligent action or failure to act, or for its own willful misconduct; provided, however, that the trustee will not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the certificateholders in an event of default, and the trustee will not be deemed to have notice of any event of default unless an officer of the trustee has actual knowledge of the event of default or written notice of an event of default is received by the trustee at its corporate trust office. See “—Events of Default under the Trust Agreement” below. The trustee is not required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the trust agreement, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of those funds or adequate indemnity against risk or liability is not reasonably assured to it.

The trustee will have no duties under the trust agreement with respect to any claim or notice it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any mortgage loan under the trust agreement; however, the trustee will remit to the master servicer any claim or notice it may receive which is delivered to the corporate trust office and which contains information sufficient to permit the trustee to make a determination that the real property to which such document relates is a mortgaged property. None of the provisions in the trust agreement shall in any event require the trustee to perform, or be responsible for the manner of performance of, any of the obligations of the master servicer. The trustee will not be responsible for any act or omission of the master servicer, the depositor or any other party.

The trustee will not be responsible for (a) any recording or filing of any agreement or of any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing which may have been made, or the validity, priority, perfection or sufficiency of the security for the certificates, (b) the payment of any insurance related to the certificates or the Mortgage Loans or (c) the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the trust fund, other than from funds available in any trust account.

Events of Default Under the Trust Agreement. An event of default under the trust agreement will generally consist of:

• any failure by the master servicer to furnish to the trustee the mortgage loan data sufficient to prepare the reports to certificateholders that continues unremedied for two business days after the giving of written notice of the failure to the master servicer by the trustee, or to the master servicer and the trustee by the holders of certificates evidencing not less than 25% of the class principal amount (or percentage interest) of each class of certificates affected thereby;

• after receipt of notice from the trustee, any failure of the master servicer to remit to the trustee any payment required to be made to the trustee for the benefit of certificateholders under the trust agreement, including any advance, on the date specified in the trust agreement, which failure continues unremedied for a period of one business day after the date upon which notice of such failure shall have been given to the master servicer by the trustee;

• any failure by the master servicer duly to observe or perform in any material respect any other of its covenants or agreements in the trust agreement that continues unremedied for the number of days specified in the trust agreement, or if any representation or warranty of the master servicer shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within the number of days specified in the trust agreement, in either case after the giving of written notice of the failure to the master servicer by the trustee, or to the master servicer and the trustee by the holders of certificates evidencing not less than 50% of the class principal amount (or percentage interest) of each class of certificates affected thereby;

• certain events in insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by the master servicer indicating its insolvency, reorganization or inability to pay its obligations, or any rating agency reducing or withdrawing or threatening to reduce or withdraw the rating of the certificates because of the financial condition or loan servicing capability of the master servicer;

• a sale or pledge of any of the rights of the master servicer under the trust agreement or an assignment or a delegation of the rights or duties of the master servicer under the trust agreement shall have occurred in any manner which is not permitted under the trust agreement and is without the prior written consent of the trustee and certificateholders evidencing not less than 50% of the class principal amount (or percentage interest) of each class of certificates affected thereby; or

• if the master servicer has notice or knows that any servicer at any time is not either a Fannie Mae- or Freddie Mac-approved seller/servicer, and the master servicer has not terminated the rights and obligations of that servicer under the applicable servicing agreement and replaced such servicer with a Fannie Mae- or Freddie Mac-approved servicer within 60 days of the date the master servicer receives that notice or acquires such knowledge.

So long as an event of default remains unremedied under the trust agreement, the trustee may terminate the master servicer, whereupon the trustee, unless a successor master servicer is appointed, will succeed to all responsibilities, duties and liabilities of the master servicer under the trust agreement and will be entitled to reasonable compensation, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in the trust agreement. In the event that the trustee is unwilling or unable so to act, it may select, or petition a court of competent jurisdiction to appoint, a housing and home finance institution, bank or mortgage servicing institution with a net worth of at least $15,000,000 to act as successor master servicer.

During the continuance of an event of default under the trust agreement, the trustee will have the right to take action to enforce its rights and remedies and to protect and enforce the rights and remedies of the certificateholders, and certificateholders evidencing not less than 25% of the class principal amount (or percentage interest) of each class of certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred upon the trustee. However, the trustee will not be under any obligation to pursue any remedy or to exercise any of the trusts or powers unless the certificateholders have offered the trustee reasonable security or indemnity against the cost, expenses and liabilities that may be incurred by the trustee. Also, the trustee may decline to follow the direction if the trustee determines that the action or proceeding so directed may not lawfully be taken or would involve it in personal liability or be unjustly prejudicial to the non-assenting certificateholders.

No certificateholder, solely by virtue of that holder’s status as a certificateholder, will have any right under the trust agreement to institute any proceeding with respect to the trust agreement, unless that certificateholder previously has given to the trustee written notice of default and unless the holders of certificates evidencing not less than 25% of the class principal amount (or percentage interest) of each class of certificates affected thereby have made a written request upon the trustee to institute a proceeding in its own name as trustee thereunder, and have offered to the trustee reasonable indemnity, and the trustee for the number of days specified in the trust agreement has neglected or refused to institute such a proceeding.

Expenses and Indemnities of the Trustee. The trustee will be entitled to reimbursement of all reasonable expenses, disbursements and advances incurred or made by the trustee in accordance with the trust agreement, except for expenses, disbursements and advances incurred by the trustee in the routine administration of its duties under the trust agreement and except for any expenses arising from its negligence, bad faith or willful misconduct. The trustee will also be entitled to indemnification from the trust fund for any loss, liability or expense incurred, arising out of, or in connection with, the acceptance or administration of the trusts created under the trust agreement or in connection with the performance of its duties under the trust agreement, the sale and assignment agreement, any sale agreement, any servicing agreement or any custodial agreement, including the costs and expenses of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under the trust agreement.

Resignation of Trustee. The trustee may, upon written notice to the depositor and the master servicer, resign at any time, in which event the depositor will appoint a successor trustee. If no successor trustee has been appointed and has accepted the appointment within 30 days after the trustee’s notice of resignation, the resigning trustee may petition any court of competent jurisdiction for appointment of a successor trustee.

The trustee may be removed at any time by the depositor if (a) the trustee ceases to be eligible to continue to act as trustee under the trust agreement, (b) the trustee becomes incapable of acting, or is adjudged bankrupt or insolvent, or a receiver of the trustee is appointed, (c) a tax is imposed or threatened with respect to the trust fund by any state in which the trustee or the trust fund held by the trustee is located or (d) the continued use of the trustee would result in a downgrading of the rating by any rating agency of any class of certificates. In addition, the trustee may be removed at any time by holders of more than 50% of the class principal amount (or percentage interest) of each class of certificates upon 30 days’ written notice to the trustee.

Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee, whereupon the predecessor trustee will mail notice of the succession of the successor trustee to all certificateholders; the expenses of the mailing are to be borne by the predecessor trustee. The predecessor trustee will be required to assign to the successor trustee its interest under all mortgage loan files, and will be required to assign and pay over to the successor trustee the entire trust fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect that transfer. In addition, the master servicer and the predecessor trustee will be required to execute and deliver such other instruments and do such other things as may reasonably be required to vest in the successor trustee all such rights, powers, duties and obligations.

Amendment of the Trust Agreement. The trust agreement may be amended by the parties to the trust agreement, without notice to or consent of the certificateholders:

(1) to cure any ambiguity;

(2) to conform to the provisions of the prospectus supplement and prospectus, to correct any defective provisions or to supplement any provision;

(3) to add any other provisions with respect to matters or questions arising under the trust agreement; or

(4) to comply with any requirements imposed by the Internal Revenue Code;

provided that (a) no such amendment may adversely affect the status of any REMIC and (b) any amendment under clause (3) above must not adversely affect in any material respect the interests of any certificateholders. Any amendment pursuant to clause (3) of the preceding sentence will be deemed not to adversely affect in any material respect the interests of any certificateholder if the trustee receives written confirmation from each rating agency that the amendment will not cause such rating agency to reduce its then current ratings assigned to the certificates.

The trust agreement may also be amended by the parties to the trust agreement with the consent of the certificateholders of not less than 66⅔% of the class principal amount (or percentage interest) of each class of certificates affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the trust agreement or modifying in any manner the rights of certificateholders; provided however, that no amendment may reduce the amount or delay the timing of payments on any certificate without the consent of the holder of such certificate, or reduce the percentage required to consent to the amendment, without the consent of certificateholders of 100% of the class principal amount (or percentage interest) of each class of certificates affected by the amendment.

Yield, Prepayment and Weighted Average Life

General

The yields to maturity (or to early termination) of the certificates will be affected by the rate of principal payments (including prepayments, which may include amounts received by virtue of purchase, condemnation, insurance or foreclosure) on the related mortgage loans and the application of excess interest to retire the class principal amounts of the certificates. Yields will also be affected by the extent to which mortgage loans bearing higher mortgage rates prepay at a more rapid rate than mortgage loans with lower mortgage rates, the amount and timing of borrower delinquencies and defaults resulting in realized losses, the purchase price for the certificates and other factors.

Principal prepayments may be influenced by a variety of economic, geographic, demographic, social, tax, legal and other factors, including the credit quality of the mortgage loans. In general, if prevailing interest rates fall below the interest rates on the mortgage loans, the mortgage loans are likely to be subject to higher prepayments than if prevailing rates remain at or above the interest rates on the mortgage loans. Conversely, if prevailing interest rates rise above the interest rates on the mortgage loans, the rate of prepayment would be expected to decrease. Other factors affecting prepayment of the mortgage loans include such factors as changes in borrowers’ housing needs, job transfers, unemployment, borrowers’ net equity in the mortgaged properties, changes in the values of mortgaged properties, mortgage market interest rates and servicing decisions. The mortgage loans generally have due-on-sale clauses.

In addition, the rate of principal prepayments may also be influenced by programs offered by mortgage loan originators, servicers and brokers (including the servicers and their affiliates). In particular, the seller and its affiliates (including Aurora) may solicit borrowers using general and targeted solicitations (which may be based on mortgage loan characteristics including, but not limited to, interest rate, payment history or geographic location) and solicitations to borrowers whom the seller or its affiliates believe may be considering refinancing their mortgage loans.

The rate of principal payments on the mortgage loans will also be affected by the amortization schedules of the mortgage loans, the rate and timing of prepayments thereon by the borrowers, liquidations of defaulted mortgage loans and repurchases of mortgage loans due to certain breaches of representations and warranties or defective documentation. The timing of changes in the rate of prepayments, liquidations and purchases of the related mortgage loans may, and the timing of realized losses will, significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor’s expectation. Because the rate and timing of principal payments on the mortgage loans will depend on future events and on a variety of factors (as described more fully herein and in the prospectus under “Yield, Prepayment and Maturity Considerations”), no assurance can be given as to such rate or the timing of principal payments on the certificates. In general, the earlier a prepayment of principal of the mortgage loans, the greater the effect on an investor’s yield. The effect on an investor’s yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the certificates may not be offset by a subsequent decrease (or increase) in the rate of principal payments.

Prepayments, liquidations and purchases of mortgage loans will result in distributions to holders of the related certificates of principal amounts that would otherwise be distributed over the remaining terms of such mortgage loans. The rate of defaults on the mortgage loans will also affect the rate and timing of principal payments on the mortgage loans. In general, defaults on mortgage loans are expected to occur with greater frequency in their early years.

If there is an interest rate swap agreement, the yields on the certificates may be adversely affected because any net swap payments or swap termination payments payable to the swap counterparty will reduce amounts available for distribution to certificateholders. In addition, if the rate of prepayments on the mortgage loans is faster than anticipated, the scheduled notional amount on which payments due under the interest rate swap agreement are calculated may exceed the aggregate pool balance of the mortgage loans, thereby increasing the relative proportion of interest (and possibly principal) collections on the mortgage loans that must be applied to make any net swap payment to the swap counterparty and consequently, could adversely affect the yields on the certificates.

As described herein, excess interest will be applied, to the extent available, as an additional payment of principal on the certificates to create and/or maintain limited overcollateralization and to offset certain losses and shortfalls on the certificates. The level of excess interest available on any distribution date will be influenced by, among other things:

•
the overcollateralization level of the mortgage loans. This means the extent to which interest on the mortgage loans is accruing on a higher principal balance than the certificate principal amounts of the related certificates;

•	the loss experience of the mortgage loans. For example, excess interest will be reduced as a result of realized losses on the mortgage loans;

•	the value of LIBOR;

•	the extent to which the weighted average of the net mortgage rates of the mortgage loans exceeds the weighted average of the interest rates of the certificates.

No assurances can be given as to the amount or timing of excess interest distributable on the certificates.

The yields to investors in the certificates will be affected by the exercise by the master servicer of its right to purchase the mortgage loans.

If the purchaser of a certificate offered at a discount from its initial principal amount calculates its anticipated yield to maturity (or early termination) based on an assumed rate of payment of principal that is faster than that actually experienced on the related mortgage loans, the actual yield may be lower than that so calculated. Conversely, if the purchaser of a certificate offered at a premium calculates its anticipated yield based on an assumed rate of payment of principal that is slower than that actually experienced on the related mortgage loans, the actual yield may be lower than that so calculated. For this purpose, prepayments of principal include not only voluntary prepayments made by the borrower, but repurchases of mortgage loans by the seller due to breaches of representations and warranties.

Material Federal Income Tax Considerations

General

Upon the issuance of the certificates, tax counsel will deliver its opinion to the effect that, assuming compliance with the trust agreement, each of the REMICs formed pursuant to the related trust agreement will qualify as a REMIC within the meaning of Section 860D of the Code.

The REMIC regular interests represented by certificates may be issued with original issue discount (“OID”). A beneficial owner of a certificate must include any OID in income as it accrues on a constant yield method, regardless of whether the beneficial owner receives currently the cash attributable to such OID. See “Material Federal Income Tax Considerations—Taxation of Securities Treated as Debt Instruments—Interest Income and OID” in the prospectus. For federal income tax purposes, other rights or obligations represented by the certificates will be accounted for separate and apart from such REMIC regular interests.

Legal Investment Considerations

Because of the inclusion of second lien mortgage loans in the trust fund, the certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Institutions whose investment activities are subject to review by certain regulatory authorities may be or may become subject to restrictions, which may be retroactively imposed by such regulatory authorities, on the investment by such institutions in certain mortgage related securities. In addition, several states have adopted or may adopt regulations that prohibit certain state chartered institutions from purchasing or holding similar types of securities.

Accordingly, investors should consult their own legal advisors to determine whether and to what extent the certificates may be purchased by such investors. See “Legal Investment Considerations” in the prospectus.

ERISA Considerations

An employee benefit plan or other retirement arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or to Section 4975 of the Code (collectively, a “Plan”), or an entity deemed to be investing with plan assets of such a plan or arrangement is subject to the fiduciary obligation and prohibited transaction provisions of ERISA and Section 4975 of the Code, unless it is covered by an administrative exemption. The U.S. Department of Labor has granted to the underwriter a prohibited transaction exemption relating to the acquisition, holding and transfer of mortgage-backed certificates (the “Underwriter’s Exemption”), subject to the limitations and qualifications described under “ERISA Considerations” in the prospectus. See “ERISA Considerations” in the prospectus.

The certificates which have an investment grade rating will generally be eligible to be purchased by Plans under the Underwriters Exemption. However, if there is an interest rate cap agreement or an interest rate swap agreement the certificates may not be acquired or held by a person investing assets of any such plans or arrangements before the termination of the interest rate cap agreement or the interest rate swap agreement unless such acquisition or holding is eligible for the exemptive relief available under a class exemption.